                                                                    EXHIBIT 10.1


                                                   $650,000,000

                                CREDIT AGREEMENT


                         Dated as of September 30, 1996

                                      among

                            E&S HOLDINGS CORPORATION,
                                as the Borrower,

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                              as Swing Line Lender,
                             as Fronting Lender and
                            as Administrative Agent,

                       MERRILL LYNCH CAPITAL CORPORATION,
                             as Documentation Agent,

                           NATIONSBANK, N.A. (SOUTH),
                              as Syndication Agent,

                                       and

                   THE FINANCIAL INSTITUTIONS PARTIES HERETO,
                                   as Lenders.


                                   Arranged By

                               BA SECURITIES, INC.

                               MERRILL LYNCH & CO.

                        NATIONSBANC CAPITAL MARKETS, INC.

                                  TABLE OF CONTENTS
                                     (continued)

SECTION                                                                    PAGE


         (c)  The Tranche C Term Credit . . . . . . . . . . . . . . . . .  39
         (d)  The Tranche D Term Credit . . . . . . . . . . . . . . . . .  39
         (e)  The Revolving Credit. . . . . . . . . . . . . . . . . . . .  39
         (f)  The Swing Line Credit . . . . . . . . . . . . . . . . . . .  39
2.10.    Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         (a)  Rate. . . . . . . . . . . . . . . . . . . . . . . . . . . .  39
         (b)  Payment Dates . . . . . . . . . . . . . . . . . . . . . . .  39
         (c)  Default Rate. . . . . . . . . . . . . . . . . . . . . . . .  40
         (d)  Maximum Rate. . . . . . . . . . . . . . . . . . . . . . . .  40
2.11.    Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  40
         (a)  Arrangement, Agency Fees; etc.. . . . . . . . . . . . . . .  40
         (b)  Commitment Fees . . . . . . . . . . . . . . . . . . . . . .  40
2.12.    Computation of Fees and Interest . . . . . . . . . . . . . . . .  40
2.13.    Payments by the Borrower . . . . . . . . . . . . . . . . . . . .  41
2.14.    Payments by the Lenders to the Administrative Agent. . . . . . .  41
2.15.    Sharing of Payments, etc.. . . . . . . . . . . . . . . . . . . .  42

                                     ARTICLE III

                          LETTERS OF CREDIT AND ACCEPTANCES

3.1.     Letter of Credit and Acceptance Subfacilities. . . . . . . . . .  42
3.2.     Issuance, Amendment and Renewal of Letters of Credit . . . . . .  44
3.3.     Creation of Acceptances. . . . . . . . . . . . . . . . . . . . .  46
3.4.     Letter of Credit/Banker's Acceptance Participations, Drawings
              and Reimbursements. . . . . . . . . . . . . . . . . . . . .  47
3.5.     Repayment of Participations. . . . . . . . . . . . . . . . . . .  49
3.6.     Role of the Fronting Lender. . . . . . . . . . . . . . . . . . .  49
3.7.     Obligations Absolute . . . . . . . . . . . . . . . . . . . . . .  50
3.8.     Letter of Credit and Acceptance Fees . . . . . . . . . . . . . .  51
3.9.     The Borrower's Guaranty of Special Facility Obligations of its
              Restricted Subsidiaries . . . . . . . . . . . . . . . . . .  52
3.10.    No Waiver With Respect to Acceptances. . . . . . . . . . . . . .  53
3.11.    Uniform Customs and Practice . . . . . . . . . . . . . . . . . .  53

                                      ARTICLE IV

                        TAXES, YIELD PROTECTION AND ILLEGALITY

4.1.     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
4.2.     Illegality . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
4.3.     Increased Costs and Reduction of Return. . . . . . . . . . . . .  56
4.4.     Funding Losses . . . . . . . . . . . . . . . . . . . . . . . . .  57

                                  TABLE OF CONTENTS
                                     (continued)


SECTION                                                                    PAGE


4.5.     Inability to Determine Rates . . . . . . . . . . . . . . . . . .  58
4.6.     Notice from Lenders. . . . . . . . . . . . . . . . . . . . . . .  58
4.7.     Change of Lending Office . . . . . . . . . . . . . . . . . . . .  58
4.8.     Notice of Certain Costs. . . . . . . . . . . . . . . . . . . . .  58
4.9.     Replacement of Lenders . . . . . . . . . . . . . . . . . . . . .  58
4.10.    Survival . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59

                                      ARTICLE V

                                 CONDITIONS PRECEDENT

5.1.     Conditions of Initial Credit Extensions. . . . . . . . . . . . .  59
         (a)  Credit Agreement. . . . . . . . . . . . . . . . . . . . . .  59
         (b)  Resolutions; Incumbency . . . . . . . . . . . . . . . . . .  60
         (c)  Organization Documents; Good Standing . . . . . . . . . . .  60
         (d)  Legal Opinions. . . . . . . . . . . . . . . . . . . . . . .  60
         (e)  Payment of Fees . . . . . . . . . . . . . . . . . . . . . .  60
         (f)  Guaranty. . . . . . . . . . . . . . . . . . . . . . . . . .  60
         (g)  Pledge Agreement. . . . . . . . . . . . . . . . . . . . . .  61
         (h)  Consummation of Recapitalization. . . . . . . . . . . . . .  61
         (i)  Solvency. . . . . . . . . . . . . . . . . . . . . . . . . .  61
         (j)  Other Indebtedness. . . . . . . . . . . . . . . . . . . . .  61
         (k)  Equity. . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         (l)  Issuance of Preferred Stock . . . . . . . . . . . . . . . .  61
         (m)  Subordinated Debt . . . . . . . . . . . . . . . . . . . . .  61
         (n)  Availability of Revolving Commitments . . . . . . . . . . .  62
         (o)  Insurance Certificate . . . . . . . . . . . . . . . . . . .  62
         (p)  Approvals . . . . . . . . . . . . . . . . . . . . . . . . .  62
         (q)  Certificate . . . . . . . . . . . . . . . . . . . . . . . .  62
5.2.     Conditions to All Credit Extensions. . . . . . . . . . . . . . .  63
         (a)  Notice of Credit Extension. . . . . . . . . . . . . . . . .  63
         (b)  Continuation of Representations and Warranties. . . . . . .  63
         (c)  No Existing Default . . . . . . . . . . . . . . . . . . . .  63

                                      ARTICLE VI

                            REPRESENTATIONS AND WARRANTIES

6.1.     Corporate Existence and Power. . . . . . . . . . . . . . . . . .  63
6.2.     Corporation Authorization; No Contravention; Binding Effect. . .  64
6.3.     Governmental Authorization . . . . . . . . . . . . . . . . . . .  64
6.4.     Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
6.5.     ERISA Compliance . . . . . . . . . . . . . . . . . . . . . . . .  65

                                  TABLE OF CONTENTS
                                     (continued)

SECTION                                                                    PAGE


6.6.     Regulatory Matters . . . . . . . . . . . . . . . . . . . . . . .  65
6.7.     Title to Properties. . . . . . . . . . . . . . . . . . . . . . .  65
6.8.     Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
6.9.     Financial Condition. . . . . . . . . . . . . . . . . . . . . . .  66
6.10.    Trademarks, Copyrights, Patents and Licenses, etc. . . . . . . .  66
6.11.    Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . .  66
6.12.    Full Disclosure. . . . . . . . . . . . . . . . . . . . . . . . .  66
6.13.    Compliance with Environmental Laws . . . . . . . . . . . . . . .  67

                                     ARTICLE VII

                                AFFIRMATIVE COVENANTS

7.1.     Financial Statements . . . . . . . . . . . . . . . . . . . . . .  67
7.2.     Certificates; Other Information. . . . . . . . . . . . . . . . .  68
7.3.     Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
7.4.     Preservation of Corporate Existence, etc.. . . . . . . . . . . .  69
7.5.     Maintenance of Property. . . . . . . . . . . . . . . . . . . . .  69
7.6.     Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
7.7.     Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . .  70
7.8.     Compliance with Statues, etc.. . . . . . . . . . . . . . . . . .  70
7.9.     Inspection of Property and Books and Records . . . . . . . . . .  70
7.10.    Use of Proceeds. . . . . . . . . . . . . . . . . . . . . . . . .  70
7.11.    Future Subsidiaries. . . . . . . . . . . . . . . . . . . . . . .  70
7.12.    Transactions with Affiliates . . . . . . . . . . . . . . . . . .  71
7.13.    Change in Business . . . . . . . . . . . . . . . . . . . . . . .  71
7.14.    End of the Fiscal Year . . . . . . . . . . . . . . . . . . . . .  71

                                     ARTICLE VIII

                                  NEGATIVE COVENANTS

8.1.     Limitation on Liens. . . . . . . . . . . . . . . . . . . . . . .  72
8.2.     Consolidations and Mergers; Sales of Assets. . . . . . . . . . .  74
8.3.     Loans, Acquisitions and Investments. . . . . . . . . . . . . . .  74
8.4.     Limitation on Indebtedness . . . . . . . . . . . . . . . . . . .  76
8.5.     Restricted Payments. . . . . . . . . . . . . . . . . . . . . . .  77
8.6.     Financial Covenants. . . . . . . . . . . . . . . . . . . . . . .  79
8.7.     Capital Expenditures . . . . . . . . . . . . . . . . . . . . . .  81
8.8.     Amendments . . . . . . . . . . . . . . . . . . . . . . . . . . .  81

                                      ARTICLE IX

                                  TABLE OF CONTENTS
                                     (continued)

SECTION                                                                    PAGE


                                  EVENTS OF DEFAULT

9.1.     Event of Default . . . . . . . . . . . . . . . . . . . . . . . .  81
         (a)  Non-Payment . . . . . . . . . . . . . . . . . . . . . . . .  82
         (b)  Representation or Warranty. . . . . . . . . . . . . . . . .  82
         (c)  Specific Defaults . . . . . . . . . . . . . . . . . . . . .  82
         (d)  Other Defaults. . . . . . . . . . . . . . . . . . . . . . .  82
         (e)  Cross-Default . . . . . . . . . . . . . . . . . . . . . . .  82
         (f)  Insolvency; Voluntary Proceedings . . . . . . . . . . . . .  82
         (g)  Involuntary Proceedings . . . . . . . . . . . . . . . . . .  83
         (h)  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         (i)  Judgments . . . . . . . . . . . . . . . . . . . . . . . . .  83
         (j)  Change of Control . . . . . . . . . . . . . . . . . . . . .  83
         (k)  Collateral. . . . . . . . . . . . . . . . . . . . . . . . .  83
9.2.     Remedies . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
9.3.     Rights Not Exclusive . . . . . . . . . . . . . . . . . . . . . .  84

                                      ARTICLE X

                                      THE AGENTS

10.1.    Appointment and Authorization; "Administrative Agent". . . . . .  84
10.2.    Delegation of Duties . . . . . . . . . . . . . . . . . . . . . .  85
10.3.    Limitation on Liability of Agents and Agent-Related Persons. . .  85
10.4.    Reliance by Administrative Agent . . . . . . . . . . . . . . . .  85
10.5.    Notice of Default. . . . . . . . . . . . . . . . . . . . . . . .  86
10.6.    Credit Decision. . . . . . . . . . . . . . . . . . . . . . . . .  86
10.7.    Indemnification of Agents and Agent-Related Persons. . . . . . .  87
10.8.    Agents in Individual Capacity. . . . . . . . . . . . . . . . . .  87
10.9.    Successor Administrative Agent . . . . . . . . . . . . . . . . .  87
10.10.   Withholding Tax. . . . . . . . . . . . . . . . . . . . . . . . .  88
10.11.   Collateral Matters . . . . . . . . . . . . . . . . . . . . . . .  88
10.12.   Copies, etc. . . . . . . . . . . . . . . . . . . . . . . . . . .  89

                                      ARTICLE XI

                                    MISCELLANEOUS

11.1.    Amendments and Waivers . . . . . . . . . . . . . . . . . . . . .  89
11.2.    Notices. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  90
11.3.    No Waiver; Cumulative Remedies . . . . . . . . . . . . . . . . .  91
11.4.    Costs and Expenses . . . . . . . . . . . . . . . . . . . . . . .  91
11.5.    Borrower Indemnification . . . . . . . . . . . . . . . . . . . .  92

                                  TABLE OF CONTENTS
                                     (continued)

SECTION                                                                    PAGE


11.6.    Marshalling; Payments Set Aside. . . . . . . . . . . . . . . . .  92
11.7.    Successors and Assigns . . . . . . . . . . . . . . . . . . . . .  93
11.8.    Assignments, Participations, etc.. . . . . . . . . . . . . . . .  93
11.9.    Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . .  95
11.10.   Set-off. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
11.11.   Notification of Addresses, Lending Offices, etc. . . . . . . . .  96
11.12.   Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . .  96
11.13.   Severability . . . . . . . . . . . . . . . . . . . . . . . . . .  96
11.14.   No Third Parties Benefited . . . . . . . . . . . . . . . . . . .  96
11.15.   Governing Law and Jurisdiction . . . . . . . . . . . . . . . . .  96
11.16.   Waiver of Jury Trial . . . . . . . . . . . . . . . . . . . . . .  97
11.17.   Entire Agreement . . . . . . . . . . . . . . . . . . . . . . . .  97

                                CREDIT AGREEMENT


         CREDIT AGREEMENT, dated as of September 30, 1996, among E&S HOLDINGS CORPORATION, a Delaware corporation (the "Borrower"), the several financial institutions from time to time party to this Agreement (collectively, the "Lenders", and, individually, a "Lender") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as swing line lender, as fronting lender and as administrative agent for the Lenders, together with MERRILL LYNCH CAPITAL CORPORATION, as documentation agent for the Lenders, NATIONSBANK, N.A. (SOUTH), as syndication agent for the Lenders, the several financial institutions specifically identified as co-agents on the signature pages hereof (the "Co-Agents") and the several financial institutions specifically identified as lead managers on the signature pages hereof (the "Lead Managers").

                              W I T N E S S E T H:

         WHEREAS, the Borrower and Strata Associates L.P., a newly formed Delaware limited partnership ("Holdings") organized at the direction of KKR (such capitalized term, and other capitalized terms used in these recitals, to have the meanings set forth in Section 1.1) and Abarco, N.V., a Netherlands Antilles corporation ("Abarco"), are parties to the Recapitalization and Stock Purchase Agreement dated as of August 15, 1996 (the "Recapitalization and Stock Purchase Agreement");

         WHEREAS, in accordance with the terms of the Recapitalization and Stock Purchase Agreement, the Borrower shall, among other things, (a) repay Indebtedness of the Borrower and its Subsidiaries identified on Schedule 5.1(j) (the "Refinancing") in an aggregate amount of approximately $367,000,000, (b) redeem a portion of the shares of Common Stock, par value $0.01 per share, of the Borrower (the "Common Stock") held by Abarco for consideration comprised of certain notes receivable having an aggregate principal amount outstanding of approximately $58,000,000, all the capital stock of E&S Realco, Inc., a Delaware corporation, and cash of approximately $522,500,000 (the "Redemption") and (c) cause the repurchase of all the shares of the common stock of Spalding & Evenflo Companies, Inc., a Delaware corporation ("S&E"), by S&E not owned by the Borrower for consideration of approximately $28,500,000 (the "Repurchase", and, together with the Refinancing and the Redemption, the "Recapitalization");

         WHEREAS, in order to (a) fund the Refinancing, (b) finance the Repurchase, (c) provide a portion of the financing for the Redemption, (d) pay costs and expenses related to the Recapitalization and the transactions contemplated thereby and hereby and (e) provide financing for the working capital and other general corporate purposes of the Borrower and its

Subsidiaries following the consummation of the Recapitalization, the Borrower has requested that the Lenders make available to the Borrower:

                  (i) a Tranche A Term Commitment pursuant to which Tranche A Term Loans in an aggregate principal amount of up to $175,000,000 may be borrowed in a single borrowing to occur on the Closing Date;

                  (ii) a Tranche B Term Commitment pursuant to which Tranche B Term Loans in an aggregate principal amount of up to $87,500,000 may be borrowed in a single borrowing to occur on the Closing Date;

                  (iii) a Tranche C Term Commitment pursuant to which Tranche C Term Loans in an aggregate principal amount of up to $87,500,000 may be borrowed in a single borrowing to occur on the Closing Date;

                  (iv) a Tranche D Term Commitment pursuant to which Tranche D Term Loans in an aggregate principal amount of up to $50,000,000 may be borrowed in a single borrowing to occur on the Closing Date; and

                  (v) a Revolving Commitment pursuant to which (A) Revolving Loans may be borrowed from time to time from and after the Closing Date to the Revolving Commitment Termination Date and (B) as subfacilities of the Revolving Commitment, (1) a Swing Line Facility and (2) a Special Facility pursuant to which letters of credit may be issued and/or banker's acceptances may be created from time to time from and after the Closing Date to the Revolving Commitment Termination Date; provided that in no event shall (x) the aggregate amount of all Revolving Loans, Swing Line Loans and Special Facility Obligations exceed $250,000,000 at any one time and (y) the aggregate amount of all Revolving Loans, Swing Line Loans and Special Facility Obligations used for the purposes described in clauses (b), (c) and (d) above exceed $40,000,000;

         WHEREAS, all Obligations hereunder and under the other Loan Documents will be guaranteed by S&E and each of the other Domestic Subsidiaries that are Material Subsidiaries; and

         WHEREAS, all Obligations hereunder and under the other Loan Documents will be secured by a pledge of all issued and outstanding capital stock of S&E and each of the other direct Domestic Subsidiaries of the Borrower that are Material Subsidiaries;

         NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. Certain Defined Terms. The following terms have the following meanings:

         "Abarco" has the meaning specified in the first recital to this Agreement.

         "Acceptance" means an acceptance created by the Fronting Lender under the Special Facility Commitment in accordance with Article III, at the request of, and for the account of, the Borrower or any of its Restricted Subsidiaries, including all acceptances deemed to be created hereunder pursuant to Section 3.1(c).

         "Acceptance Obligations" means the sum of (a) the aggregate face amount of all unmatured Acceptances plus (b) the aggregate face amount of all unreimbursed matured Acceptances, including all outstanding Special Facility Borrowings in respect of matured Acceptances.

         "Acceptance Reference Rate" means, relative to any term for any Acceptance, the rate per annum equal to the rate agreed to from time to time between the Borrower and the Fronting Lender.

         "Account Party" means the Borrower or any of its Restricted Subsidiaries for the account of which a Letter of Credit is Issued or an Acceptance is created in accordance with Article III hereof.

         "Acquisition" means any transaction or series of related transactions for the purpose of or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or of any business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, (c) a merger or consolidation or any other combination with another Person (other than with a Person that is a Restricted Subsidiary), provided that the Borrower or one of its Restricted Subsidiaries is the surviving entity or (d) an Unrestricted Subsidiary becoming a Restricted Subsidiary.

         "Administrative Agent" means BofA in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents, together with any successor administrative agent appointed in accordance with Section 10.9.

         "Administrative Agent's Payment Office" means the address for payments set forth on Schedule 11.2 or such other address as the Administrative Agent may from time to time specify in writing.

         "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors of such other Person or (b) to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract or otherwise.

         "Agent-Related Persons" means BofA and any successor administrative agent appointed in accordance with Section 10.9, together with their respective Affiliates (including, in the case of BofA, BA Securities, Inc., in its role as a Co-Arranger of the Facilities), the Documentation Agent, together with its Affiliates (including Merrill Lynch & Co., in its role as a Co-Arranger of the Facilities), the Syndication Agent, together with its Affiliates (including NationsBanc Capital Markets, Inc., in its role as a Co-Arranger of the Facilities), and the officers, directors, employees and agents of each of the foregoing Persons and Affiliates.

         "Agents" means, collectively, the Administrative Agent, the Documentation Agent and the Syndication Agent.

         "Agreement" means this Credit Agreement.

         "Applicable Margin" means, with respect to the Revolving Loans, the Tranche A Term Loans or the Commitment Fee, as of any date, the rate per annum determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:

                                  Pricing Grid

=============================================================================================================================
     Ratio of Consolidated
         Total Debt to
      Consolidated EBITDA            Eurodollar Rate Margin           Base Rate Margin                Commitment Fee
-----------------------------------------------------------------------------------------------------------------------------
            X LESS THAN 5.5                     225.0                         125.0                        42.5
-----------------------------------------------------------------------------------------------------------------------------
      X LESS THAN= 5.5, but GREATER THAN 5.0    200.0                         100.0                        37.5
-----------------------------------------------------------------------------------------------------------------------------
      X LESS THAN= 5.0, but GREATER THAN 4.5    162.5                          62.5                        37.5
-----------------------------------------------------------------------------------------------------------------------------
      X LESS THAN= 4.5, but GREATER THAN 4.0    137.5                          37.5                        35.0
-----------------------------------------------------------------------------------------------------------------------------
      X LESS THAN= 4.0, but GREATER THAN 3.5    112.5                          12.5                        30.0
-----------------------------------------------------------------------------------------------------------------------------
      X LESS THAN= 3.5, but GREATER THAN 3.0     87.5                           0.0                        25.0
-----------------------------------------------------------------------------------------------------------------------------
            X LESS THAN= 3.0                     62.5                           0.0                        20.0
=============================================================================================================================

         The Applicable Margin, at any time from and including the Closing Date until the date which is six months after the Closing Date, for (a) the Tranche A Term Loans and the Revolving Loans shall be 1.25% as to Base Rate Loans at such time and 2.25% as to Eurodollar Loans at such time and (b) the Commitment Fee shall be 0.50% at such time.

         The Applicable Margin, at all times, for Tranche B Term Loans shall be 1.75% for Base Rate Loans and 2.75% for Eurodollar Loans.

         The Applicable Margin, at all times, for Tranche C Term Loans shall be 2.25% for Base Rate Loans and 3.25% for Eurodollar Loans.

         The Applicable Margin, at all times, for Tranche D Term Loans shall be 2.75% for Base Rate Loans and 3.75% for Eurodollar Loans.

         The Applicable Margin, at any time from and after the date which is six months after the Closing Date, for Tranche A Term Loans, Revolving Loans and the Commitment Fee, shall be determined pursuant to the Pricing Grid above at such time. At all times that the Applicable Margin is determined by reference to the Pricing Grid, "X" refers to the ratio of Consolidated Total Debt to Consolidated EBITDA, which ratio shall be determined based upon the Compliance Certificate delivered pursuant to clause (b) of Section 7.2 and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Margin shall change based on such next Compliance Certificate); provided, however, that, if (i) any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (b) of Section 7.2 and (ii) such Compliance Certificate indicates a ratio of Consolidated Total Debt to Consolidated EBITDA that would result in an Applicable Margin which is greater than the Applicable Margin then in effect, then (A) such greater Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the date such Compliance Certificate was required to be delivered to the Administrative Agent pursuant to clause (b) of Section 7.2 and (B) in furtherance of the other terms of this proviso, if the Borrower shall have made any payment in respect of interest or fees during the period from the date such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then the Borrower shall pay in the form of a supplemental payment of interest and/or fees, an amount which equals the difference between the amount of interest and/or fees that would otherwise have been paid determined as if such Compliance Certificate was delivered on the date such Compliance Certificate was required to be delivered and the amount of such interest and/or fees so paid, which supplemental payment of interest and/or fees shall be due and payable on the actual date of delivery of such Compliance Certificate.

         "Assignment and Acceptance" has the meaning specified in Section
11.8(a).

         "Bankruptcy Code" means the Federal Bankruptcy Reform Act of 1978 (11 U.S.C.ss.101, et seq.).

         "Base Rate" means, for any day, the higher of: (a) 0.50% per annum above the latest Federal Funds Rate; and (b) the rate of interest in effect for such day as publicly announced from time to time by BofA in San Francisco, California, as its "reference rate." (The "reference rate" is a rate set by BofA based upon various factors including BofA's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above or below such announced rate.) Any change in the reference rate announced by BofA shall take effect at the opening of business on the day specified in the public announcement of such change.

         "Base Rate Loan" means a Loan or Special Facility Borrowing that bears interest based on the Base Rate.

         "BofA" means Bank of America National Trust and Savings Association, a national banking association.

         "Borrower" has the meaning specified in the preamble.

         "Borrowing" means a borrowing hereunder consisting of Loans of the same Type made to the Borrower on the same day by the Lenders under Article II, and, in the case of Eurodollar Rate Loans, having the same Interest Period.

         "Borrowing Date" means any date on which a Borrowing occurs under
Section 2.3.

         "Business Day" means (a) any day other than a Saturday, Sunday or other day on which commercial lenders in New York City, Chicago, Illinois or San Francisco, California are authorized or required by law to close and (b) if the applicable Business Day relates to any Eurodollar Loan, a Business Day described in the preceding clause (a) on which dealings are also carried on in the applicable offshore dollar interbank market.

         "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

         "Capital Expenditures" means, for any period, the aggregate of all expenditures (whether paid in cash or accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases, but excluding any amount representing capitalized interest) by the Borrower and its Restricted Subsidiaries during such period that, in conformity with GAAP, are or are required to be included as additions during such period to property, plant or equipment reflected in the consolidated balance sheet of the Borrower and its Restricted Subsidiaries, provided that the term "Capital Expenditures" shall not include (a) expenditures made in connection with the replacement, substitution or restoration of assets (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets being replaced or restored or
(ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced, (b) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time, (c) the purchase of plant, property or equipment made within one year of the sale of any asset to the extent purchased with the proceeds of such sale and (d) the portion of the purchase price in connection with any Acquisition that would otherwise be included as additions to property, plant or equipment.

         "Capital Lease", as applied to any Person, means any lease of any property (whether real, personal or mixed) by that Person as lessee that, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

         "capital stock" means, with respect to any Person, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock of, or ownership interests in, such Person, including if such Person is a partnership, partnership interests (whether general or limited) and any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, such partnership.

         "Capitalized Lease Liabilities" means all obligations under Capital Leases of the Borrower or any of its Restricted Subsidiaries, in each case taken at the amount thereof accounted as a capital lease obligation in accordance with GAAP.

         "Cash Equivalents" means:

         (a) securities issued or unconditionally guaranteed by the United States government or any agency or instrumentality thereof, in each case having maturities of not more than 24 months from the date of acquisition thereof;

         (b) securities issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof or any political subdivision of any such state or any public instrumentality thereof having maturities of not more than 24 months from the date of acquisition thereof and, at the time of acquisition, having an investment grade rating generally obtainable from either Rating Agency (or, if at any time neither Rating Agency shall be rating such obligations, then from another nationally recognized rating agency);

         (c) commercial paper issued by any Lender or any holding company owning any Lender;

         (d) commercial paper maturing no more than 12 months after the date of creation thereof and, at the time of acquisition, having a rating of at least A-2 or P-2 from either Rating Agency (or, if at any time neither Rating Agency shall be rating such obligations, then from another nationally recognized rating agency);

         (e) domestic and eurodollar certificates of deposit or banker's acceptances maturing no more than two years after the date of acquisition thereof issued by any Lender or any other banks having combined capital and surplus of not less than $250,000,000 (or in the case of foreign banks, the Dollar equivalent thereof);

         (f) repurchase agreements with a term of not more than 30 days for underlying securities of the type described in clauses (a), (b) and (e) above entered into with any bank meeting the qualifications specified in clause (e) above or securities dealers of recognized national standing;

         (g) shares of investment companies that are registered under the Investment Company Act of 1940 and invest solely in one or more of the types of securities described in clauses (a) through (f) above; and

         (h) short-term, liquid investments made by a Foreign Subsidiary in the ordinary course of managing its cash consistent with past practice.

         "CERCLA" has the meaning specified in the definition of "Environmental Laws."

         "Change of Control" means, and shall be deemed to have occurred if: (a) at any time Continuing Directors shall not constitute a majority of the Board of Directors of the Borrower; (b) KKR, its successors and its Affiliates and management of the Borrower shall cease to own in the aggregate, directly or indirectly, beneficially and of record, a majority of the outstanding Voting Stock of the Borrower (other than as the result of (i) one or more public offerings of common stock of the Borrower or (ii) a widely distributed private placement of common stock of the Borrower that does not provide any special director designation or special election rights or other special corporate governance rights to the holders of such shares, in each case whether by the Borrower or another Person); or (c) any Person or "group" (within the meaning of
Section 13(d) or 14(d) of the Exchange Act) shall at any time have acquired direct or indirect beneficial ownership of a percentage of the outstanding Voting Stock of the Borrower that exceeds in the aggregate the percentage of such Voting Stock then beneficially owned, directly or indirectly, by KKR, its successors and its Affiliates and management of the Borrower.

         "Closing Date" means the date on which Credit Extensions are first made hereunder.

         "Co-Agents" has the meaning specified in the preamble.

         "Co-Arrangers" means, collectively, BA Securities, Inc., Merrill Lynch & Co., and NationsBanc Capital Markets, Inc.

         "Code" means the Internal Revenue Code of 1986, and regulations promulgated thereunder.

         "Commitment" means, (a) as to each Lender, the obligation of such Lender to make Loans and, in the case of Revolving Lenders, participate in Special Facility Obligations and make Special Facility Advances; (b) the obligation of the Swing Line Lender to make Swing Line Loans; and (c) the obligation of the Fronting Lender to issue Letters of Credit and create Acceptances; collectively as to all Lenders, the Swing Line Lender and the Fronting Lender, the "Commitments".

         "Commitment Fee" means the fee set forth in Section 2.11(b).

         "Common Stock" has the meaning specified in the second recital to this Agreement.

         "Compliance Certificate" means a certificate substantially in the form of Exhibit C or such other form as shall be approved by the Administrative Agent and the Borrower.

         "Computerized Request" has the meaning specified in Section 3.2(h).

         "Confidential Information" has the meaning specified in Section 11.9.

         "Confidential Memorandum" means the Confidential Information Memorandum dated September, 1996, describing the E&S Holdings Corporation $650,000,000 senior secured credit facilities.

         "Consolidated EBITDA" means, with respect to the Borrower for any period, the sum for such period of (a) Consolidated Net Income plus (b) to the extent deducted in arriving at such Consolidated Net Income, the sum, without duplication, of (i) Consolidated Interest Expense and non-cash interest expense,
(ii) taxes computed on the basis of income, (iii) depreciation expense, (iv) amortization expense, including amortization of deferred financing fees, (v) any expenses or charges resulting from the Recapitalization or from any equity offering or incurrence of Indebtedness, (vi) any expenses incurred prior to the Recapitalization resulting from the Spalding and Evenflo Management Stock Ownership Plan, (vii) any expenses paid by the Borrower or any of its Restricted Subsidiaries to, or for the benefit of, Abarco and its Affiliates prior to the Recapitalization, (viii) the amount of any restructuring charge or reserve, (ix) non-cash charges and (x) non-recurring charges plus (c) amounts designated as "Special Promotional Expenses" in such period minus (d) to the extent included in such Consolidated Net Income, the sum, without duplication, of (i) non-recurring gains and (ii) non-cash gains, in each case as determined on a consolidated basis for the Borrower and its Restricted Subsidiaries in accordance with GAAP, plus (e) to the extent not otherwise included in Consolidated EBITDA, (i) with respect to any such period that includes the two consecutive Fiscal Quarters ending on or about September 30, 1996, $2,300,000, or (ii) with respect to any such period that includes the Fiscal Quarter ending on or about September 30, 1996 (but not any prior Fiscal Quarter), $1,500,000 (it being acknowledged and understood that the amounts set forth in this clause
(e) represent the reasonably estimated contribution to Consolidated EBITDA of the Etonic (and related) business lines).

         "Consolidated Fixed Charges" means, with respect to the Borrower for any period, the sum for such period of (a) Consolidated Interest Expense, (b) dividends or other distributions made by the Borrower in cash and (c) scheduled principal payments on the Facilities and on all other Consolidated Total Debt, less prepayments thereof made prior to such period.

         "Consolidated Interest Expense" means, with respect to the Borrower for any period, cash interest expense (including that attributable to Capital Leases in accordance with GAAP), net of cash interest income, of the Borrower and its Restricted Subsidiaries on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Restricted Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and banker's acceptance financing and net costs under Swap Contracts (other than currency swap agreements, currency future or option contracts and other similar agreements), but excluding, however, amortization of deferred financing costs and any other amounts of non-cash interest, all as calculated on a consolidated basis in accordance with GAAP; provided, however, that Consolidated Interest Expense for the Test Periods ending on or about March 31, 1997 and June 30, 1997 shall be determined by (a) in the case of the Test Period ending on or about March 31, 1997, multiplying Consolidated Interest Expense for the period (x) commencing on the first day of the Fiscal Quarter ending on or about December 31, 1996 and (y) ending on the last day of such Test Period, by 2 and (b) in the case of the Test Period ending on or about June 30, 1997, multiplying Consolidated Interest Expense for the period (x) commencing on the first day of the Fiscal Quarter ending on or about December 31, 1996 and (y) ending on the last day of such Test Period, by 4/3.

         "Consolidated Net Income" means, with respect to the Borrower for any period, the aggregate of the Net Income of the Borrower and its Restricted Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP; provided, however, that (i) any net after-tax extraordinary gains or losses (less all fees and expenses relating thereto) shall be excluded, (ii) any net after-tax gains or losses (less all fees and expenses relating thereto) attributable to asset dispositions other than in the ordinary course of business shall be excluded, (iii) the Net Income for such period of any Person that is not a Subsidiary of the Borrower, or is an Unrestricted Subsidiary, or that is accounted for by the equity method of accounting, shall be included only to the extent of dividends or distributions or other payments paid in cash (or to the extent converted into cash) to the Borrower or a wholly-owned Restricted Subsidiary (except for directors' qualifying shares) in respect of such period,
(iv) the Net Income of any Person acquired in a pooling of interests transaction shall be excluded for any period prior to the date of such acquisition, (v) the Net Income for such period of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of its Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by the operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, unless such restriction with respect to the payment of dividends or in similar distributions has been legally waived, and (vi) any net currency loss (gain) shall be excluded.

         "Consolidated Total Debt" means, with respect to the Borrower at any time, the sum of all amounts comprising items (a), (c) (to the extent in respect of drawn but unreimbursed letters of credit or matured but unreimbursed banker's acceptances), and (d) of the definition of Indebtedness contained in this Agreement for the Borrower and its Restricted Subsidiaries at such time, determined on a consolidated basis in accordance with GAAP; provided, however, that Consolidated Total Debt shall not include Indebtedness in respect of Swing Line Loans (and Revolving Loans which replace such Swing Line Loans pursuant to
Section 2.5(a)(i)) the proceeds of which are used to satisfy reimbursement obligations arising from drawings under documentary Letters of Credit for the period from the date on which such Loan was made until the date the Acceptances intended to refinance such financing are scheduled to be created (irrespective of whether such Acceptances are in fact created).

         "Consolidated Working Capital" means, with respect to the Borrower, at any date, the excess of (a) the sum of all amounts (other than cash and cash equivalents) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Restricted Subsidiaries at such date over (b) the sum of all amounts that would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the borrower and its Restricted Subsidiaries on such date, but excluding the current portion of any Funded Debt.

         "Contingent Obligation" means, as to any Person, any direct or indirect liability of that Person, whether or not contingent, with or without recourse, guaranteeing or intended to guarantee any Indebtedness (the "primary obligations") of another Person (the "primary obligor") in any manner, including any obligation of that Person (a) to purchase, repurchase or otherwise acquire such primary obligations or any security therefor, (b) to advance or provide funds for the payment or discharge of any such primary obligation or to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Contingent Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made (or, if less, the maximum stated or determinable amount of such Contingent Obligation) or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder), as determined by such Person in good faith. Notwithstanding the foregoing, the term "Contingent Obligation" shall not include (a) endorsements of instruments for deposit or collection in the ordinary course of business, (b) guarantees made by a Person of the obligations of a Restricted Subsidiary of such Person that do not constitute Indebtedness of such Restricted Subsidiary and are incurred in the ordinary course of business of such Restricted Subsidiary and (c) obligations arising from agreements providing for indemnification or adjustment of purchase price (or from guarantees supporting any obligations pursuant to any such agreements) incurred in connection with the disposition of any business or assets or Restricted Subsidiary.

         "Continuing Director" means, at any date, an individual (a) who is a member of the Board of Directors of the Borrower, as the case may be, on the Closing Date, (b) who, as at such date, has been a member of such Board of Directors for at least the 12 preceding months (or, for the period comprising the first 12 months after the Closing Date, has been a member of such Board of Directors at least since the Closing Date), or (c) who has been nominated to be a member of such Board of Directors, directly or indirectly, by KKR or Persons nominated by KKR or has been nominated to be a member of such Board of Directors by a majority of the other Continuing Directors then in office.

         "Contractual Obligation" means, as to any Person, any provision of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument, document or agreement to which such Person is a party or by which it or any of its property is bound.

         "Conversion/Continuation Date" means any date on which, under Section 2.4, the Borrower (a) converts Loans of one Type to another Type or (b) continues as Loans of the same Type, but with a new Interest Period, Loans having Interest Periods expiring on such date.

         "Credit Extension" means and includes (a) the making (but not conversion or continuation) of any Loan (other than Revolving Loans which replace Swing Line Loans pursuant to Section 2.5(a)(i)) hereunder, (b) the Issuance of any Letter of Credit hereunder and (c) the creation of any Acceptance hereunder.

         "Credit Extension Date" means any Borrowing Date, any date on which a Letter of Credit is Issued under Section 3.2 or any date on which an Acceptance is created under Section 3.3.

         "Cumulative Borrower's Excess Cash Flow" means, at any time after delivery to the Administrative Agent of the audited financial statements referred to in clause (a) of Section 7.1 in respect of the 1997 Fiscal Year and the Compliance Certificate relating thereto, the sum of, for each of the 1997 Fiscal Year and each Fiscal Year then elapsed (and in each case for which the audited financial statements referred to in clause (a) of Section 7.1 and the Compliance Certificate relating thereto have been delivered to the Administrative Agent), 50% of Excess Cash Flow, if any, for each such Fiscal Year.

         "Cumulative Consolidated Net Income Available to Common Stockholders" means, at any time, Consolidated Net Income less cash dividends paid with respect to preferred stock (including the Preferred Stock) for the period (taken as one accounting period) commencing on the Closing Date and ending on the last day of the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Sections 7.1 and 7.2.

         "Default" means any event or circumstance which, with the giving of notice, the lapse of time or both, would (if not cured or otherwise remedied during such time) constitute an Event of Default.

         "Defaulting Lender" means any Lender with respect to which a Lender Default is in effect.

         "Disposition" means the sale, conveyance, issuance or other disposition of any property, business or assets by the Borrower or any Restricted Subsidiary (including receivables and capital stock of or owned by the Borrower or such Restricted Subsidiary, and in all cases whether now owned or hereafter acquired), other than (a) the issuance of capital stock of the Borrower, (b) sales, conveyances or other dispositions in the ordinary course of business (including sales, conveyances or other dispositions of inventory in the ordinary course) and (c) sales of accounts receivable and capital stock owned by any Domestic Subsidiary to S&E Finance, effected on not more than one occasion during any Fiscal Year of the Borrower, and the consideration for which consists solely of a promissory note of S&E Finance payable to such Domestic Subsidiary, provided that (i) the transferor thereof shall repurchase all such accounts receivable and capital stock from S&E Finance not later than five Business Days following the date of the original transfer thereof, the consideration for which shall consist solely of the creation of an intercompany liability on the books of the repurchasing transferor that is promptly set off by S&E Finance against its obligations under the promissory note issued by it to such repurchasing transferor, (ii) no such transfer shall be effected if a Default or an Event of Default shall have occurred and be continuing and (iii) no such transfer shall be effected unless, giving effect to any liability or obligation incurred in connection therewith, S&E Finance shall be solvent immediately before and after giving effect to the acquisition of such accounts receivable and capital stock. For purposes of the immediately preceding sentence, S&E Finance shall be solvent if (A) each of the fair value and the present fair saleable value of S&E Finance's assets is greater than its debts and other liabilities (including contingent, unmatured and unliquidated debts and liabilities) and the amount required to pay such debts and liabilities as such debts and liabilities become absolute and mature, (B) S&E Finance is able and expects to be able to pay its debts and other liabilities (including contingent, unmatured and unliquidated debts and liabilities) as they mature and (C) S&E Finance has sufficient capital to carry on its business as conducted and as proposed to be conducted.

         "Documentation Agent" means Merrill Lynch Capital Corporation, in its capacity as documentation agent for the Lenders hereunder and under the other Loan Documents.

         "Dollars", "dollars" and "$" each mean lawful money of the United
States.

         "Domestic Subsidiary" means any Restricted Subsidiary that is not a Foreign Subsidiary.

         "Eligible Assignee" means and includes each Lender (and any Affiliate thereof), any commercial bank, any financial institution, any fund that is regularly engaged in making, purchasing or investing in loans or any Person that would satisfy the requirements of an "accredited investor" (as defined in SEC Regulation D, but excluding a natural person), in each case which is not a direct competitor of the Borrower or engaged in the same or similar business as the Borrower or any of its respective Restricted Subsidiaries and is not an Affiliate of any such competitors of the Borrower or any of its respective Restricted Subsidiaries.

         "Environmental Laws" means any and all present and future laws, statutes, ordinances, rules, regulations, requirements, restrictions, permits, orders, and determinations of any governmental authority that have the force and effect of law, pertaining to pollution (including hazardous, toxic or dangerous substances), natural resources or the environment, whether federal, state, or local, including environmental response laws such as the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, and as the same may be further amended (hereinafter collectively called "CERCLA").

         "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of
Section 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA Event" means any of the following if such event or occurrence could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect: (a) the failure to make a required contribution to a Pension Plan if such failure is sufficient to give rise to a Lien under Section 302(f) of ERISA; (b) a withdrawal by the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under Section 4041 or 4041A of ERISA or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (e) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; or (f) the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate.

         "Etonic Credit Agreement" means the Credit Agreement, dated as of July 26, 1996, among EWW Corporation, the lenders party thereto and Citibank, N.A., as agent for such lenders.

         "Eurodollar Loan" means a Loan that bears interest based on the Eurodollar Rate.

         "Eurodollar Rate" means, with respect to each day during each Interest Period pertaining to an Eurodollar Loan, the rate of interest per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate Service (or otherwise on such service), "Eurodollar Rate" for the purposes of this paragraph shall be determined by reference to such other publicly available service for displaying eurodollar rates as may be agreed upon by the Administrative Agent and the Borrower or, in the absence of such agreement, "Eurodollar Rate" for the purposes of this paragraph shall instead be the rate per annum equal to the arithmetic average of the respective rates notified to the Administrative Agent by each of the Reference Lenders as the rate at which such Reference Lender is offered Dollar deposits at or about 11:00 a.m., London time, two Business Days prior to the beginning of such Interest Period, in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of its Eurodollar Loans are then being conducted for delivery.

         "Event of Default" means any of the events or circumstances specified in Section 9.1.

         "EWW Lisco" means EWW Lisco, Inc., a Delaware corporation and wholly-owned Restricted Subsidiary.

         "Excess Cash Flow" means, for any Fiscal Year, an amount equal to the excess of (a) the sum, without duplication, of (i) Consolidated Net Income for such Fiscal Year, (ii) an amount equal to the amount of all non-cash charges to the extent deducted in arriving at such Consolidated Net Income, (iii) the aggregate amount of any currency gain with respect to the Borrower and its Restricted Subsidiaries for such Fiscal Year (to the extent not prohibited from being repatriated to the United States) and (iv) decreases in Consolidated Working Capital for such Fiscal Year over (b) the sum, without duplication, of
(i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Restricted Subsidiaries in cash during such Fiscal Year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such Capital Expenditures, whether incurred in such Fiscal Year or in a subsequent Fiscal Year), (iii) the aggregate amount of all prepayments of Revolving Loans and Swing Line Loans made during such Fiscal Year to the extent accompanying reductions of the Revolving Commitments, (iv) the aggregate amount of all principal payments of Indebtedness of the Borrower or its Restricted Subsidiaries (including any Term Loans and the principal component of payments in respect of Capitalized Lease Obligations but excluding Revolving Loans and Swing Line Loans and Term Loans prepaid pursuant to Section 2.8(b)) made during such Fiscal Year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such Fiscal Year, (vi) an amount equal to the aggregate net non-cash gain on Dispositions by the Borrower and its Restricted Subsidiaries during such Fiscal Year (other than sales in the ordinary course of business) to the extent included in arriving at such Consolidated Net Income, (vii) the amount of cash payments by the Borrower and its Restricted Subsidiaries during such Fiscal Year in respect of long-term liabilities of the Borrower and its Restricted Subsidiaries other than

Indebtedness, (viii) the amount of Investments made during such Fiscal Year in cash pursuant to clause (d), (h), (i) or (j) of Section 8.3 to the extent that such Investments were financed with internally generated cash flow of the Borrower and its Restricted Subsidiaries, (ix) the amount of dividends paid during such Fiscal Year pursuant to clause (f) of Section 8.5, (x) the aggregate amount of expenditures actually made by the Borrower and its Restricted Subsidiaries in cash during such Fiscal Year (including expenditures for the payment of financing fees) to the extent that such expenditures are not expensed during such Fiscal Year, (xi) the aggregate amount of any currency loss with respect to the Borrower and its Restricted Subsidiaries for such Fiscal Year and
(xii) the aggregate amount, if any, paid by the Borrower in cash during such Fiscal Year in connection with the working capital adjustment set forth in
Section 4.04(b) of the Recapitalization and Stock Purchase Agreement as in effect on the Closing Date; provided, however, that Excess Cash Flow for any Fiscal Year shall not be deemed to be less than zero.

         "Exchange Act" means the Securities Exchange Act of 1934, and regulations promulgated thereunder.

         "Existing Credit Agreement" means the Credit Agreement dated as of October 13, 1994, among S&E, the lenders party thereto and Citibank, N.A., as administrative agent for such lenders.

         "Facilities" means the credit facilities hereunder, i.e., the facility to provide Revolving Loans, Acceptances and Letters of Credit, the facility to provide Tranche A Term Loans, the facility to provide Tranche B Term Loans, the facility to provide Tranche C Term Loans and the facility to provide Tranche D Term Loans.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions selected by the Administrative Agent.

         "Fee Letter" has the meaning specified in Section 2.11(a).

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" has the meaning specified in Section 7.14.

         "Fiscal Year End" has the meaning specified in Section 7.14.

         "Foreign Subsidiary" means any Subsidiary of the Borrower (a) which is organized under the laws of any jurisdiction outside of the United States of America, (b) which conducts the major portion of its business outside of the United States of America and (c) all or substantially all of the property and assets of which are located outside of the United States of America.

         "FRB" means the Board of Governors of the Federal Reserve System, and any Governmental Authority succeeding to any of its principal functions.

         "Fronting Lender" means BofA in its capacity as the Fronting Lender which shall Issue Letters of Credit and create Acceptances at the request of, and for the account of, the Borrower and its Restricted Subsidiaries, together with any replacement Fronting Lender appointed in accordance with Section 10.1(b) or Section 10.9.

         "Funded Debt" means all Indebtedness for borrowed money of the Borrower and its Restricted Subsidiaries that matures more than one year from the date of its creation or matures within one year from such date and is renewable or extendable, at the option of the Borrower or one of its Restricted Subsidiaries, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders thereunder to extend credit during a period of more than one year from such date, including all amounts of Funded Debt required to be paid or prepaid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time; it being understood and agreed that determinations in accordance with GAAP for purposes of Article VIII, including defined terms as used therein, are subject (to the extent provided therein) to the immediately succeeding sentence. Except as otherwise specifically provided herein, all computations determining compliance with
Article VIII, including definitions used therein, shall utilize accounting principles and policies in effect at the time of the preparation of, and in conformity with those used to prepare, the historical financial statements of the Borrower described in Section 6.9. At any time the computations determining compliance with Article VIII utilize accounting principles different from those utilized in the financial statements furnished to the Lenders pursuant to
Section 7.1 such financial statements shall be accompanied by reconciliation work-sheets.

         "Governmental Authority" means any nation or government, any state or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

         "Guaranteed Obligations" has the meaning specified in clause (a) of
Section 3.9.

         "Guarantors" means, collectively, at any time, the guarantors parties at such time to the Guaranty.

         "Guaranty" means the Guaranty to be duly executed and delivered by S&E, each of the Trademark Holding Companies, S&E Finance and each other Material Subsidiary set forth on Schedule A hereto pursuant to this Agreement, substantially in the form of Exhibit E.

         "Hazardous Materials" means any substance that is defined or listed as a hazardous, toxic or dangerous substance under any present or future Environmental Law or that is otherwise regulated or prohibited or subject to investigation or remediation under any present or future Environmental Law because of its hazardous, toxic, or dangerous properties, including (a) any substance that is a "hazardous substance" under CERCLA and (b) petroleum wastes or products.

         "Holdings" has the meaning specified in the first recital to this Agreement.

         "Indebtedness" of any Person means, without duplication, (a) all indebtedness for borrowed money; (b) all obligations issued, undertaken or assumed as the deferred purchase price of property or services that in accordance with GAAP would be shown on the liability side of the balance sheet of such Person; (c) obligations incurred in connection with banker's acceptances and the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder; (d) all Capitalized Lease Liabilities; (e) all Indebtedness referred to in clauses (a) through (d) above secured by any Lien upon or in property owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; (f) all monetary obligations of such Person under Swap Contracts; and (g) without duplication, all Contingent Obligations of such Person; provided that Indebtedness shall not include trade payables and accrued expenses, in each case arising in the ordinary course of business.

         "Indemnified Liabilities" has the meaning specified in Section 11.5(a).

         "Indemnified Person" has the meaning specified in Section 11.5(a).

         "Independent Auditor" has the meaning specified in clause (a) of
Section 7.1.

         "Insolvency Proceeding" means, with respect to any Person, (a) any case, action or proceeding with respect to such Person before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, rehabilitation, dissolution, winding-up or relief of debtors or (b) any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, undertaken under U.S. Federal, state or foreign law, including the Bankruptcy Code.

         "Interest Payment Date" means, as to any Eurodollar Loan, the last day of each Interest Period applicable to such Loan and, as to any Base Rate Loan, the last Business Day of each calendar quarter; provided, however, that if any Interest Period exceeds three months, each date that falls at three-month intervals after the beginning of such Interest Period until the end of such Interest Period is also an Interest Payment Date.

         "Interest Period" means, as to any Eurodollar Loan, the period commencing on the Borrowing Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as an Eurodollar Loan, and ending on the date one, two, three or six months thereafter (or ending 9 or 12 months thereafter if available to all Lenders making such Loans as determined by such Lenders in good faith based on prevailing market conditions) as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided that:

         (i) the Borrower shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than 20 different dates;

         (ii) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

         (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

         (iv) no Interest Period for any Term Loan shall extend beyond the Tranche A Term Maturity Date, Tranche B Term Maturity Date, Tranche C Term Maturity Date or Tranche D Term Maturity Date, as applicable, and no Interest Period for any Revolving Loan shall extend beyond the Revolving Commitment Termination Date; and

         (v) no Interest Period applicable to a Term Loan or portion thereof shall extend beyond any date upon which is due any scheduled principal payment in respect of the Term Loans, unless the aggregate principal amount of Term Loans represented by Base Rate Loans or by Eurodollar Loans having Interest Periods that will expire on or before such date equals or exceeds the amount of such principal payment.

         "Investments" has the meaning specified in Section 8.3.

         "IRS" means the Internal Revenue Service, and any Governmental Authority succeeding to any of its principal functions under the Code.

         "Issue" means, with respect to any Letter of Credit, to issue or to extend the expiry of, or to renew or increase the amount of, such Letter of Credit; and the terms "Issued," "Issuing" and "Issuance" have corresponding meanings.

         "KKR" means Kohlberg Kravis Roberts & Co., L.P.

         "L/C Obligations" means, at any time, the sum of (a) the aggregate undrawn amount of all Letters of Credit then outstanding plus (b) the aggregate amount of all unreimbursed drawings under all Letters of Credit, including all outstanding Special Facility Borrowings in respect of drawn Letters of Credit.

         "Lead Managers" has the meaning specified in the preamble.

         "Legal Requirements" means all applicable laws, rules, orders and regulations made by any governmental body or regulatory authority having jurisdiction over the Borrower or a Restricted Subsidiary.

         "Lender" and "Lenders" have the meaning specified in the preamble, including each financial institution identified on Schedule 2.1 and each permitted successor or assign thereof. References to the "Lenders" shall include BofA, including in its capacity as Swing Line Lender and Fronting Lender but not in its capacity as Administrative Agent; for purposes of classification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Swing Line Lender, Fronting Lender or Administrative Agent, its status as such will be specifically referenced.

         "Lender Default" means (a) the refusal (which has not been retracted) of a Lender to make available its portion of any Borrowing or to fund its portion of any unreimbursed payment under Section 3.4 or (b) a Lender having notified the Administrative Agent and/or the Borrower that it does not intend to comply with its obligations under Section 2.1 or under Section 3.4, in the case of either clause (a) or clause (b) above, as a result of the appointment of a receiver or conservator with respect to such Lender at the direction or request of any regulatory agency or authority.

         "Lending Office" means, as to any Lender, the office or offices of such Lender specified as its "Lending Office" or "Domestic Lending Office" or "Offshore Lending Office," as the case may be, on Schedule 11.2, or such other office or offices as such Lender may from time to time notify the Borrower and the Administrative Agent.

         "Letters of Credit" means any standby or documentary letter of credit Issued by the Fronting Lender pursuant to Article III, at the request of, and for the account of, an Account Party, including all letters of credit deemed to be issued hereunder pursuant to Sections 3.1(c) and (d).

         "Lien" means any mortgage, deed of trust, pledge, security interest, hypothecation, charge, lien (statutory or other), escrow or similar encumbrance of any kind, or any other type of similar preferential arrangement (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement or any lease in the nature thereof).

         "Lisco" means Lisco, Inc., a Delaware corporation and wholly-owned Restricted Subsidiary.

         "Lisco Subsidiaries" means, collectively, Lisco Sports, Inc., Lisco Feeding, Inc. and Lisco Furniture, Inc., each a Delaware corporation and wholly-owned Restricted Subsidiary.

         "Loan" means an extension of credit to or for the account of the Borrower under Article II, and may be a Base Rate Loan or a Eurodollar Loan (each, a "Type" of Loan).

         "Loan Documents" means this Agreement, any Notes, the Guaranty, the Pledge Agreement and the Fee Letter.

         "Majority Lenders" means, at any time, Non-Defaulting Lenders having or holding (a) at least 51% of the sum of (i) the aggregate principal amount of the Term Loans (excluding Term Loans held by Defaulting Lenders) outstanding at such time and (ii) the aggregate Revolving Commitments at such time (excluding Revolving Commitments of Defaulting Lenders) or (b) if the Revolving Commitments shall have been terminated or expire or for purposes of acceleration pursuant to clause (b) of Section 9.2, at least 51% of the aggregate principal amount of the Loans and Special Facility Obligations outstanding at such time (excluding Loans and Special Facility Obligations held by Defaulting Lenders).

         "Majority Tranche A Term and Revolving Lenders" means, at any time, Non-Defaulting Lenders having or holding at least 51% of the sum of (a) the aggregate principal amount of all Tranche A Term Loans (excluding Tranche A Term Loans held by Defaulting Lenders) outstanding at such time and (b) the aggregate Revolving Commitments at such time (excluding Revolving Commitments of Defaulting Lenders) or, if the Revolving Commitments shall have been terminated or expire, the aggregate principal amount of the Revolving Loans and Special Facility Obligations (excluding Revolving Loans and Special Facility Obligations held by Defaulting Lenders) outstanding at such time.

         "Majority Tranche B, C and D Term Lenders" means, at any time, Non-Defaulting Lenders holding at least 51% of the aggregate principal amount of the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans taken as a whole (excluding the Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans held by Defaulting Lenders) outstanding at such time.

         "Material Adverse Change" means any change in the business, assets, operations, properties or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole that would materially adversely affect the ability of the Borrower and the other Obligors taken as a whole to perform their obligations under this Agreement and the other Loan Documents taken as a whole.

         "Material Adverse Effect" means a circumstance or condition affecting the business, assets, operations, properties or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole that would materially adversely affect (a) the ability of the Borrower and the other Obligors taken as a whole to perform their obligations under this Agreement and the other Loan Documents taken as a whole or (b) the rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents taken as a whole.

         "Material Subsidiary" means, at any time, S&E Finance and each Restricted Subsidiary having at such time either (a) net sales (on a consolidated basis, including each of its Subsidiaries that constitute Restricted Subsidiaries, but excluding revenues received by any Restricted Subsidiary from the Borrower or any other Restricted Subsidiary) for the applicable Test Period in excess of 5% (or, in the case of Foreign Subsidiaries for purposes of Section 7.11 only, 10%) of the net sales of the Borrower and its Restricted Subsidiaries for such Test Period or (b) total assets (on a consolidated basis, including each of its Subsidiaries that constitute Restricted Subsidiaries), as of the last day of the preceding Fiscal Quarter, constituting in excess of 5% (or, in the case of Foreign Subsidiaries for purposes of Section 7.11 only, 10%) of the total assets of the Borrower and its Restricted Subsidiaries as of such day, in each case, based upon the Borrower's most recent annual or quarterly financial statements delivered to the Administrative Agent under Section 7.1 in accordance with GAAP (it being acknowledged and understood that, in the event the determination of whether a Restricted Subsidiary is a Material Subsidiary is to be made on or about the date such Restricted Subsidiary was created or acquired, such determination shall be made on a pro forma basis as if such Restricted Subsidiary were a Restricted Subsidiary at the commencement of such Test Period for the purposes of clause (a) above and on the last day of such Fiscal Quarter for the purposes of clause (b) above).

         "Moody's" means Moody's Investors Service, Inc.

         "Multiemployer Plan" means a "multiemployer plan," within the meaning of Section 4001(a)(3) of ERISA, with respect to which the Borrower or any ERISA Affiliate may have any liability.

         "NAIC" means the National Association of Insurance Commissioners or any successor thereto with similar authority.

         "Net Disposition Proceeds" means, as to any Disposition by a Person (other than a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.2), proceeds in cash as and when received by such Person, net of (a) the costs and expenses relating to such Disposition, (b) the amount of all taxes paid or reasonably estimated to be payable by such Person in connection therewith, but Net Disposition Proceeds shall include the excess, if any, of the estimated taxes payable in connection with such Disposition over the actual amount of taxes paid, immediately after the payment of such taxes, (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition, and (d) the amount of any reasonable reserve established in accordance with GAAP against any liabilities (other than any taxes deducted pursuant to clause (b) above) associated with the assets sold or disposed of and retained by the Borrower or any of its Restricted Subsidiaries (provided that the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Disposition Proceeds realized on the date of such reduction).

         "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person for such period, determined in accordance with GAAP before any reduction in respect of preferred stock dividends.

         "Net Issuance Proceeds" means, as to any issuance of indebtedness for borrowed money or incurrence of Capitalized Lease Liabilities by any Person, cash proceeds received by such Person in connection therewith, net of costs and expenses paid or incurred in connection therewith.

         "Non-Defaulting Lender" means and includes each Lender other than a "Defaulting Lender".

         "Non-U.S. Lender" has the meaning specified in Section 4.1(d).

         "Non-U.S. Participant" means a Participant that is not incorporated or organized in or under the laws of the United States of America or a state thereof.

         "Note" means a promissory note, if any, executed by the Borrower in favor of a Lender pursuant to Section 2.2(b), in substantially the form of
Exhibit I, and also means all promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Notice of Borrowing" means a notice in substantially the form of Exhibit A.

         "Notice of Conversion/Continuation" means a notice in substantially the form of Exhibit B.

         "Notice of L/C Issuance/Amendment" means a notice in substantially the form of Exhibit D.

         "Obligations" means, at any time, all monetary obligations of any type or description owing at such time by the Borrower and any other Obligor to any Lender, including the Fronting Lender, the Administrative Agent or any Indemnified Person under this Agreement, any Letter of Credit, any Acceptance, any other Loan Document or any Swap Contract, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising.

         "Obligor" means the Borrower, each Guarantor and each Account Party.

         "Organization Documents" means, for any corporation, the certificate or articles of incorporation, the bylaws, any certificate of determination or instrument relating to the rights of preferred shareholders of such corporation.

         "Originating Lender" has the meaning specified in clause (e) of Section 11.8.

         "Other Taxes" means any present or future stamp, court or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, performance, enforcement or registration of, or otherwise with respect to, this Agreement or any other Loan Document.

         "Participant" has the meaning specified in clause (e) of Section 11.8.

         "PBGC" means the Pension Benefit Guaranty Corporation, or any Governmental Authority succeeding to any of its principal functions under ERISA.

         "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) with respect to which the Borrower or any ERISA Affiliate may have any liability.

         "Permitted Acquisition" has the meaning specified in clause (h) of
Section 8.3.

         "Permitted Liens" has the meaning specified in Section 8.1.

         "Person" means an individual, a partnership, a corporation, a limited liability company, a business trust, a joint stock company, a trust, an unincorporated association, a joint venture or Governmental Authority.

         "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA) which the Borrower sponsors or maintains or to which the Borrower makes, is making or is obligated to make contributions and includes any Pension Plan.

         "Pledge Agreement" means the Pledge Agreement to be duly executed and delivered by the Borrower, substantially in the form of Exhibit F.

         "Preferred Stock" means (a) the 1,000,000 shares of the 12-1/2% Senior Preferred Stock, par value $.01 per share, of the Borrower, having a liquidation value of $100.00 per share, issued on the Closing Date, (b) 500,000 shares of such 12-1/2% Senior Preferred Stock to be issued promptly following the consummation of the Recapitalization and (c) shares of such 12-1/2% Senior Preferred Stock issued as dividends to the holders of the shares described in the preceding clauses (a) and (b). "Preferred Stock" shall include preferred stock of the Borrower with substantially identical terms to such 12-1/2% Senior Preferred Stock which are exchanged for such 12-1/2% Senior Preferred Stock pursuant to an effective registration statement under the Securities Act of 1933.

         "Pro Forma Basis" means, with respect to financial statements required to be delivered pursuant to a provision hereof in connection with a proposed Subject Transaction (or, for purposes of clause (c) of Section 8.6, Subject Transactions that have been consummated), on a pro forma basis for the period specified in such provision based on assumptions believed by the Borrower in good faith to be reasonable for such period, after giving effect to such Subject Transaction (and all other Subject Transactions made after the last day of such period) as if such Subject Transaction (and all other such Subject Transactions), together with all transactions related thereto (including Indebtedness assumed or incurred or that would be assumed or incurred in connection with such Subject Transactions), had been consummated on the first day of such period.

         "Pro Rata Share" means, as to any Lender at any time, its Revolving Loan Percentage, Tranche A Term Percentage, Tranche B Term Percentage, Tranche C Term Percentage or Tranche D Term

Percentage, as applicable, with the term Revolving Loan Percentage being applicable to the facility to provide Revolving Loans and the Swing Line Loan Facility and Special Facility thereunder.

         "Rating Agency" means S&P or Moody's; collectively, the "Rating Agencies".

         "Recapitalization" has the meaning specified in the second recital to this Agreement.

         "Recapitalization and Stock Purchase Agreement" has the meaning specified in the first recital to this Agreement.

         "Redemption" has the meaning specified in the second recital to this Agreement.

         "Reference Lenders" means BofA and Nationsbank, N.A.

         "Refinancing" has the meaning specified in the second recital to this Agreement.

         "Register" has the meaning specified in Section 11.8(c).

         "Reimbursement Date" has the meaning specified in Section 3.4(b).

         "Replaced Lender" has the meaning specified in Section 4.9.

         "Replacement Lender" has the meaning specified in Section 4.9.

         "Repurchase" has the meaning specified in the second recital to this Agreement.

         "Requirement of Law" means, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Responsible Officer" means, with respect to any Person, its chief executive officer, its president or any vice president, managing director, treasurer, controller or other officer thereof having substantially the same authority and responsibility; or, with respect to compliance with financial covenants, the chief financial officer, the treasurer or the controller of the Borrower, or any other officer having substantially the same authority and responsibility.

         "Restricted Subsidiary" means each Subsidiary of the Borrower which is not an Unrestricted Subsidiary.

         "Revolving Borrowing" means a Borrowing consisting of Revolving Loans of the same Type made to the Borrower on the same day by the Lenders under
Section 2.1(e), and in the case of Eurodollar Loans, having the same Interest Period.

         "Revolving Commitment" has the meaning specified in Section 2.1(e); collectively, for all Revolving Lenders, the "Revolving Commitments".

         "Revolving Commitment Termination Date" means the earlier to occur of:

         (a)  the Business Day immediately preceding September 30, 2003; and

         (b) the date on which the Revolving Commitments terminate in accordance with the provisions of this Agreement.

         "Revolving Lender" means any financial institution specified as such in Part E of Schedule 2.1, and each permitted successor or assign thereof.

         "Revolving Loan" and "Revolving Loans" have the respective meanings specified in Section 2.1(e).

         "Revolving Loan Percentage" means, as to any Revolving Lender, the percentage which (a) the amount of such Revolving Lender's Revolving Commitment (or, after termination of the Revolving Commitments, the outstanding principal amount of such Revolving Lender's Revolving Loans) is of (b) the aggregate amount of all Revolving Commitments (or, after termination of the Revolving Commitments, the outstanding principal amount of all Revolving Loans).

         "S&E" has the meaning specified in the second recital to this Agreement.

         "S&E Finance" means S&E Finance Co., Inc., a Delaware corporation and wholly-owned Restricted Subsidiary.

         "S&P" means Standard & Poor's Ratings Group.

         "SEC" means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

         "Senior Subordinated Indenture" means the Indenture, dated September 30, 1996, between the Borrower and Marine Midland Bank, as trustee.

         "Senior Subordinated Notes" means, collectively, the 10-3/8% Senior Subordinated Notes due 2006 of the Borrower issued pursuant to the Senior Subordinated Indenture, including senior subordinated notes of the Borrower with substantially identical terms to such 10-3/8% Senior Subordinated Notes which are exchanged for such 10-3/8% Senior Subordinated Notes pursuant to an effective registration statement under the Securities Act of 1933.

         "Special Facility" means the facility hereunder to Issue Letters of Credit and create Acceptances.

         "Special Facility Advance" means each Revolving Lender's participation in any Special Facility Borrowing in accordance with its Pro Rata Share.

         "Special Facility Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit or the maturity of an Acceptance, as the case may be, which shall not have been reimbursed with the proceeds of a Borrowing of Swing Line Loans.

         "Special Facility Commitment" means the maximum aggregate principal amount of Special Facility Obligations that may be created by the Fronting Lender in accordance with Section 3.1 hereof and outstanding at any time and from time to time, which aggregate outstanding principal amount shall not exceed $180,000,000 at any one time.

         "Special Facility Obligation" means the sum of (a) L/C Obligations and
(b) Acceptance Obligations; less the aggregate amount on deposit with the Administrative Agent as cash collateral for the Borrower's obligations under
Article III in respect of the Obligations described in clauses (a) and (b) above.

         "Special Promotional Expenses" means certain promotional, advertising, endorsement or related expenses designated by the Borrower as Special Promotional Expenses in an aggregate amount not to exceed (a) $10,000,000 in any Fiscal Quarter during the period from the Closing Date to September 30, 1999 and
(b) $25,000,000 in the aggregate during such period.

         "Subject Transaction" means each of the following: (a) an Investment that would constitute an Acquisition or that would result in the creation or capitalization of a new Restricted Subsidiary (including the designation of any Unrestricted Subsidiary as a Restricted Subsidiary) and (b) a dividend made in cash or on any capital stock of the Borrower pursuant to clause (f) of Section 8.5.

         "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than 50% of the voting stock, membership interests or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the Borrower.

         "Supermajority Tranche A Term and Revolving Lenders" means, at any time, Non-Defaulting Lenders having or holding at least 66 2/3% of the sum of
(a) the aggregate principal amount of all Tranche A Term Loans (excluding Tranche A Term Loans held by Defaulting Lenders) outstanding at such time and
(b) the aggregate Revolving Commitments at such time (excluding Revolving Commitments of Defaulting Lenders) or, if the Revolving Commitments shall have been terminated or expire, the aggregate principal amount of the Revolving Loans and Special Facility Obligations (excluding Revolving Loans and Special Facility Obligations held by Defaulting Lenders) outstanding at such time.

         "Supermajority Tranche B, C and D Term Lenders" means, at any time, Non-Defaulting Lenders holding at least 66 2/3% of the aggregate principal amount of the Tranche B Term Loans, the Tranche C Term Loans and the Tranche D Term Loans taken as a whole (excluding the Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans held by Defaulting Lenders) outstanding at such time.

         "Swap Contract" means any agreement relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option, currency option or any other, similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any master agreement relating to or governing any or all of the foregoing.

         "Swing Line Commitment" means the commitment of the Swing Line Lender to make Loans from time to time pursuant to Section 2.1(f) in an aggregate amount not to exceed on any date the amount of $30,000,000, as the same shall be reduced as a result of a reduction in the Swing Line Commitment pursuant to
Section 2.6; provided that the Swing Line Commitment is a part of the combined Revolving Commitments, rather than a separate, independent commitment.

         "Swing Line Facility" means the facility hereunder to provide Swing Line Loans.

         "Swing Line Lender" means BofA, its successors and assigns.

         "Swing Line Loan" has the meaning specified in Section 2.1(f).

         "Swing Line Loan Participation Certificate" means a participation certificate substantially in the form of Exhibit K.

         "Syndication Agent" means NationsBank, N.A. (South), in its capacity as syndication agent for the Lenders hereunder and under the other Loan Documents.

         "Taxes" means any and all present or future taxes, levies, assessments, imposts, duties, deductions, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, respectively, taxes imposed on any Lender or the Administrative Agent as a result of a present or former connection between such Lender or the Administrative Agent and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Lender or the Administrative Agent having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement).

         "Term Commitments" means, collectively, (a) the Tranche A Term Commitment, (b) the Tranche B Term Commitment, (c) the Tranche C Term Commitment and (d) the Tranche D Term Commitment.

         "Term Loan" means a Tranche A Term Loan, a Tranche B Term Loan, a Tranche C Term Loan or a Tranche D Term Loan; collectively, the "Term Loans".

         "Test Period" means, for any determination under this Agreement at any time, the four consecutive Fiscal Quarters of the Borrower then last ended.

         "Total Percentage" means, as to any Lender, the percentage which (a) the sum of (i) the aggregate principal amount of all Term Loans held by such Lender and (ii) the amount of such Lender's Revolving Commitment (or, after termination or expiration of the Revolving Commitments, the outstanding principal amount of such Lender's Revolving Loans and Special Facility Obligations) is of (b) the sum of (i) the aggregate principal amount of all Term Loans and (ii) the aggregate amount of all Revolving Commitments (or, after termination or expiration of the Revolving Commitments, the outstanding principal amount of all Revolving Loans and Special Facility Obligations).

         "Trademark Holding Subsidiaries" means, collectively, Lisco, the Lisco Subsidiaries and EWW Lisco.

         "Trademarks" means, collectively, trademarks, service marks, trade names, logos, trade dress and trademark and service mark applications, registrations and recordings, including all rights relating thereto arising under common law.

         "Tranche A Term Commitment" means the obligation of the Tranche A Term Lenders to make Tranche A Term Loans in an aggregate principal amount equal to $175,000,000, and the "Tranche A Term Commitment" of any Tranche A Lender means such Lender's Commitment set forth opposite its name in Part A of Schedule 2.1.

         "Tranche A Term Lender" means a financial institution identified as such in Part A of Schedule 2.1, and each permitted successor or assign thereof.

         "Tranche A Term Loan" has the meaning specified in Section 2.1(a).

         "Tranche A Term Maturity Date" means September 30, 2003.

         "Tranche A Term Percentage" means, as to any Tranche A Term Lender, (a) until the funding of the Tranche A Term Loans, the percentage which (i) such Lender's Tranche A Term Commitment is of (ii) all Tranche A Term Commitments, and thereafter (b) the percentage which (i) the principal amount of such Lender's Tranche A Term Loan is of (ii) the aggregate principal amount of all Tranche A Term Loans.

         "Tranche B Term Commitment" means the obligation of the Tranche B Term Lenders to make Tranche B Term Loans in an aggregate principal amount equal to $87,500,000, and the "Tranche B Term Commitment" of any Tranche B Lender means such Lender's Commitment set forth opposite its name in Part B of Schedule 2.1.

         "Tranche B Term Lender" means a financial institution identified as such in Part B of Schedule 2.1, and each permitted successor or assign thereof.

         "Tranche B Term Loan" has the meaning specified in Section 2.1(b).

         "Tranche B Term Maturity Date" means September 30, 2004.

         "Tranche B Term Percentage" means, as to any Tranche B Term Lender, (a) until the funding of the Tranche B Term Loans, the percentage which (i) such Lender's Tranche B Term Commitment is of (ii) all Tranche B Term Commitments, and thereafter (b) the percentage which (i) the principal amount of such Lender's Tranche B Term Loan is of (ii) the aggregate principal amount of all Tranche B Term Loans.

         "Tranche C Term Commitment" means the obligation of the Tranche C Term Lenders to make Tranche C Term Loans in an aggregate principal amount equal to $87,500,000, and the "Tranche C Term Commitment" of any Tranche C Lender means such Lender's Commitment set forth opposite its name in Part C of Schedule 2.1.

         "Tranche C Term Lender" means a financial institution identified as such in Part C of Schedule 2.1, and each permitted successor or assign thereof.

         "Tranche C Term Loan" has the meaning specified in Section 2.1(c).

         "Tranche C Term Maturity Date" means September 30, 2005.

         "Tranche C Term Percentage" means, as to any Tranche C Term Lender, (a) until the funding of the Tranche C Term Loans, the percentage which (i) such Lender's Tranche C Term Commitment is of (ii) all Tranche C Term Commitments, and thereafter (b) the percentage which (i) the principal amount of such Lender's Tranche C Term Loan is of (ii) the aggregate principal amount of the Tranche C Term Loans.

         "Tranche D Term Commitment" means the obligation of the Tranche D Term Lenders to make Tranche D Term Loans in an aggregate principal amount equal to $50,000,000, and the "Tranche D Term Commitment" of any Tranche D Lender means such Lender's Commitment set forth opposite its name in Part D of Schedule 2.1.

         "Tranche D Term Lender" means a financial institution identified as such in Part D of Schedule 2.1, and each permitted successor or assign thereof.

         "Tranche D Term Loan" has the meaning specified in Section 2.1(d).

         "Tranche D Term Maturity Date" means March 30, 2006.

         "Tranche D Term Percentage" means, as to any Tranche D Term Lender, (a) until the funding of the Tranche D Term Loans, the percentage which (i) such Lender's Tranche D Term Commitment is of (ii) all Tranche D Term Commitments, and thereafter (b) the percentage which (i) the principal amount of such Lender's Tranche D Term Loan is of (ii) the aggregate principal amount of all Tranche D Term Loans.

         "Transferee" has the meaning specified in Section 11.8(f).

         "Type" has the meaning specified in the definition of "Loan".

         "UCP" has the meaning specified in Section 3.11.

         "Unfunded Pension Liability" means the excess of a Plan's benefit liabilities under Section 4001(a)(16) of ERISA over the current value of that Plan's assets, determined in accordance with the assumptions used for funding the Plan pursuant to Section 412 of the Code for the applicable plan year.

         "United States" and "U.S." each means the United States of America.

         "Unrestricted Subsidiary" means each Subsidiary (a) first created or acquired by the Borrower or a Restricted Subsidiary after the Closing Date to the extent the acquisition price therefor (by capital contribution, purchase price, etc.) is funded by the Borrower in accordance with clause (i) of Section
8.3 and such Subsidiary is designated by the Borrower as an Unrestricted Subsidiary in a written notice delivered to the Administrative Agent prior to or reasonably promptly after such creation or acquisition or (b) first created or acquired after the Closing Date by another Unrestricted Subsidiary created or acquired in accordance with the provisions of this definition, provided that the provisions of clause (i) of Section 8.3 are not breached in connection with such creation or acquisition and that such Subsidiary and the Borrower enter into a tax sharing agreement in form and substance reasonably satisfactory to the Administrative Agent, it being understood and agreed that (i) a Restricted Subsidiary cannot be owned in whole or in part by an Unrestricted Subsidiary,
(ii) an Unrestricted Subsidiary cannot be designated as a Restricted Subsidiary except with prior written notice to the Administrative Agent and as otherwise provided in clause (h) of Section 8.3 and (iii) in order to be permitted to be created or acquired or to continue to exist, no recourse whatsoever may be had to the Borrower or any of its Restricted Subsidiaries or any of their respective properties in respect of any obligations or liabilities (contingent or otherwise) of such Unrestricted Subsidiary except to the extent the aggregate maximum amount of such recourse constitutes an Investment made and permitted pursuant to clause (i) of Section 8.3.

         "Voting Stock" means, with respect to any Person, shares of such Person's capital stock having the right to vote for the election of directors of such Person under ordinary circumstances.

         1.2. Other Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

         (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

         (c) (i) The term "documents" includes any and all instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

         (ii) The term "including" is not limiting and means "including without limitation."

                  (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding", and the word "through" means "to and including."

                  (iv) The term "property" includes any kind of property or asset, real, personal or mixed, tangible or intangible.

         (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments, supplements and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

         (e) The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

         (f) (i) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agents, the Borrower and the other parties, and are the products of all parties.

                  (ii) No Agent and no Lender has any fiduciary relationship with or duty to the Borrower or any of its Subsidiaries arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Agents and Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor.

                  (iii) No joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Borrower and the Lenders.

         1.3. Accounting Principles. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.


                                   ARTICLE II

                                   THE CREDITS

         2.1. Amounts and Terms of Commitments. (a) The Tranche A Term Credit. Each Tranche A Term Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to the Borrower (each such loan, a "Tranche A Term Loan") on the Closing Date in a principal amount not to exceed such Tranche A Term Lender's Tranche A Term Percentage of the Tranche A Term Commitment. Amounts borrowed as Tranche A Term Loans which are repaid or prepaid by the Borrower may not be reborrowed.

         (b) The Tranche B Term Credit. Each Tranche B Term Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to the Borrower (each such loan, a "Tranche B Term Loan") on the Closing Date in a principal amount not to exceed such Tranche B Term Lender's Tranche B Term Percentage of the Tranche B Term Commitment. Amounts borrowed as Tranche B Term Loans which are repaid or prepaid by the Borrower may not be reborrowed.

         (c) The Tranche C Term Credit. Each Tranche C Term Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to the Borrower (each such loan, a "Tranche C Term Loan") on the Closing Date in a principal amount not to exceed such Tranche C Term Lender's Tranche C Term Percentage of the Tranche C Term Commitment. Amounts borrowed as Tranche C Term Loans which are repaid or prepaid by the Borrower may not be reborrowed.

         (d) The Tranche D Term Credit. Each Tranche D Term Lender severally agrees, on the terms and conditions set forth herein, to make a single loan to the Borrower (each such loan, a "Tranche D Term Loan") on the Closing Date in a principal amount not to exceed such Tranche D Term Lender's Tranche D Term Percentage of the Tranche D Term Commitment. Amounts borrowed as Tranche D Term Loans which are repaid or prepaid by the Borrower may not be reborrowed.

         (e) The Revolving Credit. Each Revolving Lender severally agrees, on the terms and conditions set forth herein, to make loans to the Borrower (each such loan, a "Revolving Loan"; collectively, the "Revolving Loans") from time to time on any Business Day during the period from the Closing Date to the Revolving Commitment Termination Date in an aggregate amount not to exceed at any time outstanding the amount specified for such Revolving Lender on Schedule
2.1 (such
amount, as the same may be reduced under Section 2.6, or as a result of one or more assignments under Section 11.8, such Revolving Lender's "Revolving Commitment"); provided, however, that, after giving effect to any Borrowing of Revolving Loans, the aggregate principal amount of all outstanding Revolving Loans plus all outstanding Swing Line Loans plus all outstanding Special Facility Obligations shall not at any time exceed the combined Revolving Commitments. Within the limits of each Lender's Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.1(e), prepay under Section 2.7 and reborrow from time to time under this Section 2.1(e).

         (f) Swing Line Commitment. The Swing Line Lender agrees, on the terms and conditions set forth herein, to make one or more loans to the Borrower (each such loan, a "Swing Line Loan") from time to time on any Business Day during the period from the Closing Date to the Revolving Commitment Termination Date, in an aggregate amount not to exceed the Swing Line Commitment; provided, however, that, after giving effect to any Borrowing of Swing Line Loans, the aggregate principal amount of all outstanding Revolving Loans and Swing Line Loans plus all outstanding Special Facility Obligations shall not at any time exceed the combined Revolving Commitments. Within the limits of the Swing Line Lender's Swing Line Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Swing Line Loans under this Section 2.1(f), prepay Swing Line Loans under Section 2.6 and reborrow Swing Line Loans under this Section 2.1(f).

         2.2. Loan Accounts. (a) The Loans and Special Facility Advances made by each Lender and the Letters of Credit Issued and the Acceptances created by the Fronting Lender shall be evidenced by one or more loan accounts or records maintained by such Lender or Fronting Lender, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Administrative Agent, the Fronting Lender and each Lender shall be conclusive absent clearly demonstrable error of the amount of the Loans made and Special Facility Obligations extended by the Lenders to or for the account of the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Loans and Special Facility Obligations.

         (b) Upon the request of any Lender made through the Administrative Agent, solely to facilitate the pledge or assignment of its Loans to any Federal Reserve Bank pursuant to Section 11.8(g), the Loans made by such Lender may be evidenced by one or more Notes, instead of or in addition to loan accounts. Each such Lender is irrevocably authorized by the Borrower to endorse on the schedules annexed to its Note(s) the date, amount and maturity of each Loan made, continued or converted by it and the amount of each payment of principal made by the Borrower with respect thereto. Each such Lender's record shall be conclusive absent clearly demonstrable error; provided, however, that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Borrower hereunder or under any such Note to such Lender.

         2.3. Procedure for Borrowing. (a) Each Borrowing shall be made upon the Borrower's irrevocable written or telephonic notice delivered to the Administrative Agent (and to the Swing Line

Lender if a Swing Line Loan is requested) (if in writing) in the form of a Notice of Borrowing (any such notice to be received by the Administrative Agent (and by the Swing Line Lender if a Swing Line Loan is requested) not later than
(i) 11:00 a.m. (New York City time) three Business Days prior to the requested Borrowing Date (if telephonic, promptly confirmed thereafter in writing in the form of a Notice of Borrowing), in the case of Eurodollar Loans and (ii) 11:00 a.m. (New York City time) (or 1:00 p.m. (New York City time) in the case of Swing Line Loans) on the requested Borrowing Date (if telephonic, confirmed thereafter in writing in the form of a Notice of Borrowing), in the case of Base Rate Loans, specifying:

                  (A) the amount of the Borrowing, which shall (1) in the case of Term Loans, be in an aggregate minimum amount of $10,000,000 for Eurodollar Loans and $5,000,000 for Base Rate Loans or, in each case, any multiple of $500,000 in excess thereof, (2) in the case of Revolving Loans, be in an aggregate minimum amount of $500,000 for both Eurodollar Loans and Base Rate Loans or any multiple of $100,000 in excess thereof and (3) in the case of Swing Line Loans (except for Swing Line Loans made in accordance with Section 3.4), be in an aggregate minimum amount of $500,000 of Base Rate Loans or any multiple of $100,000 in excess thereof;

                  (B) the requested Borrowing Date, which shall be a Business
Day;

                  (C) the Type of Loans comprising the Borrowing (provided, that all Swing Line Loans shall be Base Rate Loans); and

                  (D) the duration of the Interest Period applicable to Eurodollar Loans included in such notice. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of Eurodollar Loans, such Interest Period shall be one month.

         (b) If Loans other than Swing Line Loans are requested, the Administrative Agent will promptly notify each Lender of its receipt of any Notice of Borrowing and of the amount of such Lender's Pro Rata Share of that Borrowing.

         (c) (i) In the case of Term Loans or Revolving Loans, each Lender will make the amount of its Pro Rata Share of each Borrowing available to the Administrative Agent for the account of the Borrower at the Administrative Agent's Payment Office by 1:00 p.m. (New York City time) on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. The proceeds of all such Loans will then be made available to the Borrower by the Administrative Agent at such office by crediting the account of the Borrower on the books of BofA (or any successor to BofA as Administrative Agent) with the aggregate of the amounts made available to the Administrative Agent by the Lenders or by wire transfer in accordance with written instructions provided to the Administrative Agent by the Borrower, in each case in like funds as received by the Administrative Agent.

                  (ii) In the case of Swing Line Loans, the Swing Line Lender will make available to the Borrower at its account at the Swing Line Lender, not later than 2:00 p.m. (New York City time) on the requested Borrowing Date, in immediately available funds, the proceeds of the Swing Line Loan being made on such date.

         (d) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent (and the Swing Line Lender) may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent (and the Swing Line Lender) in good faith to be from a Responsible Officer of the Borrower (or a designee of such Responsible Officer). In each such case the Borrower hereby waives the right to dispute the Administrative Agent's (and the Swing Line Lender's) record of the terms of any such telephonic notice.

         2.4. Conversion and Continuation Elections. (a) The Borrower may, upon irrevocable telephonic notice to the Administrative Agent (promptly confirmed thereafter in writing) in accordance with Section 2.4(b):

                  (i) elect, as of any Business Day, in the case of Base Rate Loans, or as of the last day of the applicable Interest Period, in the case of Eurodollar Loans, to convert any such Loans (or any part thereof in an amount not less than $10,000,000 in the case of conversions relating to Term Loans to Eurodollar Loans or $5,000,000 in the case of conversions of Term Loans to Base Rate Loans and $500,000 in the case of conversions of Revolving Loans to Eurodollar Loans or Base Rate Loans, or in each case that is in an integral multiple of $100,000 in excess thereof) into Loans of any other Type; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than (x) in the case of continuations of Term Loans, $10,000,000 for Eurodollar Loans and $5,000,000 for Base Rate Loans or, in each case, any multiple of $500,000 in excess thereof or (y) in the case of continuations of Revolving Loans, $500,000 for both Eurodollar Loans and Base Rate Loans or, in each case, any multiple of $100,000 in excess thereof).

         (b) The Borrower shall deliver a Notice of Conversion/Continuation to be received by the Administrative Agent not later than 11:00 a.m. (New York City time) (i) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as Eurodollar Loans and
(ii) on the Conversion/Continuation Date, if the Loans are to be converted into Base Rate Loans, specifying:

                  (A)  the proposed Conversion/Continuation Date;

                  (B) the aggregate amount of Loans to be converted or continued;

                  (C) the Type of Loans resulting from the proposed conversion or continuation; and

                  (D) other than in the case of conversions into Base Rate Loans, the duration of the requested Interest Period.

         (c) If upon the expiration of any Interest Period applicable to Eurodollar Loans, the Borrower has failed to select timely a new Interest Period to be applicable to such Eurodollar Loans, the Borrower shall be deemed to have elected to convert such Eurodollar Loans into Eurodollar Loans having an Interest Period of one month effective as of the expiration date of such Interest Period.

         (d) The Administrative Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation, or, if no timely notice is provided by the Borrower, the Administrative Agent will promptly notify each Lender of the details of any automatic conversion. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

         (e) If any Event of Default or payment Default is in existence at the time of any proposed continuation of, or conversion into, any Eurodollar Loans and the Administrative Agent has, or the Majority Lenders have, determined in its or their sole discretion not to permit such continuation or conversion and have notified the Borrower telephonically or in writing thereof, the Borrower may not elect to have a Loan converted into or continued as an Eurodollar Loan and any outstanding Eurodollar Loans shall be automatically converted on the last day of the current Interest Period applicable thereto into Base Rate Loans.

         (f) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from a Responsible Officer of the Borrower (or a designee of such Responsible Officer). In each such case the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic notice.

         (g)  No Swing Line Loans may be converted to Eurodollar Loans.

         2.5.  Special Provisions for Swing Line Loans.

                  (a)  Lenders to Make Revolving Loans.

                         (i) The Swing Line Lender, at any time in its
discretion, upon written request to the Lenders through the Administrative Agent (with a copy to the Borrower), may require each Lender (including the Swing Line Lender) to make a Revolving Loan, subject to the provisions of Section 2.1(e), in an amount equal to such Lender's Pro Rata Share of the outstanding Swing Line Loans. The Swing Line Lender shall deliver such request to the Administrative Agent prior to 12:00 noon (New York City time) on the Business Day immediately preceding the date (which shall be a Business Day) on which such Revolving Loans are to be made. Promptly upon receipt of any such request, the Administrative Agent shall give notice thereof to the Lenders. Each Lender shall make available its Pro Rata Share of such Revolving Loans to the Administrative Agent by 12:00 noon (New York City time) on the requested date for such Revolving Loans. The Administrative Agent shall apply the proceeds of such Revolving Loans to prepay the Swing Line Loans of the Swing Line Lender; provided, however, that the Administrative Agent shall be obligated to make the proceeds of such Revolving Loans available only to the extent received by it from the Lenders. All Revolving Loans made pursuant to this Section 2.5(a) shall be Base Rate Loans.

                         (ii) In the event the Administrative Agent advances
proceeds of any Revolving Loan to the Swing Line Lender and one or more of the Lenders (other than the Swing Line Lender) fail to fund all or any portion of such Revolving Loan immediately upon receipt of notice from the Administrative Agent, then (A) such Lender shall pay directly to the Administrative Agent the amount thereof by no later than 1:00 p.m. (New York City time) on such date and interest shall accrue on such Revolving Lender's obligation to make such payment, from such date until three days thereafter, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period, and after the expiration of such three day period, at the Base Rate, and (B) if not paid by such Lender, the Swing Line Lender will repay directly to the Administrative Agent such amount as will equal the amount such other Lender(s) failed to fund, together with interest at a rate per annum equal to the Federal Funds Rate in effect from time to time during the period in which such Lender failed to make such payments, whereupon the Swing Line Loans will be reinstated pro rata.

                  (b)  Participations in Swing Line Loans.

                         (i) If, at any time prior to the making of Revolving
Loans pursuant to Section 2.5 hereof, any Event of Default described in clause
(f) or (g) of Section 9.1 shall have occurred, each Lender, on the date such Revolving Loan was to have been made or, if no request for Revolving Loans had been made pursuant to Section 2.5(a)(i), promptly upon request by the Swing Line Lender delivered to the Administrative Agent, shall purchase an undivided participation interest in all outstanding Swing Line Loans in an amount equal to its Pro Rata Share times the outstanding amount of such Swing Line Loans. Each Lender (other than the Swing Line Lender) will transfer immediately to the Administrative Agent for credit to the Swing Line Lender, in immediately available funds, the amount of its participation. The Swing Line Lender will deliver to such other Lender, promptly following receipt of such funds, a Swing Line Loan Participation Certificate, dated the date of receipt of such funds and in the amount of such Lender's participation if requested to do so by such other Lender.

                         (ii) Upon (and only upon) receipt by the Administrative
Agent for the account of the Swing Line Lender of immediately available funds from the Borrower (i) as payment for a Swing Line Loan with respect to which any Revolving Lender has paid the Administrative Agent for the account of the Swing Line Lender for such Revolving Lender's participation in such Swing Line Loan pursuant to Section 2.5(b)(i) or (ii) in payment of interest thereon, the Administrative Agent will pay to each Revolving Lender which is not a Defaulting Lender, in the same funds as those received by the Administrative Agent for the account of the Swing Line Lender, the amount of such Revolving Lender's Revolving Loan Percentage of such funds, and the Swing Line Lender shall receive the amount of the Revolving Loan Percentage of such funds of any Revolving Lender that did not so pay the Administrative Agent for the account of the Swing Line Lender.

                  (c) Acknowledged Privity. The Borrower expressly agrees that, in respect of each Lender's funded participation interest in any Swing Line Loan, such Lender shall be deemed to be in privity of contract with the Borrower and have the same rights and remedies against the Borrower under the Loan Documents as if such funded participation interest in such Swing Line Loan were a Revolving Loan.

                  (d) Obligation to Participate in Swing Line Loans Absolute. Each Revolving Lender's obligation in accordance with this Agreement to make Revolving Loans or purchase participation interests in Swing Line Loans, as contemplated by Section 2.5(b)(i), as a result of the making of a Swing Line Loan, shall be absolute and unconditional and without recourse to the Swing Line Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender may have against the Swing Line Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

         2.6. Voluntary Termination or Reduction of Revolving Swing Line and/or Special Facility Commitments. The Borrower may, upon not less than three Business Days' prior written notice to the Administrative Agent, terminate the Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment, or permanently reduce the Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment by an aggregate minimum amount of $1,000,000 or any multiple of $100,000 in excess thereof; unless, after giving effect thereto and to any prepayments of Loans made on the effective date thereof, the then-outstanding principal amount of the Revolving Loans, Swing Line Loans and Special Facility Obligations would exceed, respectively, the amount of the Revolving Commitments, the Swing Line Commitment and the Special Facility Commitment then in effect. Once reduced in accordance with this Section, the Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment may not be increased. Any reduction of the Revolving Commitments and/or the Fronting Lender's Special Facility Commitment shall be applied to each Lender according to its Revolving Loan Percentage. All accrued commitment fees to but not including the effective date of any termination in full of all Revolving Commitments and/or the Swing Line Commitment and/or the Special Facility Commitment shall be paid on the effective date of such termination.

         2.7. Optional Prepayments. Subject to Section 4.4, the Borrower may, at any time or from time to time, upon prior irrevocable written notice to the Administrative Agent by 11:00 a.m. (New York City time) one Business Day in advance (or, in the case of Swing Line Loans, the same Business Day), prepay Revolving Loans, Term Loans, Swing Line Loans or Special Facility Obligations, in whole or in part, in minimum amounts of $500,000 or any multiple of $100,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment, the Type(s) of Loans or types of Special Facility Obligations to be prepaid and whether the Loans are

Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans or Revolving Loans; provided that, at the Borrower's option, exercised in a writing to the Administrative Agent at least one Business Day before any such prepayment is to be distributed, such prepayment shall not be applied to any Loan of a Defaulting Lender, but shall be re-allocated ratably to the Loans of the Non-Defaulting Lenders. The Administrative Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to
Section 4.4. Optional prepayments of Term Loans shall be applied to the installments of the Term Loans in the amount and in the order the Borrower shall direct.

     2.8. Mandatory Prepayments of Loans. (a) Asset Dispositions. If theiBorrower or any Restricted Subsidiary shall at any time make a Disposition (other than a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.2), then (i) the Borrower or such Restricted Subsidiary may, within 360 days after the receipt by the Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition, (A) reinvest up to 100% of such Net Disposition Proceeds in the businesses described in Section 7.13 (including, subject to the provisions of clause (h) of Section 8.3, making Acquisitions in such businesses), unless at the time of such reinvestment an Event of Default or payment Default has occurred and is then continuing (except in the case where the Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this Section 2.8(a)), (B) prepay the Term Loans within such 360-day period in an amount equal to such Net Disposition Proceeds (or a portion thereof) or (C) retain the amount of such Net Disposition Proceeds not so applied pending such application and (ii) to the extent such Net Disposition Proceeds are not so applied during such 360-day period, the Borrower shall prepay the Term Loans on the Business Day immediately succeeding the last day of such 360-day period in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied.

         (b) Excess Cash Flow. For each Fiscal Year on the last day of which the ratio of Consolidated Total Debt as at such date to Consolidated EBITDA for such Fiscal Year is more than 4.0 to 1.0, the Borrower shall, not later than the day on which financial statements for such Fiscal Year are required to be delivered pursuant to clause (a) of Section 7.1, prepay Term Loans in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year; provided that the first Fiscal Year in respect of which such amount shall be required to be so applied shall be the Fiscal Year ending September 30, 1997.

         (c) Indebtedness Issuance. If the Borrower shall issue Indebtedness under clause (h) of Section 8.4 or, subject to the written consent of the Majority Lenders, issue indebtedness for borrowed money or incur Capitalized Lease Liabilities not otherwise permitted to be issued or incurred pursuant to
Section 8.4, the Borrower shall promptly upon, and in no event later than five Business Days after, receipt by the Borrower of Net Issuance Proceeds of such issuance or incurrence, prepay the Term Loans in an aggregate amount equal to the amount of such Net Issuance Proceeds.

         (d) Application of Proceeds. Any prepayment made pursuant to clauses
(a)(ii), (c) and, subject to the proviso to this sentence, (b) shall be allocated among the Term Loans as follows: (i) first, to the next two scheduled and unpaid principal installments of the Tranche A Term Loans (and any Tranche B Term Loan, Tranche C Term Loan and Tranche D Term Loan installments payable on or before such installment payment dates) in direct order of maturities, and
(ii) second, to the remaining installments of the Term Loans pro rata, except that, so long as any Tranche A Term Loans are outstanding, (A) with respect to the amount of any such prepayment that is allocated to the then outstanding Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, the Borrower will, prior to prepaying any such Loans, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent provide notice of such prepayment to each Tranche B Lender, Tranche C Lender and Tranche D Lender, (B) each Tranche B Term Lender, Tranche C Term Lender and Tranche D Term Lender will have the right to refuse any such prepayment by giving written notice of such refusal to the Borrower within seven Business Days after such Lender's receipt of notice from the Administrative Agent of such prepayment (and the Borrower shall not prepay any such Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans until such seventh Business Day or such time as the Borrower receives written notice from such Lender that it consents to such prepayment, whichever is earlier), (C) 50% of any prepayment so refused shall be applied to prepay the Tranche A Term Loans in the manner described in clause (i) above and (D) the remainder of any prepayment so refused may be retained by the Borrower; provided, however, that any prepayment made pursuant to clause (b) may be applied, at the Borrower's election, to scheduled and unpaid principal installments of the Term Loans pro rata in direct order of maturities, subject to the exception (and clauses (A) through (E) thereof) set forth above in this Section 2.8(d).

         (e) General. Any prepayments pursuant to this Section 2.8 shall be applied to Types of Loans as the Borrower shall direct (and in the absence of any such direction, shall be applied first to any Base Rate Loans then outstanding and then to Eurodollar Loans with the shortest Interest Periods remaining). The Borrower shall pay, together with each prepayment under this
Section 2.8, accrued interest on the amount of Eurodollar Loans prepaid and any amounts required pursuant to Section 4.4. At the Borrower's option, exercised in a writing to the Administrative Agent at least one Business Day before any such prepayment is to be distributed, prepayments pursuant to this Section 2.8 shall not be applied to any Loan of a Defaulting Lender, but shall be reallocated ratably to the Loans of the Non- Defaulting Lenders.

         (f) Interest Periods. In lieu of making any payment pursuant to this
Section 2.8 in respect of any Eurodollar Loan other than on the last day of the Interest Period therefor, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower at its option may deposit with the Administrative Agent an amount equal to the amount of the Eurodollar Loan to be prepaid and such Eurodollar Loan shall be repaid on the last day of the Interest Period therefor in the required amount (it being understood and agreed that such deposit need not be made with respect to Eurodollar

Loans having Interest Periods that end within three months of the date of such prepayment). Such deposit shall be held by the Administrative Agent in a corporate time deposit account established on terms reasonably satisfactory to the Administrative Agent, earning interest at the then-customary rate for accounts of such type. Such deposit shall cash collateralize the Obligations, provided that the Borrower may at any time direct that such deposit be applied to make the applicable payment required pursuant to this Section 2.8, subject to the provisions of Section 4.4.

         (g) Telephonic Notice. Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent in good faith to be from a Responsible Officer of the Borrower (or a designee of such Responsible Officer). In each such case the Borrower hereby waives the right to dispute the Administrative Agent's record of the terms of any such telephonic notice.

     2.9. Repayment. (a) The Tranche A Term Credit. The Borrower shall repay the Tranche A Term Loans on the dates and in the amounts set forth below:

                 Number of Months
                 From Closing Date                                                              Amount
                 -----------------                                                              ------
                        24                                                                $ 15,000,000
                        36                                                                $ 25,000,000
                        48                                                                $ 25,000,000
                        60                                                                $ 30,000,000
                        72                                                                $ 30,000,000
                        84 (7 years)(Tranche A Term Maturity Date)                        $ 50,000,000
                                                                                          ------------
                                                                Total:                    $175,000,000

     (b) The Tranche B Term Credit. The Borrower shall repay the Tranche B Term Loans on the dates and in the amounts set forth below:

         Number of Months
         From Closing Date                                                                      Amount
         -----------------                                                                      ------
                        24                                                                  $1,000,000
                        36                                                                  $1,000,000
                        48                                                                  $1,000,000
                        60                                                                  $1,000,000
                        72                                                                  $1,000,000
                        84                                                                  $1,000,000
                        96 (8 years)(Tranche B Term Maturity Date)                         $81,500,000
                                                                                           -----------
                                                                Total:                     $87,500,000

     (c) The Tranche C Term Credit. The Borrower shall repay the Tranche C Term Loans on the dates and in the amounts set forth below:

         Number of Months
         From Closing Date                                                                      Amount
         -----------------                                                                      ------
                        24                                                                  $1,000,000
                        36                                                                  $1,000,000
                        48                                                                  $1,000,000
                        60                                                                  $1,000,000
                        72                                                                  $1,000,000
                        84                                                                  $1,000,000
                        96                                                                  $1,000,000
                        108 (9 years)(Tranche C Term Maturity Date)                        $80,500,000
                                                                                           -----------
                                                                Total:                     $87,500,000

     (d) The Tranche D Term Credit. The Borrower shall repay the Tranche D Term Loans on the dates and in the amounts set forth below:

         Number of Months
         From Closing Date                                                                      Amount
         -----------------                                                                      ------
                        24                                                                    $500,000
                        36                                                                    $500,000
                        48                                                                    $500,000
                        60                                                                    $500,000
                        72                                                                    $500,000
                        84                                                                    $500,000
                        96                                                                    $500,000
                        108                                                                   $500,000
                        114 (9-1/2 years)(Tranche D Term Maturity)                         $46,000,000
                                                                                           -----------
                                                                Total:                     $50,000,000

     (e) The Revolving Credit. The Borrower shall repay to the Revolving Lenders on the Revolving Commitment Termination Date the aggregate principal amount of Revolving Loans outstanding on such date.

         (f) The Swing Line Credit. The Borrower shall repay to the Swing Line Lender on the Revolving Commitment Termination Date the aggregate principal amount of Swing Line Loans outstanding on such date.

         2.10. Interest. (a) Rate. Each Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing Date at a rate per annum equal to the Eurodollar Rate or the Base Rate, as the case may be (and subject to the Borrower's right to convert to other Types of Loans under Section 2.4), plus the Applicable Margin.

         (b) Payment Dates. Interest on each Loan (except for Swing Line Loans made as a result of a drawing under a documentary Letter of Credit and in contemplation of refinancing such Swing Line Loans with the proceeds of Acceptances) shall be paid in arrears on each Interest Payment Date. Interest shall also be paid on the date of any prepayment of Eurodollar Loans under
Section 2.7 or 2.8 for the portion of the Loans so prepaid and upon payment (including prepayment) in full thereof and, at and after maturity (whether by acceleration or otherwise) of a Loan, interest shall be paid on demand of the Administrative Agent at the request or with the consent of the Majority Lenders.

         (c) Default Rate. Notwithstanding clause (a) of this Section, if any amount of principal of or interest on any Loan is not paid in full when due (whether at stated maturity, by acceleration, demand or otherwise), the Borrower agrees to pay interest on such unpaid principal or interest, from the date such amount becomes due until the date such amount is paid in full, and after as well as before any entry of judgment thereon to the extent permitted by law, payable on demand, at a fluctuating rate per annum equal to the Base Rate plus the Applicable Margin plus 2%.

         (d) Maximum Rate. Anything herein to the contrary notwithstanding, the obligations of the Borrower to any Lender hereunder shall be subject to the limitation that payments of interest shall not be required for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payment by such Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest that may be lawfully contracted for, charged or received by such Lender, and in such event the Borrower shall pay such Lender interest at the highest rate permitted by applicable law.

         2.11. Fees. (a) Arrangement, Agency Fees; etc. The Borrower shall pay an arrangement fee to each Co-Arranger for such Co-Arranger's account, a commitment fee to each Agent for such Agent's account and from time to time an administrative agency fee to the Administrative Agent for the Administrative Agent's account, in each case, as required by the letter agreement (the "Fee Letter") among the Borrower, the Co-Arrangers and the Agents dated August 6, 1996, as amended as of September 3, 1996.

         (b) Commitment Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender a commitment fee on the average daily unused portion of such Lender's Revolving Commitment, computed and payable on a quarterly basis in arrears on the last Business Day of each calendar quarter based upon the daily utilization for that quarter, at a rate per annum equal to the Applicable Margin for commitment fees. Such commitment fee shall accrue from the Closing Date to the Revolving Commitment Termination Date, with the final payment to be made in any event on the Revolving Commitment Termination Date. The commitment fees provided in this clause shall accrue at all times after the above-mentioned commencement date, including at any time during which one or more conditions in Article V are not met.

         2.12. Computation of Fees and Interest. (a) All computations of interest for Eurodollar Loans and Base Rate Loans (calculated at the Federal Funds Rate) shall be made on the basis of a 360-day year and actual days elapsed. All other computations (including for interest on Base Rate

Loans (calculated at other than the Federal Funds Rate), commitment fees and the fees set forth in Section 3.8)) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from (and including) the first day thereof to (but excluding) the last day thereof.

         (b) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Borrower and the Lenders in the absence of clearly demonstrable error. The Administrative Agent will, at the request of the Borrower or any Lender, deliver to the Borrower or such Lender, as the case may be, a statement showing the quotations used by the Administrative Agent in determining any interest rate and the resulting interest rate.

         2.13. Payments by the Borrower. (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by the Borrower shall be made to the Administrative Agent for the account of the Lenders at the Administrative Agent's Payment Office, and shall be made in dollars and in immediately available funds, no later than 12:00 noon (New York City time) on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Pro Rata Share (or other applicable share as expressly provided herein) of such payment in like funds as received. Any payment received by the Administrative Agent later than 3:00 p.m. (New York City time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

         (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

         (c) Unless the Administrative Agent receives written notice from the Borrower prior to the date on which any payment is due to the Lenders that the Borrower will not make such payment in full as and when required, the Administrative Agent may assume that the Borrower has made such payment in full to the Administrative Agent on such date in immediately available funds and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Administrative Agent, each Lender shall repay to the Administrative Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

         2.14. Payments by the Lenders to the Administrative Agent. (a) Unless the Administrative Agent receives written notice from a Lender prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Administrative Agent for the account of the Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Administrative Agent may assume that each Lender has made such amount available to the

Administrative Agent in immediately available funds on the Borrowing Date and the Administrative Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Administrative Agent in immediately available funds and the Administrative Agent in such circumstances has made available to the Borrower such amount, that Lender shall on the Business Day following such Borrowing Date make such amount available to the Administrative Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Administrative Agent submitted to any Lender with respect to amounts owing under this clause (a) shall be conclusive, absent clearly demonstrable error. If such amount is so made available, such payment to the Administrative Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Administrative Agent on the Business Day following the Borrowing Date, the Administrative Agent will notify the Borrower of such failure to fund and, upon demand by the Administrative Agent, the Borrower shall immediately pay such amount to the Administrative Agent for the Administrative Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing.

         (b) The failure of any Lender to make any Loan on any Borrowing Date shall not relieve any other Lender of any obligation hereunder to make a Loan on such Borrowing Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Borrowing Date.

         2.15. Sharing of Payments, etc. If, other than as expressly provided elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through the exercise of any right of set-off or otherwise) in excess of its ratable share (or other share contemplated hereunder) of such Loans, such Lender shall immediately (a) notify the Administrative Agent of such fact and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment pro rata with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid therefor, together with an amount equal to such paying Lender's ratable share (according to the proportion of (i) the amount of such paying Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off, but subject to Section 11.10) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. The Administrative Agent will keep records (which shall be conclusive and binding in the absence of clearly demonstrable error) of participations purchased under this Section and will in each case notify the Lenders following any such purchases or repayments.



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                                                                              47


                                   ARTICLE III

                        LETTERS OF CREDIT AND ACCEPTANCES

         3.1. Letter of Credit and Acceptance Subfacilities. (a) On the terms and conditions set forth herein (i) the Fronting Lender agrees (A) from time to time on any Business Day during the period from the Closing Date to the Revolving Commitment Termination Date to issue Letters of Credit, or create Acceptances, or both, at the request of and for the account of the Borrower and its Restricted Subsidiaries, as Account Parties, and to amend or renew Letters of Credit previously issued by it, in accordance with Sections 3.2(c) and 3.2(d), and (B) to honor drafts duly drawn under the Letters of Credit and (ii) the Revolving Lenders severally agree irrevocably to participate in Letters of Credit Issued and Acceptances created for the account of Account Parties; provided that the Fronting Lender shall not be obligated to Issue or create, and no Revolving Lender shall be obligated to participate in, any Letter of Credit or Acceptance, as the case may be, if as of the date of Issuance of such Letter of Credit (an "Issuance Date") or the creation of such Acceptance (a "Creation Date"), and after giving effect to such Issuance or creation, (1) the aggregate amount of all Special Facility Obligations plus the aggregate outstanding principal amount of all Revolving Loans plus the aggregate outstanding principal amount of all outstanding Swing Line Loans exceeds the combined Revolving Commitments, (2) the participation of any Revolving Lender in the aggregate amount of all Special Facility Obligations plus the aggregate outstanding principal amount of such Revolving Lender's Revolving Loans plus the aggregate principal amount of such Revolving Lender's participations in all outstanding Swing Line Loans exceeds such Revolving Lender's Revolving Commitment or (3) the aggregate amount of all Special Facility Obligations exceeds the Special Facility Commitment. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower's ability to obtain Letters of Credit or Acceptances shall be fully revolving, and, accordingly, the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit which have expired or which have been drawn upon and reimbursed or Acceptances which have matured and have been reimbursed.

         (b) The Fronting Lender is under no obligation to Issue any Letter of Credit or create any Acceptance if:

                  (i) the Fronting Lender has received written notice from the Administrative Agent or the Borrower, on or prior to the Business Day prior to the requested date of Issuance of such Letter of Credit or the creation of such Letter of Acceptance, stating that a Default or Event of Default has occurred and is continuing, unless and until such time as the Fronting Lender shall have received a written notice of (x) rescission of such notice from the party or parties originally delivering such notice or (y) the waiver of such Default or Event of Default in accordance with the provisions of Section 11.1;

                  (ii) the expiry date of any requested Letter of Credit is (A) more than one year after the date of Issuance or (B) after the Revolving Commitment Termination Date;



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                                                                              48


                  (iii) the maturity date of any requested Acceptance is (A) less than 30 days or more than 180 days after the date of creation or (B) after the Revolving Commitment Termination Date;

                  (iv) any requested Letter of Credit does not provide for drafts, or is not otherwise in form and substance reasonably acceptable to the Fronting Lender;

                  (v) any requested Acceptance is not in form and substance reasonably acceptable to the Fronting Lender;

                  (vi) a Lender Default known to the Fronting Lender exists, unless the Fronting Lender has entered into arrangements reasonably satisfactory to it and the Borrower to eliminate the Fronting Lender's risk with respect to the participation in Letters of Credit or Acceptances by Defaulting Lenders, including cash collateralizing such Defaulting Lender's Pro Rata Share of Special Facility Obligations; or

                  (vii) the Fronting Lender reasonably determines that for any reason adequate and reasonable means do not exist for determining the Acceptance Reference Rate.

         (c) Each Letter of Credit and Acceptance (as each such term is defined in the Existing Credit Agreement) outstanding or unmatured, as the case may be, under the Existing Credit Agreement on the Closing Date that was issued by BofA in its capacity as a Fronting Bank (as defined in the Existing Credit Agreement) thereunder shall be deemed to have been issued or created, as the case may be, by the Fronting Lender hereunder on the Closing Date (each such Letter of Credit and Acceptance is set forth on Schedule B hereto).

         (d) Each Letter of Credit (as such term is defined in each of the Existing Credit Agreement and the Etonic Credit Agreement) outstanding under the Existing Credit Agreement or the Etonic Credit Agreement on the Closing Date that was issued by Citibank, N.A. as a Fronting Bank (as defined in the Existing Credit Agreement) or as the Issuing Bank (as defined in the Etonic Credit Agreement) under either such credit agreement shall be deemed to have been issued hereunder on the Closing Date and Citibank, N.A. shall be deemed to be a Fronting Lender hereunder solely with respect to such Letters of Credit (each such Letter of Credit is set forth on Schedule C hereto); provided, however, that (i) no such Letter of Credit may be amended to extend the expiry date thereof or increase the amount available to be drawn thereunder or renewed by Citibank, N.A. and (ii) Citibank, N.A. shall exercise its right not to renew each Letter of Credit containing a provision for such Letter of Credit to automatically renew on an evergreen basis (and Citibank, N.A. shall provide the notice(s) relating thereto that are required under such Letter of Credit).

         3.2. Issuance, Amendment and Renewal of Letters of Credit. (a) Each Letter of Credit shall be issued upon the irrevocable submission by the Borrower of a Notice of L/C Issuance/Amendment to the Fronting Lender (with a copy sent by the Borrower to the Administrative Agent) at least three Business Days (or such shorter time as the Fronting Lender may agree in a particular instance in its sole discretion) prior to the proposed date of Issuance. Each such Notice of L/C Issuance/Amendment


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                                                                              49


shall be by facsimile, confirmed immediately in an original writing, and shall specify in form and detail reasonably satisfactory to the Fronting Lender: (i) the proposed date of issuance of the Letter of Credit (which shall be a Business
Day); (ii) the face amount of the Letter of Credit; (iii) the expiry date of the Letter of Credit; (iv) the name and address of the beneficiary thereof; (v) the documents to be presented by the beneficiary of the Letter of Credit in case of any drawing thereunder; (vi) the full text of any certificate to be presented by the beneficiary in case of any drawing thereunder; and (vii) such other matters as the Fronting Lender may reasonably require.

         (b) At least one Business Day prior to the Issuance of any Letter of Credit, the Fronting Lender will confirm with the Administrative Agent (by telephone or in writing) the availability of the Revolving Commitments with respect to such Issuance. Unless the Fronting Lender has received notice from the Administrative Agent on or before the Business Day immediately preceding the date the Fronting Lender is to issue a requested Letter of Credit (A) directing the Fronting Lender not to issue such Letter of Credit because such issuance is not then permitted under Section 3.1(a) as a result of the limitations set forth in clauses (1) and (2) thereof or clause (i) of Section 3.1(b) or (B) that one or more conditions specified in Article V are not then satisfied, then, subject to the terms and conditions hereof, the Fronting Lender shall, on the requested date, issue a Letter of Credit for the account of the Borrower in accordance with the Fronting Lender's usual and customary business practices.

         (c) From time to time while a Letter of Credit is outstanding and prior to the Revolving Commitment Termination Date, the Fronting Lender will, upon the written request of the Borrower received by the Fronting Lender (with a copy sent by the Borrower to the Administrative Agent) at least three Business Days (or such shorter time as the Fronting Lender may agree in a particular instance in its sole discretion) prior to the proposed date of amendment, amend any Letter of Credit issued by it. Each such request for amendment of a Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, made in the form of a Notice of L/C Issuance/Amendment and shall specify in form and detail reasonably satisfactory to the Fronting Lender: (i) the Letter of Credit to be amended; (ii) the proposed date of amendment of the Letter of Credit (which shall be a Business Day); (iii) the nature of the proposed amendment; and (iv) such other matters as the Fronting Lender may reasonably require. The Fronting Lender shall be under no obligation to amend any Letter of Credit if (A) the Fronting Lender would have no obligation at such time to issue such Letter of Credit in its amended form under the terms of this Agreement or
(B) the beneficiary of any such Letter of Credit does not accept the proposed amendment to the Letter of Credit. The Administrative Agent will promptly notify the Revolving Lenders of the receipt by it of any Notice of L/C Issuance/Amendment.

         (d) The Fronting Lender and the Revolving Lenders agree that, while a standby Letter of Credit is outstanding and prior to the Revolving Commitment Termination Date, at the option of the Borrower and upon the written request of the Borrower received by the Fronting Lender (with a copy sent by the Borrower to the Administrative Agent) at least three Business Days (or such shorter time as the Fronting Lender may agree in a particular instance in its sole discretion) prior to the proposed date of notification of renewal, the Fronting Lender shall be entitled to authorize the automatic renewal of any standby Letter of Credit issued by it to the Borrower. Each such request for renewal of a standby Letter of Credit shall be made by facsimile, confirmed immediately in an original writing, in the form of a Notice of L/C Issuance/Amendment, and shall specify in form and detail reasonably satisfactory to the Fronting Lender: (i) the standby Letter of Credit to be renewed; (ii) the proposed date of notification of renewal of the standby Letter of Credit (which shall be a Business Day); (iii) the revised expiry date of the standby Letter of Credit; and (iv) such other matters as the Fronting Lender may reasonably require. The Fronting Lender shall be under no obligation so to renew, and shall not so renew any standby Letter of Credit if (A) the Fronting Lender would have no obligation at such time to issue or amend such standby Letter of Credit in its renewed form under the terms of this Agreement or (B) the beneficiary of any such standby Letter of Credit does not accept the proposed renewal of the standby Letter of Credit. If any outstanding standby Letter of Credit shall provide that it shall be automatically renewed unless the beneficiary thereof receives notice from the Fronting Lender that such standby Letter of Credit shall not be renewed, and if at the time of renewal the Fronting Lender would be entitled to authorize the automatic renewal of such standby Letter of Credit in accordance with this Section 3.2(d) upon the request of the Borrower but the Fronting Lender shall not have received any Notice of L/C Issuance/Amendment from the Borrower with respect to such renewal or other written direction by the Borrower with respect thereto, the Fronting Lender shall nonetheless be permitted to allow such standby Letter of Credit to renew, and the Borrower and the Revolving Lenders hereby authorize such renewal, and, accordingly, the Fronting Lender shall be deemed to have received a Notice of L/C Issuance/Amendment from the Borrower requesting such renewal.

         (e) The Fronting Lender shall deliver any notices of termination or other communications to any Letter of Credit beneficiary or transferee, and take any other action as necessary or appropriate, at any time and from time to time, in order to cause the expiry date of such Letter of Credit to be a date not later than the Revolving Commitment Termination Date.

         (f) This Agreement shall control in the event of any conflict with any Letter of Credit related document (other than any Letter of Credit).

         (g) The Fronting Lender will also deliver to the Administrative Agent, concurrently or promptly following its delivery of a Letter of Credit, or amendment to or renewal of a Letter of Credit, to an advising lender or a beneficiary, a true and complete copy of each such Letter of Credit or amendment to or renewal of a Letter of Credit.

         (h) Notwithstanding anything to the contrary in this Article III, the Borrower and each other Account Party may make a request by using software provided to them by the Fronting Lender when requesting that the Fronting Lender Issue a Letter of Credit (a "Computerized Request") in lieu of making such request in the form of a Notice of L/C Issuance/Amendment.

         (i) Without in any way limiting the obligation of the Borrower to confirm in writing any notice it may give hereunder by telephone, the Administrative Agent (and the Fronting Lender) may act prior to receipt of written confirmation without liability upon the basis of such telephonic notice believed by the Administrative Agent (and the Fronting Lender) in good faith to be from a Responsible Officer of the Borrower (or a designee of such Responsible Officer). In each such case the Borrower hereby waives the right to dispute the Administrative Agent's (and the Fronting Lender's) record of the terms of any such telephonic notice.

         3.3. Creation of Acceptances. (a) All drafts presented by the Borrower to the Fronting Lender for acceptance by the Fronting Lender as Acceptances pursuant to this Agreement shall be properly executed and drawn by the Borrower. To facilitate the acceptance of Acceptances hereunder, the Borrower shall from time to time as required by the Fronting Lender provide to the Fronting Lender an appropriate number of executed drafts drawn in blank by the Borrower in the form prescribed by the Fronting Lender. The Borrower may, at its option, execute any draft so presented by the facsimile signature or signatures of any one or more designated signing officers of the Borrower, and the Fronting Lender is hereby authorized to accept or pay, as the case may be, any draft of the Borrower which purports to bear such facsimile signature or signatures notwithstanding that any such individual has ceased to be a designated signing officer of the Borrower and any such draft or Acceptance shall be as valid as if such individual were a designated signing officer of the Borrower at the date of issue of such Acceptance. Any such draft or Acceptance may be dealt with by the Fronting Lender for all intents and purposes and shall bind the Borrower as if duly signed in the signing officer's own handwriting and issued by the Borrower. Without limiting the effect of the indemnity provided under Section 11.5 but in addition to such provision, the Borrower will and hereby does undertake to hold the Fronting Lender harmless against, and to indemnify, and the Borrower hereby does agree to indemnify, the Fronting Lender from, all losses, costs, damages and expenses arising out of the payment or negotiation of any such draft or Acceptance on which a facsimile signature has been wrongly affixed, except to the extent caused by the gross negligence or willful misconduct of the Fronting Lender. The Fronting Lender shall not be liable for its failure to accept an Acceptance as required hereunder if the cause of such failure is, in whole or in part, due to the failure of the Borrower to provide executed drafts to the Fronting Lender on a timely basis. Without creating any obligation to effect such a purchase, Acceptances may be purchased by the Fronting Lender and may be held by it for its own account until maturity or sold by it at any time prior thereto in any relevant market therefor in the United States or elsewhere, in the Fronting Lender's sole discretion.

         (b) On the terms and conditions set forth herein (including Section 5.2), Acceptances shall be created by the Fronting Lender on a pre-arranged monthly date mutually agreed upon by the Borrower, the Fronting Lender and the Administrative Agent if a Swing Line Loan was made as a result of a drawing under a documentary Letter of Credit and in contemplation of refinancing such Swing Line Loan with the proceeds of such Acceptances. The aggregate face amount of such Acceptances shall be an amount that when discounted at the then prevailing Acceptance Reference Rate to a present value will exactly repay the principal amount of such Swing Line Loan and all accrued but unpaid interest thereon.

         (c) This Agreement shall control in the event of any conflict with any Acceptance related document (other than any Acceptance).



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                                                                              52


         (d) The Fronting Lender will also deliver to the Administrative Agent, concurrently or promptly following its creation of an Acceptance, a true and complete copy of each such Acceptance.

         (e) Any executed drafts to be used as Acceptances which are delivered by the Borrower to the Fronting Lender shall be held in safekeeping with the same degree of care as if they were the negotiable instruments of the Fronting Lender.

         3.4. Letter of Credit/Banker's Acceptance Participations, Drawings and Reimbursements. (a) Immediately upon (i) the Issuance of any Letter of Credit by the Fronting Lender for an Account Party in accordance with Sections 3.1 and 3.2 or (ii) the creation of any Acceptance by the Fronting Lender for an Account Party in accordance with Sections 3.1 and 3.3, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Fronting Lender a participation in the Special Facility Obligations in respect of such Letter of Credit or Acceptance, including all interest and other Obligations of the Account Party with respect thereto (other than fronting fees and charges payable to the Fronting Lender in its capacity as such with respect to Letters of Credit and Acceptances) and any security therefor and guaranty pertaining thereto in an amount equal to the product of (x) the Revolving Loan Percentage of such Revolving Lender times (y) the maximum amount of the Special Facility Obligations in respect thereof. For purposes of Sections 2.1(e) and 3.1, each Issuance of a Letter of Credit and each creation of an Acceptance shall be deemed to utilize the Revolving Commitment of each Revolving Lender by an amount equal to the amount of such participation.

         (b) In the event of any request for a drawing under a Letter of Credit by the beneficiary or transferee thereof, the Fronting Lender will promptly notify the Borrower. The Borrower agrees to reimburse the Fronting Lender, prior to 1:00 p.m. (New York City time), on each date that any amount is paid by the Fronting Lender under any Letter of Credit or Acceptance (each such date, an "Reimbursement Date"), in an amount equal to the amount so paid by the Fronting Lender. In the event the Borrower fails to reimburse the Fronting Lender by 1:00 p.m. (New York City time) on a Reimbursement Date for

                  (i) the full amount of any drawing under any Letter of Credit (together with the fee, costs and charges described in Section 3.8(c) relating thereto), the Fronting Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify the Swing Line Lender thereof, and the Borrower shall be deemed to have requested that a Swing Line Loan be made by the Swing Line Lender on such Reimbursement Date in the amount of such drawing (and such fees, costs and charges) subject to the amount of the unutilized portion of the Swing Line Commitment and the conditions set forth in Section 5.2; or

                  (ii) the face amount of any matured Acceptance, the Fronting Lender will promptly notify the Administrative Agent and the Administrative Agent will promptly notify the Swing Line Lender thereof, and the Borrower shall be deemed to have requested that a Swing Line Loan in the face amount of the matured Acceptances be made by the Swing Line Lender on such Reimbursement


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                                                                              53


Date under such matured Acceptances subject to the amount of the unutilized portion of the Swing Line Commitment and the conditions set forth in Section 5.2.

Any notice given by the Fronting Lender or the Administrative Agent pursuant to this Section 3.4(b) may be oral if immediately confirmed in writing (including by facsimile); provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

         (c) The Swing Line Lender shall upon any notice pursuant to clause (i) or (ii) of Section 3.4(b) make available to the Administrative Agent for the account of the Fronting Lender an amount in immediately available funds equal to the amount of the Swing Line Loan requested.

         (d) With respect to any unreimbursed drawing under a Letter of Credit or matured Acceptance because of the Borrower's failure to satisfy the conditions set forth in Section 5.2 or because the Swing Line Commitment does not have sufficient availability, the Borrower shall be deemed to have incurred from the Fronting Lender a Special Facility Borrowing in the amount of such drawing or matured Acceptance, which Special Facility Borrowing shall be due and payable on demand (together with interest) and shall bear interest at a rate per annum equal to the Base Rate plus the Applicable Margin plus 2% per annum, and each Revolving Lender shall make available to the Administrative Agent for the account of the Fronting Lender an amount in immediately available funds equal to its Revolving Loan Percentage of the amount of such drawing or the face amount of such matured Acceptance, in the case of each Revolving Lender, whereupon the participating Revolving Lenders shall each be deemed to have made payment in respect of its participation in such Special Facility Borrowing and such payment shall constitute a Special Facility Advance from such Lender in satisfaction of its participation obligation under this Section 3.4. If any Revolving Lender so notified fails to make available to the Administrative Agent for the account of the Fronting Lender the amount of such Lender's Pro Rata Share of the amount of such drawing or the face amount of such Acceptance, as the case may be, by no later than 1:00 p.m. (New York City time) on the applicable Reimbursement Date, then interest shall accrue on such Revolving Lender's obligation to make such payment, from such Reimbursement Date until three days after such date, at a rate per annum equal to the Federal Funds Rate in effect from time to time during such period, and after the expiration of such three day period, at the Base Rate.

         (e) The Swing Line Lender's obligation in accordance with this Agreement to make Swing Line Loans, as contemplated by this Section 3.4, as a result of a drawing under a Letter of Credit, and each Revolving Lender's obligation in accordance with this Agreement to make Special Facility Advances, as contemplated by this Section 3.4, as a result of a drawing under a Letter of Credit or the maturity of an Acceptance, shall in each case be absolute and unconditional and without recourse to the Fronting Lender and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Revolving Lender or the Swing Line Lender may have against the Fronting Lender, the Borrower or any other Person for any reason whatsoever; (ii) the occurrence or continuance of a Default, an Event of Default or a Material Adverse Effect; or (iii) any other circumstance, happening or event whatsoever, whether or not similar to any of


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                                                                              54


the foregoing; provided, however, that the Swing Line Lender's obligation to make Swing Line Loans under this Section 3.4 is subject to the conditions set forth in Section 5.2.

         3.5. Repayment of Participations. (a) Upon (and only upon) receipt by the Administrative Agent for the account of the Fronting Lender of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Fronting Lender under a Letter of Credit with respect to which any Revolving Lender has paid the Administrative Agent for the account of the Fronting Lender for such Revolving Lender's participation in a drawing of a Letter of Credit as a result of the making of a Special Facility Advance or the maturity of an Acceptance pursuant to Section 3.4 or (ii) in payment of interest thereon, the Administrative Agent will pay to each Revolving Lender which is not a Defaulting Lender, in the same funds as those received by the Administrative Agent for the account of the Fronting Lender, the amount of such Revolving Lender's Revolving Loan Percentage of such funds, and the Fronting Lender shall receive the amount of the Revolving Loan Percentage of such funds of any Revolving Lender that did not so pay the Administrative Agent for the account of the Fronting Lender.

         (b) If the Administrative Agent or the Fronting Lender is required at any time to return to the Borrower or to a trustee, receiver, liquidator, custodian or any official in any Insolvency Proceeding, any portion of the payments made by the Borrower to the Administrative Agent for the account of the Fronting Lender pursuant to Section 3.5(a) in reimbursement of a payment made under a drawing of a Letter of Credit or the maturity of an Acceptance, as the case may be, or interest or fee thereon, each Revolving Lender shall, on demand of the Administrative Agent, forthwith forward to the Administrative Agent or the Fronting Lender the amount of its Revolving Loan Percentage of any amounts so returned by the Administrative Agent or the Fronting Lender plus interest thereon from the date such demand is made to the date such amounts are returned by such Revolving Lender to the Administrative Agent or the Fronting Lender, at a rate per annum equal to the Federal Funds Rate in effect from time to time for the first three days, and at the Base Rate thereafter.

         3.6. Role of the Fronting Lender. (a) The Swing Line Lender, each Revolving Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the Fronting Lender shall not have any responsibility to obtain any document (other than any sight draft and certificates expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document.

         (b) No Agent-Related Person nor any of the respective correspondents, participants or assignees of the Fronting Lender shall be liable to any Revolving Lender for: (i) any action taken or omitted in connection herewith at the request or with the approval of the Revolving Lenders or the Majority Tranche A Term and Revolving Lenders; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any Letter of Credit or document relating to any Letter of Credit.

         (c) The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not


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                                                                              55


intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. No Agent-Related Person, nor any of the respective correspondents, participants or assignees of the Fronting Lender, shall be liable or responsible for any of the matters described in clauses (a) through
(g) of Section 3.7; provided, however, anything in such clauses to the contrary notwithstanding, that the Borrower may have a claim against the Fronting Lender, and the Fronting Lender may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the Fronting Lender's willful misconduct or gross negligence or the Fronting Lender's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, (i) the Fronting Lender may accept documents that appear on their face to be in order, without responsibility for further investigation, and
(ii) the Fronting Lender shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         3.7. Obligations Absolute. The obligations of the Borrower under this Agreement to reimburse (or if the Borrower is not the Account Party with respect thereto, either to reimburse or to cause such Account Party to reimburse) the Fronting Lender for a drawing under a Letter of Credit or the maturity of an Acceptance, and to repay (or if the Borrower is not the Account Party with respect thereto, either to pay or to cause such Account Party to pay) any Special Facility Borrowing and any Swing Line Loan or Revolving Loan made in connection with a drawing under a Letter of Credit or the maturity of an Acceptance, and the obligation of the Swing Line Lender or each Revolving Lender, as the case may be, to reimburse the Fronting Lender for any drawing on a Letter of Credit or maturity of an Acceptance, shall be unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

         (a) any lack of validity or enforceability of this Agreement, any Loan Document, any Letter of Credit, any Acceptance or of any reimbursement agreement or other agreement between the Fronting Lender and an Account Party;

         (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the obligations of the Borrower in respect of any Letter of Credit, any Acceptance or any other amendment or waiver of or any consent to departure from the provisions of this Agreement or any other Loan Document;

         (c) the existence of any claim, set-off, defense or other right that the Borrower may have at any time against any beneficiary or any transferee of any Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Fronting Lender, the Swing Line Lender, any Lender or any other Person, whether in connection with this Agreement, any Letter of Credit, any Acceptance, the transactions contemplated hereby or by the other


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                                                                              56


Loan Documents or any unrelated transaction (including an underlying transaction between the Borrower and the beneficiary named in any such Letter of Credit);

         (d) any draft, demand, certificate or other document presented under or in connection with any Letter of Credit or Acceptance, as the case may be, proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit;

         (e) any payment by the Fronting Lender acting in good faith under any Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of any Letter of Credit; or any payment made by the Fronting Lender under any Letter of Credit or Acceptance to any Person reasonably believed by it to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of any Letter of Credit or Acceptance, as the case may be, including any arising in connection with any Insolvency Proceeding;

         (f) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guarantee or other obligation, for all or any of the obligations of the Borrower in respect of any Letter of Credit or Acceptance; or

         (g) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or a guarantor;

provided that, and notwithstanding any provision of this Section 3.7 to the contrary, neither the Borrower, the Swing Line Lender nor any Revolving Lender shall be obligated to reimburse the Fronting Lender for any wrongful payment made by the Fronting Lender under any Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Fronting Lender.

         3.8. Letter of Credit and Acceptance Fees. (a) The Borrower shall pay to the Administrative Agent for the account of each of the Revolving Lenders a letter of credit and banker's acceptance fee with respect to the Letters of Credit and Acceptances at a rate per annum equal to the Applicable Margin for Revolving Loans comprised of Eurodollar Loans minus 0.125%, calculated on the average daily sum of (i) the maximum amount available to be drawn under outstanding Letters of Credit and (ii) the aggregate face amount of outstanding unmatured Acceptances, payable on a quarterly basis in arrears on each Interest Payment Date for Base Rate Loans based upon Letters of Credit and Acceptances outstanding for that quarter as calculated by the Administrative Agent. Such letter of credit and banker's acceptance fees shall be due and payable quarterly in arrears on each Interest Payment Date for Base Rate Loans during which Letters of Credit and/or Acceptances are outstanding, commencing on the first such quarterly date to occur after the Closing Date, through the Revolving Commitment Termination Date (or such later date upon which the outstanding Letters of Credit shall expire and/or Acceptances mature), with the final payment to be made on the Revolving Commitment Termination Date (or such later expiration or maturity date).



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                                                                              57


         (b) The Borrower shall pay to the Fronting Lender a fronting fee for each Letter of Credit Issued by the Fronting Lender equal to 0.125% of the face amount of such Letter of Credit. Such fronting fee shall be due and payable on each date of Issuance of a Letter of Credit.

         (c) The Borrower shall pay to the Fronting Lender from time to time promptly after demand the normal issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the Fronting Lender relating to Letters of Credit and Acceptances as from time to time in effect.

         3.9. The Borrower's Guaranty of Special Facility Obligations of its Restricted Subsidiaries. The Borrower agrees as follows in respect of Special Facility Obligations:

         (a) The Borrower hereby unconditionally and irrevocably guarantees to the Revolving Lenders, the Fronting Lender and their respective successors, endorsees, transferees and assigns, the prompt payment and complete performance when due (whether at the stated maturity, by acceleration or otherwise) of all indebtedness, obligations and liabilities of its Restricted Subsidiaries to the Revolving Lenders or the Fronting Lender, whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter incurred under, or arising out of, or in connection with, the Special Facility Obligations, whether such indebtedness, obligations and liabilities constitute principal, interest, fees or expenses, or reimbursement obligations with respect to any of the foregoing, and the Borrower further agrees to pay any and all expenses which may be paid or incurred by the Administrative Agent or any Revolving Lender or the Fronting Lender in collecting any or all of such Special Facility Obligations or enforcing any rights under this Agreement or any documents or agreements executed in connection with or relating to such Special Facility Obligations (collectively, the "Guaranteed Obligations").

         (b) The guaranty contained in this Section 3.9 shall be construed as a continuing, absolute and unconditional guaranty of payment without regard to (i) the validity, regularity or enforceability of this Agreement, any other Loan Document, any of the Guaranteed Obligations, or any other collateral security therefor or guaranty thereof or right of offset with respect thereto at any time or from time to time held by the Administrative Agent or any Revolving Lender or the Fronting Lender, (ii) any defense, setoff or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any of its Restricted Subsidiaries against any Revolving Lender or the Fronting Lender, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Restricted Subsidiary) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or such Restricted Subsidiary for the Guaranteed Obligations or in any other instance, and the obligations and liabilities of the Borrower under this Section 3.9, in an Insolvency Proceeding, shall not be conditioned or contingent upon the pursuit by the Administrative Agent, any Revolving Lender, the Fronting Lender or any other Person at any time of any right or remedy against any of the Restricted Subsidiaries or against any other Person which may be or become liable in respect of all or any part of such obligations or against any collateral security or guaranty therefor or right of offset with respect thereto.



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                                                                              58


         (c) The guaranty contained in this Section 3.9 shall continue to be effective, or be reinstated, as the case may be, if, at any time, any payment, or any part thereof, of any of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by any Revolving Lender or the Fronting Lender in an Insolvency Proceeding of any of the Restricted Subsidiaries, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, such Restricted Subsidiary or any substantial part of its property, or otherwise, all as though such payments had not been made.

         (d) The Borrower hereby expressly waives, until payment in full in cash of all Guaranteed Obligations and termination of the Special Facility Commitment, any rights which it may now have or hereafter acquire against any of its Restricted Subsidiaries by way of subrogation, reimbursement, contribution or setoff by virtue of any payment made pursuant to this Section 3.9 or otherwise, and any claim, right or remedy which the Borrower may now have or hereafter acquire against any of its Restricted Subsidiaries that arises from the performance by the Borrower of its obligations under this Section 3.9, including, without limitation, any claim, right or remedy of the Administrative Agent, the Fronting Lender or the Revolving Lenders against any Account Party or any security which the Administrative Agent, the Fronting Lender or the Revolving Lenders now have or hereafter acquire, whether or not such claim, right or remedy arises in equity, under contract, by statute, under color of law or otherwise. If any amount shall be paid to the Borrower on account of such subrogation, reimbursement, contribution or setoff rights, such amount shall be held in trust for the benefit of the Administrative Agent, the Fronting Lender and the Revolving Lenders and shall forthwith be paid to the Administrative Agent to be credited and applied upon the obligations, whether matured or unmatured, in accordance with the terms of this Agreement or any of the other Loan Documents or to be held by the Administrative Agent as collateral security for any Guaranteed Obligations.

         (e) The Borrower shall remain obligated hereunder notwithstanding that, without any reservation of rights against the Borrower and without notice to or further assent by the Borrower, any demand for payment of any of the Guaranteed Obligations made by any Revolving Lender or any such Fronting Lender may be rescinded by such Person and any of the Guaranteed Obligations or the liability of any other Person upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Administrative Agent, any Revolving Lender or the Fronting Lender, and this Agreement and the other Loan Documents and any other documents executed and delivered in connection herewith relating to or evidencing any Guaranteed Obligation, may be amended, modified, supplemented or terminated, in whole or in part, in accordance with the terms thereof, as the Administrative Agent and the Revolving Lenders may deem advisable from time to time, and any collateral security, guaranty or right of offset at any time held by the Administrative Agent, any Revolving Lender or the Fronting Lender for the payment of the Guaranteed Obligations may be sold, exchanged, waived, surrendered or released. The Borrower waives any and all notice of the creation, renewal, extension or accrual of any of the Guaranteed Obligations and notice of or proof of reliance by the Administrative Agent, any Revolving Lender or the Fronting Lender upon the guaranty in this Section 3.9, the Guaranteed Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred in reliance


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                                                                              59


upon this Section 3.9, and all dealings between such Restricted Subsidiary, the Borrower, the Administrative Agent and the Revolving Lenders or the Fronting Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Section 3.9. The Borrower waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Restricted Subsidiary or the Borrower with respect to the Guaranteed Obligations.

         3.10. No Waiver With Respect to Acceptances. The Borrower and each of its Restricted Subsidiaries waives any defense to payment which might otherwise exist if for any reason an Acceptance shall be held by any Lender in its own right at the maturity thereof.

         3.11. Uniform Customs and Practice. The Uniform Customs and Practice for Documentary Credits as published by the International Chamber of Commerce ("UCP") most recently at the time of issuance of any Letter of Credit shall (unless otherwise expressly provided in the Letters of Credit) apply to the Letters of Credit.



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                                                                              58


                                   ARTICLE IV

                     TAXES, YIELD PROTECTION AND ILLEGALITY

         4.1. Taxes. (a) Any and all payments by the Borrower to each Lender or the Administrative Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrower shall pay all Other Taxes to the relevant taxing authority or other authority in accordance with applicable law.

         (b) If the Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, then:

                  (i) the sum payable shall be increased as necessary so that, after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section), such Lender or the Administrative Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) the Borrower shall make such deductions and withholdings; and

                  (iii) the Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law.

         (c) The Borrower agrees to indemnify and hold harmless each Lender and the Administrative Agent for the full amount of (i) Taxes and (ii) Other Taxes that are payable by such Lender or the Administrative Agent and any penalties, interest, additions to tax, expenses or other similar liabilities arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 45 days after the date the Lender or the Administrative Agent makes written demand therefor.

         (d) Each Lender that is not incorporated or organized in or under the laws of the United States of America or a state thereof (a "Non-U.S. Lender") shall:

                  (i) deliver to the Borrower and the Administrative Agent, prior to the first day on which the Borrower is required to make any payments hereunder to such Lender, two copies of either United States Internal Revenue Service Form 1001 or Form 4224 or, in the case of a Non-U.S. Lender claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, a certificate representing that such Non-U.S. Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. Federal withholding tax on payments by the Borrower under this Agreement;


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                                                                              59


                  (ii) deliver to the Borrower and the Administrative Agent two further copies of any such form of certification on or before the date that any such form or certification expires or becomes obsolete and after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower; and

                  (iii) obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Borrower or the Administrative Agent;

unless in any such case any change in treaty, law or regulation has occurred prior to the date on which any such delivery would otherwise be required that renders any such form inapplicable or would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrower and the Administrative Agent. Each Non-U.S. Lender that shall become a Participant pursuant to Section 11.8 or a Lender pursuant to
Section 11.8 shall, upon the effectiveness of the related transfer, be required to provide all the forms and statements required pursuant to this Section 4.1(d), provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

         (e) The Borrower shall not be required to indemnify any Non-U.S. Lender or the Administrative Agent, or to pay any additional amounts to any Non-U.S. Lender or the Administrative Agent, in respect of U.S. Federal withholding tax pursuant to paragraph (a) above to the extent that (i) the obligation to withhold amounts with respect to U.S. Federal withholding tax existed on the date such Non-U.S. Lender became a party to this Agreement (or, in the case of a Non-U.S. Participant, on the date such Participant became a Participant hereunder) or as of the date such Non-U.S. Lender changes its applicable Lending Office; provided, however, that this clause (i) shall not apply to the extent that (x) the indemnity payments or additional amounts any Lender (or Participant) would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the Person making the assignment, participation, transfer or change in Lending Office would have been entitled to receive in the absence of such assignment, participation, transfer or change in Lending Office, or (y) such assignment, participation, transfer or change in Lending Office had been requested by the Borrower, (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Lender or Non-U.S. Participant to comply with the provisions of paragraph (d) above or (iii) any of the representations or certifications made by a Non- U.S. Lender or Non-U.S. Participant pursuant to paragraph (d) above are incorrect at the time a payment hereunder is made, other than by reason of any change in treaty, law or regulation having effect after the date such representations or certifications were made.

         (f) If the Borrower determines in good faith that a reasonable basis exists for contesting any Taxes for which indemnification has been demanded hereunder, the relevant Lender or the Administrative Agent, as applicable, shall cooperate with the Borrower in challenging such Taxes at the Borrower's expense if so requested by the Borrower in writing. If any Lender or the Administrative Agent, as applicable, receives a refund of a Tax for which a payment has been made by the Borrower pursuant to this Agreement, which refund in the good faith judgment of such Lender or Administrative Agent, as the case may be, is attributable to such payment made by the Borrower,

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                                                                              60


then the Lender or the Administrative Agent, as the case may be, shall reimburse the Borrower for such amount as the Lender or Administrative Agent, as the case may be, determines to be the proportion of the refund as will leave it, after such reimbursement, in no better or worse position than it would have been in if the payment had not been required. Neither the Lenders nor the Administrative Agent shall be obliged to disclose information regarding its tax affairs or computations to the Borrower in connection with this paragraph (f) or any other provision of this Section 4.1.

         (g) Promptly after the date of any payment by the Borrower of Taxes or Other Taxes, the Borrower shall furnish to each Lender or the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to such Lender or the Administrative Agent.

         4.2. Illegality. (a) If any Lender, including the Fronting Lender, determines that the introduction after the Closing Date of any Requirement of Law, or any change in any Requirement of Law after the Closing Date, or in the interpretation or administration after the Closing Date of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender, including the Fronting Lender, or its applicable Lending Office to make Eurodollar Loans or create Acceptances, as the case may be, then, on written notice thereof by such Lender to the Borrower through the Administrative Agent, any obligation of such Lender to make Eurodollar Loans or create Acceptances, as the case may be, shall be suspended until such Lender, including the Fronting Lender, notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist, which notice each Lender, including the Fronting Lender, agrees to give promptly upon such circumstances ceasing to exist.

         (b) If a Lender, including the Fronting Lender, determines that it is unlawful to maintain any Eurodollar Loan or Acceptance, as the case may be, the Borrower shall, upon its receipt of written notice of such fact and demand from such Lender (with a copy to the Administrative Agent), prepay in full such Eurodollar Loans or Acceptances, as the case may be, of such Lender then outstanding, together with interest accrued thereon and amounts required under
Section 4.4, either on the last day of the Interest Period thereof, if such Lender may lawfully continue to maintain such Eurodollar Loans or Acceptances, as the case may be, to such day, or immediately, if such Lender may not lawfully continue to maintain such Eurodollar Loan or Acceptance, as the case may be. If the Borrower is required to so prepay any Eurodollar Loan or Acceptance, as the case may be, then concurrently with such prepayment, the Borrower shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

         (c) Each Lender, including the Fronting Lender, hereby agrees that if such Lender's obligation to make Eurodollar Loans or Acceptances, as the case may be, is suspended pursuant to clause (a) or if the Borrower is required to prepay such Lender's Eurodollar Loans or Acceptances, as the case may be, pursuant to clause (b) then, in each case, upon the written request of the Borrower, all Loans or Acceptances, as the case may be, of such Lender that would, in the absence of clause (a), be made as Eurodollar Loans or created as Acceptances, as the case may be, shall instead be made as or created as, and any Eurodollar Loans or Acceptances, as the case may be, of such Lender that shall have been converted into Base Rate Loans pursuant to clause (b) shall be converted into, Loans accruing interest

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                                                                              61


at a rate per annum equal to the Federal Funds Rate most recently determined by the Administrative Agent plus 0.125% plus the Applicable Margin then in effect for Eurodollar Loans of Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans or Revolving Loans, as applicable.

         4.3. Increased Costs and Reduction of Return. (a) If, due to either (i) the introduction of or any change in or in the interpretation of any law or regulation (including FRB Regulation D) after the Closing Date (other than changes with respect to Taxes) or (ii) the compliance by any Lender with any guideline or order from any central bank or other Governmental Authority after the Closing Date (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Loans or participating in Swing Line Loans or Special Facility Obligations, or, in the case of the Fronting Lender, any increase in the cost to the Fronting Lender of Issuing or agreeing to Issue any Letter of Credit or creating or agreeing to create any Acceptance, or agreeing to make or making, funding or maintaining any unpaid drawing under any Letter of Credit or any unpaid maturing of any Acceptance, then the Borrower shall be liable for, and shall from time to time, promptly after receipt of written demand therefor (with a copy of such demand to be sent to the Administrative Agent), accompanied by a written notice showing in reasonable detail the basis for the calculation of any such increased costs (which notice shall, absent clearly demonstrable error, be final and conclusive and binding upon all parties hereto), pay to the Administrative Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

         (b) If, after the Closing Date, (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority, or by NAIC or any other comparable agency charged with the interpretation or administration thereof or (iv) compliance by any Lender (or its Lending Office) or any corporation controlling any Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required to be maintained by such Lender or any corporation controlling such Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) the amount of such capital is increased as a consequence of its Commitment, loans, credits, participation interests or obligations under this Agreement, then, upon demand of such Lender to the Borrower through the Administrative Agent, accompanied by a written notice showing in reasonable detail the basis for calculation of any such amounts, the Borrower shall pay to such Lender, from time to time promptly after receipt of such demand and notice as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

         4.4. Funding Losses. If (a) any payment of principal of any Eurodollar Loan is made by the Borrower to or for the account of a Lender or is otherwise received by a Lender pursuant to Section 4.9 other than on the last day of the Interest Period for such Eurodollar Loan, as a result of a payment or conversion pursuant to Section 2.4, 2.6, 2.7, 2.8, 2.9, 4.2 or 4.3, as a result of acceleration of the maturity of the Loans pursuant to Article IX or for any other reason, or if any prepayment of Eurodollar

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                                                                              62


Loans is not made on any date specified in a notice of prepayment given by the Borrower or if any payment of Eurodollar Loans is not made when due, (b) if any Borrowing of Eurodollar Loans is not made as a result of a withdrawn Notice of Borrowing or for any other reason (other than a default by any Lender or the Administrative Agent), (c) if any Eurodollar Loan or Base Rate Loan is not converted as a result of a withdrawn Notice of Conversion/Continuation or for any other reason (other than a default by any Lender or the Administrative Agent), or (d) if any Eurodollar Loan is not continued as a result of a withdrawn Notice of Conversion/Continuation or for any other reason (other than a default by any Lender or the Administrative Agent), the Borrower shall, after receipt of a written request by such Lender (which request shall set forth in reasonable detail the basis for requesting such amount), pay to the Administrative Agent for the account of such Lender any amounts required to compensate such Lender for any additional losses, costs or expenses that such Lender may reasonably incur as a result of such payment, failure to convert or failure to continue, including any loss, cost or expense (excluding loss of anticipated profits) actually incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Lender to fund or maintain such Eurodollar Loan.

         4.5. Inability to Determine Rates. If the Majority Lenders reasonably determine that for any reason adequate and reasonable means do not exist for determining the Eurodollar Rate for any requested Interest Period with respect to a proposed Eurodollar Loan, or that the Eurodollar Rate applicable pursuant to Section 2.10(a) for any requested Interest Period with respect to a proposed Eurodollar Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain Eurodollar Loans hereunder shall be suspended until the Administrative Agent upon the instruction of the Majority Lenders revokes such notice in writing, which Lenders constituting the Majority Lenders shall do promptly upon such circumstances ceasing to exist. Upon receipt of such notice, the Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued as Base Rate Loans instead of Eurodollar Loans.

         4.6. Notice from Lenders. Any Lender claiming reimbursement or compensation under this Article IV shall deliver to the Borrower (with a copy to the Administrative Agent) a notice setting forth in reasonable detail the amount payable to the Lender hereunder and the basis therefor and such notice shall be conclusive and binding on the Borrower in the absence of clearly demonstrable error.

         4.7. Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 4.1(b), 4.1(c),
4.2 or 4.3 with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another Lending Office for any Loans affected by such event or take other action, provided that such Lender and its Lending Office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of any such Section. Nothing in this Section 4.7 shall affect or postpone any of the Obligations of the Borrower or the right of any Lender provided in Section 4.1(b), 4.1(c), 4.2 or 4.3.


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                                                                              63


         4.8. Notice of Certain Costs. Notwithstanding anything in this Agreement to the contrary, to the extent any notice or demand required by
Section 4.1, 4.2, 4.3 or 4.4 is given by any Lender more than 180 days after such Lender has knowledge of the occurrence of the event giving rise to the additional cost, reduction in amounts, loss, tax or other additional amounts described in such Section, such Lender shall not be entitled to compensation under such Section 4.1, 4.2, 4.3 or 4.4, as the case may be, for any such amount incurred or accruing prior to the giving of such notice or demand to the Borrower.

         4.9. Replacement of Lenders. If (a) the Borrower receives notice from any Lender requesting increased costs or additional amounts under Section 4.1 or 4.3, (b) any Lender is affected in the manner described in Section 4.2 or (c) a Lender becomes a Defaulting Lender, then, in each case, the Borrower shall have the right, so long as no Event of Default shall have occurred and be continuing and unless, in the case of clause (a), such Lender has removed or cured the conditions which resulted in the obligation to pay such increased costs or additional amounts or agreed to waive and otherwise forego any right it may have to any payments provided for under Sections 4.1 or 4.3 in respect of such conditions, to replace in its entirety such Lender (the "Replaced Lender"), upon prior written notice to the Administrative Agent and such Replaced Lender, with one or more other Eligible Assignee(s) (collectively, the "Replacement Lender") acceptable to the Administrative Agent and, in the event the Replaced Lender is a Revolving Lender, the Fronting Lender (which acceptance, in each case, shall not be unreasonably withheld); provided, however, that, at the time of any replacement pursuant to this Section 4.9, the Replaced Lender and the Replacement Lender shall enter into (each Replaced Lender hereby unconditionally agreeing to enter into) one or more Assignment and Acceptance agreements (appropriately completed), pursuant to which (i) the Replacement Lender shall acquire all of the Commitments and outstanding Revolving Loans and Term Loans of, and participations in Swing Line Loans and Special Facility Obligations of, the Replaced Lender and, in connection therewith, shall pay (x) to the Replaced Lender in respect thereof an amount equal to the sum of (A) an amount equal to the principal of, and all accrued but unpaid interest on, all outstanding Loans of the Replaced Lender and (B) an amount equal to all accrued but theretofore unpaid fees owing to the Replaced Lender pursuant to Section 2.11 and (y) to the Fronting Lender, an amount equal to any portion of the Replaced Lender's funding of an unpaid drawing under a Letter of Credit or an unpaid maturing of an Acceptance as to which the Replaced Lender is then in default; and (ii) the Borrower shall pay to the Replaced Lender any other amounts payable to the Replaced Lender under this Agreement (including amounts payable under Sections 3.8, 4.1, 4.2, 4.3 and 4.4 which have accrued to the date of such replacement). Upon the execution of the Assignment and Acceptance agreement(s), the payment of the amounts referred to in the preceding sentence and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the applicable Notes executed by the Borrower, the Replacement Lender shall automatically become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement, which shall survive as to such Replaced Lender. It is understood and agreed that if any Replaced Lender shall fail to enter into an Assignment and Acceptance Agreement in accordance with the foregoing, it shall be deemed to have entered into such an Assignment and Acceptance Agreement.

         4.10. Survival. The agreements and obligations of the Borrower in this
Article IV shall survive the payment of all other Obligations.



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                                                                              64


                                    ARTICLE V

                              CONDITIONS PRECEDENT

         5.1. Conditions of Initial Credit Extensions. The obligation of each Lender to make its initial Loan and the obligation of the Fronting Lender to Issue the initial Letter of Credit or create the initial Acceptance hereunder is subject to the fulfillment of the following conditions precedent to the satisfaction of the Administrative Agent (all documents to be provided in sufficient quantity so that each Lender may receive a copy):

         (a) Credit Agreement. The Administrative Agent shall have received full counterparts of this Agreement, duly executed by each party hereto.

         (b) Resolutions; Incumbency. The Administrative Agent shall have received (i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Agreement, each other Loan Document to be delivered by the Borrower and the transactions contemplated hereby and thereby, certified as of the Closing Date by the Secretary or an Assistant Secretary of the Borrower, together with a certificate of the Secretary or Assistant Secretary of the Borrower dated the Closing Date, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Agreement, and all other Loan Documents to be delivered by it hereunder; and (ii) copies of the resolutions of the board of directors of each of the Guarantors authorizing the delivery, execution and performance by such Guarantor of the Guaranty, certified as of the Closing Date by the Secretary or an Assistant Secretary of such Guarantor, together with a certificate of the Secretary or Assistant Secretary of such Guarantor dated the Closing Date, certifying the names and true signatures of the officers of such Guarantor authorized to execute, deliver and perform the Guaranty.

         (c) Organization Documents; Good Standing. The Administrative Agent shall have received each of the following documents:

                  (i) the articles or certificate of incorporation and the bylaws of each of the Borrower, each direct Domestic Subsidiary and each Guarantor, in each case, as in effect on the Closing Date, certified by the Secretary or Assistant Secretary of such Person as of the Closing Date; and

                  (ii) good standing certificates for each of the Borrower and each Guarantor from the Secretary of State (or similar, applicable Governmental Authority) of its state of incorporation and each state where the Borrower or such Guarantor, as the case may be, is qualified to do business as a foreign corporation as of a recent date, together with a bring-down certificate by facsimile, dated the Closing Date.

         (d) Legal Opinions. The Administrative Agent shall have received (i)
(A) a favorable legal opinion of Simpson Thacher & Bartlett, special counsel to the Obligors, addressed to the Administrative Agent and the Lenders and dated the Closing Date, substantially in the form of Exhibit

G-1, and (B) a favorable legal opinion of Milbank, Tweed, Hadley & McCloy, special counsel to the Obligors, addressed to the Administrative Agent and the Lenders and dated the Closing Date, substantially in the form of Exhibit G-2 and
(ii) to the extent available, a reliance letter from Milbank, Tweed, Hadley & McCloy dated the Closing Date, permitting the Administrative Agent and the Lenders to rely upon its opinions contained in its opinion letter delivered in connection with the Recapitalization and Stock Purchase Agreement.

         (e) Payment of Fees. The Administrative Agent shall have received evidence of payment by the Borrower of all accrued and unpaid fees, costs and expenses to the extent then due and payable under this Agreement or the Fee Letter on the Closing Date, together with all reasonable and documented legal costs and expenses of the Agents to the extent invoiced prior to or on the Closing Date, including any such costs, fees and expenses arising under or referenced in Sections 2.11 and 11.4.

         (f) Guaranty. The Administrative Agent shall have received the Guaranty, duly executed by each Guarantor.

         (g) Pledge Agreement. The Administrative Agent shall have received the Pledge Agreement substantially in the form of Exhibit F, duly executed by the Borrower, together with all certificates and instruments representing the collateral pledged thereunder, together with undated stock transfer powers executed in blank with respect thereto.

         (h) Consummation of Recapitalization. The Borrower shall have consummated (or contemporaneously therewith will consummate) the Recapitalization and the other transactions contemplated by the Recapitalization and Stock Purchase Agreement in accordance with applicable law and pursuant to the Recapitalization and Stock Purchase Agreement, which Recapitalization and Stock Purchase Agreement shall not have been amended nor shall any provision thereof have been waived by any party thereto, in each case unless such amendment or waiver is not adverse in any material respect to the interests of the Lenders, and the Recapitalization and Stock Purchase Agreement shall have been approved by the Board of Directors of the Borrower (which approval shall not have been rescinded or withdrawn).

         (i) Solvency. The Administrative Agent shall have received (a) a written opinion of Valuation Research Corporation, addressed to the Administrative Agent and the Lenders and dated the Closing Date, as to the solvency of the Borrower and its Subsidiaries taken as a whole, after giving effect to the incurrence of the Indebtedness contemplated by this Agreement and the effecting of the Recapitalization and the other transactions contemplated by the Recapitalization and Stock Purchase Agreement and (b) a solvency certificate, executed and delivered by the chief financial officer of the Borrower and dated the Closing Date, substantially in the form of Exhibit H.

         (j) Other Indebtedness. All Indebtedness identified in Schedule 5.1(j) (including under the Existing Credit Agreement and the Etonic Credit Agreement), together with all interest, all prepayment premiums and all other amounts due and payable with respect thereto, shall have been paid in full, all letters of credit constituting such Indebtedness shall have been (or contemporaneously therewith shall

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                                                                              66


be) terminated, replaced or backstopped and all commitments in respect of such Indebtedness shall have been terminated. All Liens securing payment of any such Indebtedness shall have been (or contemporaneously therewith shall be) released and the Administrative Agent shall have received all Uniform Commercial Code Form UCC-3 termination statements and other instruments as may be suitable or appropriate in connection therewith. After giving effect to the Recapitalization and the other transactions contemplated hereby to occur on or prior to the Closing Date, the Borrower and its Subsidiaries shall have outstanding no Indebtedness other than (a) Indebtedness under this Agreement, (b) the Senior Subordinated Notes and (c) other Indebtedness existing on the Closing Date and permitted to be outstanding under Section 8.4 (other than clauses (h), (i), (j) and (l) thereof).

         (k) Equity. The Borrower shall have received at least $220,000,000 in cash proceeds from the issuance of Common Stock.

         (l) Issuance of Preferred Stock. The Borrower shall have issued 1,000,000 shares of the Preferred Stock and shall have received at least $100,000,000 in gross cash proceeds therefrom.

         (m) Subordinated Debt. The Borrower shall have issued at least $200,000,000 of the Senior Subordinated Notes pursuant to the Senior Subordinated Indenture and shall have received at least $200,000,000 in gross cash proceeds therefrom.

         (n) Availability of Revolving Commitments. After giving effect to the Recapitalization and the other transactions contemplated hereby to occur on or prior to the Closing Date, no less than $100,000,000 of the combined Revolving Commitments shall be available to the Borrower for Revolving Loans.

         (o) Insurance Certificate. The Administrative Agent shall have received a certificate of the Borrower setting forth all of the Borrower's and its Restricted Subsidiaries' material insurance policies, which policies shall be certified to satisfy the requirements of Section 7.6.

         (p) Approvals. All necessary material governmental, shareholders' and third-party approvals in connection with the Recapitalization and the other transactions contemplated by the Recapitalization and Stock Purchase Agreement, the execution, delivery and performance of this Agreement and the other Loan Documents, the execution, delivery and performance of the Senior Subordinated Indenture and the Senior Subordinated Notes and the execution, delivery and performance of all equity financing documents relating to the Recapitalization and the other transactions contemplated by the Recapitalization and Stock Purchase Agreement shall have been duly obtained and all applicable waiting periods shall have expired without, in all such cases, any action being taken by any competent authority that restrains, prevents or imposes materially adverse conditions or material increased costs upon the consummation of the Recapitalization and the other transactions contemplated by the Recapitalization and Stock Purchase Agreement.

         (q) Certificate. Each of the following statements shall be true and correct on and as of the Closing Date (and the Administrative Agent shall have received a certificate signed by a Responsible Officer, dated as of the Closing Date, to such effect):


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                                                                              67


                  (i) after giving effect to the Recapitalization, the representations and warranties contained in Article VI and in each of the other Loan Documents are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

                  (ii) no Default or Event of Default exists or would result from the initial Credit Extension, the consummation of the Recapitalization and the other transactions contemplated by the Recapitalization and Stock Purchase Agreement or from the grant or perfection of the Lien of the Administrative Agent and the Lenders on the collateral security provided under the Loan Documents;

                  (iii) no Material Adverse Change has occurred since September 30, 1995 and no material adverse change has occurred since September 30, 1995 with respect to the business, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole;

                  (iv) neither the Borrower nor any of its Subsidiaries is subject to any material litigation or governmental proceeding with respect to the Recapitalization and other transactions contemplated by the Recapitalization and Stock Purchase Agreement and no injunction or restraining order exists with respect to the Recapitalization and such transactions; and

                  (v) the conditions set forth in clauses (h), (j), (k), (l) and
(m) have been satisfied.

Attached to such certificate shall be true and complete (as certified in such certificate) copies of the Recapitalization and Stock Purchase Agreement, the Senior Subordinated Indenture and the certificate of designation for the Preferred Stock, which certificate shall specify that none of the foregoing documents have been amended or otherwise modified except as set forth in such certificate.

         5.2. Conditions to All Credit Extensions. The obligation of each Lender to make any Loan to be made by it (including its initial Loan), including the obligation of the Swing Line Lender to make any Swing Line Loan, and the obligation of the Fronting Lender to Issue any Letter of Credit (including the initial Letter of Credit) or create any Acceptance (including the initial Acceptance), is subject to the satisfaction of the following conditions precedent on the relevant Credit Extension Date:

         (a) Notice of Credit Extension. The Administrative Agent shall have received (with, in the case of the initial Loan only, a copy for each Lender) a Notice of Borrowing or, in the case of any Issuance of any Letter of Credit, the Fronting Lender and the Administrative Agent shall have received a Notice of L/C Issuance/Amendment, as required under Section 3.2;

         (b) Continuation of Representations and Warranties. The representations and warranties in Article VI hereof and in the Loan Documents shall be true and correct in all material respects on and as of such Credit Extension Date with the same effect as if made on and as of such Credit Extension Date (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date); and


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                                                                              68


         (c) No Existing Default. No Default or Event of Default shall exist or shall result from such Credit Extension.

         Each Notice of Borrowing and Notice of L/C Issuance/Amendment (or Computerized Request) submitted by the Borrower hereunder shall constitute a representation and warranty by the Borrower hereunder, as of the date of each such notice and as of each Credit Extension Date, that the conditions in this
Section 5.2 are satisfied.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         The Borrower represents and warrants to the Administrative Agent and each Lender that:

         6.1. Corporate Existence and Power. The Borrower and each of its Material Subsidiaries:

         (a) is a corporation or other business entity duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation;

         (b) has the power and authority to own its assets, carry on its business and to execute, deliver and perform its obligations under this Agreement and the other Loan Documents to which it is a party; and

         (c) is duly qualified as a foreign corporation or other business entity and is licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification or license, except, in the case of clauses (a) and (b) above, with respect to Material Subsidiaries, and, in the case of clause (c) above, with respect to the Borrower and its Material Subsidiaries, to the extent that the failure of which could not reasonably be expected to have a Material Adverse Effect.

         6.2. Corporate Authorization; No Contravention; Binding Effect. The execution, delivery and performance by the Borrower of this Agreement and each other Loan Document to which the Borrower is a party, the execution, delivery and performance by each other Obligor of each Loan Document to which it is a party, the granting of the Liens contemplated by the Pledge Agreement and as of the Closing Date the consummation of the Recapitalization, have in each case been duly authorized by all necessary corporate or other action, and do not and will not:

         (a) contravene the terms of any of the Borrower's or such other Obligor's Organization Documents;

         (b) conflict with or result in any default, breach or contravention of, or the creation of any Lien under, any document evidencing any material Contractual Obligation to which the Borrower, any

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                                                                              69


of its Material Subsidiaries or any Obligor is a party or any material order, injunction, writ or decree of any Governmental Authority to which the Borrower, any of its Material Subsidiaries, any Obligor or any of their respective material properties is subject; or

         (c) violate any material Requirement of Law applicable to the Borrower, any of its Material Subsidiaries or any Obligor or any of their respective material properties.

This Agreement has been duly executed and delivered by the Borrower and this Agreement and each other Loan Document to which the Borrower or any other Obligor is a party constitutes the legal, valid and binding obligations of the Borrower or such Obligor, as the case may be, enforceable against the Borrower or such Obligor, as the case may be, in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by general equitable principles relating to enforceability.

         6.3. Governmental Authorization. No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower or any other Obligor of this Agreement, any other Loan Document to which the Borrower or any such Obligor is a party, the granting of the Liens contemplated by the Pledge Agreement or as of the Closing Date, the consummation of the Recapitalization, except (a) for any thereof which have been obtained and are in full force and effect, (b) as such performance or enforcement may be subject to the exceptions set forth in Schedule 6.3 and (c) as of the Closing Date with respect to the consummation of the Recapitalization, any of the foregoing the failure to obtain or make could not reasonably be expected to have a Material Adverse Effect.

         6.4. Litigation. Except as set forth on Schedule 6.4, there are no actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened, with respect to the Borrower or any of its Restricted Subsidiaries
(i) that have, or could reasonably be expected to have, a Material Adverse Effect or (ii) that have, or could reasonably be expected to have, a material adverse effect on the rights and remedies of the Lenders taken as a whole or on the ability of the Borrower and the other Obligors to perform their material obligations under the Loan Documents taken as a whole.

         6.5. ERISA Compliance. Except as specifically disclosed in Schedule
6.5:

         (a) Each Plan is in compliance in all material respects with the terms thereof and the applicable provisions of ERISA, the Code and other federal or state law except to the extent that failure to comply would not result, individually or in the aggregate, in an amount of liability that could reasonably be expected to have a Material Adverse Effect. The Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to
Section 412 of the Code, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse Effect, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.


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                                                                              70


         (b) There are no pending or, to the best knowledge of Borrower, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Pension Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (c) (i) No ERISA Event has occurred or is reasonably expected to occur;
(ii) no Pension Plan has any Unfunded Pension Liability in an amount which could reasonably be expected to have a Material Adverse Effect if such Pension Plan were then terminated; and (iii) neither the Borrower nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA that could reasonably be expected to have a Material Adverse Effect.

         6.6. Regulatory Matters. Neither the making of any Credit Extension hereunder, nor the use of any proceeds thereof, will violate the provisions of Regulation G, T, U or X of the FRB. The Borrower is not an "Investment Company" within the meaning of the Investment Company Act of 1940.

         6.7. Title to Properties. The Borrower and each of its Restricted Subsidiaries has good title to, or leasehold interests in, all property necessary for the conduct of their respective businesses free and clear of all Liens (other than any Liens permitted by this Agreement), except where the failure to have such good title or leasehold interests could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         6.8. Taxes. The Borrower, its Restricted Subsidiaries and all other corporations with whom the Borrower or any Restricted Subsidiary join in the filing of a consolidated return have filed all Federal income tax returns and other material tax returns and reports, domestic and foreign, required to be filed, and have paid all material taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets otherwise due and payable, except those not yet delinquent or which are being contested in good faith. The Borrower, each of its Restricted Subsidiaries and each such other corporation with whom the Borrower or any Restricted Subsidiary joins in the filing of a consolidated return have paid, or have provided adequate reserves (in the good faith judgment of the management of the Borrower) in accordance with GAAP for the payment of all such material taxes, assessments, fees and charges relating to all prior taxable years and the current taxable year of the Borrower, each of its Restricted Subsidiaries and each such other corporation with whom the Borrower or any Restricted Subsidiary joins in the filing of a consolidated return. To the best knowledge of the Borrower, there is no proposed tax assessment against the Borrower, any Restricted Subsidiary or any such other corporation with whom the Borrower or any Restricted Subsidiary joins in the filing of a consolidated return that could reasonably be expected to have a Material Adverse Effect.

         6.9. Financial Condition. (a) The audited consolidated balance sheet of S&E and its Subsidiaries as of September 30, 1995, and the related consolidated statements of earnings and cash flows for the Fiscal Year ended on such date:
(i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of S&E and its Subsidiaries as of the date thereof and results of operations for the period covered thereby.

         (b) The audited consolidated balance sheet of the Borrower and its Subsidiaries as of September 30, 1995, and the related consolidated statements of earnings and cash flows for the Fiscal Year ended on such date: (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (ii) fairly present in all material respects the financial condition of the Borrower and its Subsidiaries as of the date thereof and results of operations for the period covered thereby.

         (c) Since September 30, 1995, except as may have been disclosed in writing to the Lenders prior to the Closing Date, there has been no Material Adverse Change.

         6.10. Trademarks, Copyrights, Patents and Licenses, etc. Each of the Borrower and its Restricted Subsidiaries owns or are licensed or otherwise have the right to use all of the Trademarks, copyrights, patents, licenses and other rights that are reasonably necessary for the operation of each of their respective businesses, without conflict with the rights of any other Person and free of burdensome restrictions, except where the failure to have any such rights could not reasonably be expected to have a Material Adverse Effect.

         6.11. Subsidiaries. As of the Closing Date, the Borrower has no Subsidiaries other than those specifically disclosed in Schedule 6.11 hereto.

         6.12. Full Disclosure. (a) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent and/or any Lender on or before the Closing Date (including (i) the Confidential Information Memorandum and (ii) all information contained in the Loan Documents) for purposes of or in connection with this Agreement or any transactions contemplated herein is true and complete in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this Section 6.12(a), such factual information shall not include projections and pro forma financial information.

         (b) The projections and pro forma financial information contained in the factual information referred to in clause (a) above (including the pro forma consolidated balance sheet of the Borrower as at June 30, 1996, and the pro forma consolidated statements of earnings for the year ending September 30, 1995 and the nine-month period ending June 30, 1996) were or are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ significantly from the projected results.

         6.13. Compliance with Environmental Laws. The Borrower and each of its Restricted Subsidiaries is in compliance with all applicable Environmental Laws in respect of the conduct of its business and the ownership of its property, except such noncompliance as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the effect of the preceding sentence:


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                                                                              72


         (a) neither the Borrower nor any of its Subsidiaries has received a complaint, order, citation, notice or other written communication with respect to the existence or alleged existence of a violation of, or liability arising under, any Environmental Law, the outcome of which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect; and

         (b) to the best of the Borrower's knowledge, after due inquiry, there are no environmental, health or safety conditions existing or reasonably expected to exist at any real property owned, operated, leased or used by the Borrower or any of its existing or former Subsidiaries or any of their respective predecessors, including off-site treatment or disposal facilities used by the Borrower or its existing or former Subsidiaries for wastes treatment or disposal, which could reasonably be expected to require any construction or other capital costs or clean-up obligations to be incurred prior to the Tranche D Term Maturity Date in order to assure compliance with any Environmental Law, including provisions regarding clean-up, to the extent that any of such conditions, construction or other capital costs or clean-up obligations, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Lenders waive compliance in writing:

         7.1. Financial Statements. The Borrower shall deliver to the Administrative Agent, with sufficient copies for each Lender:

         (a) promptly after available, but not later than 120 days after the end of each Fiscal Year, a copy of the audited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as at the end of such year and the related consolidated statements of earnings, cash flows and, to the extent prepared, shareholders' equity for such year, setting forth in each case in comparative form the figures for the previous fiscal year, and accompanied by the opinion of a nationally recognized independent public accounting firm ("Independent Auditor") which report shall state that such consolidated financial statements present fairly in all material respects the financial position of the Borrower and its Restricted Subsidiaries for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except as noted therein) (such opinion shall not be qualified or limited because of a restricted or limited examination by the Independent Auditor of any material portion of the Borrower's or any Restricted Subsidiary's records); and

         (b) promptly after available, but not later than 60 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a copy of the unaudited consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the end of such quarter and the related consolidated statements of earnings, cash flows and, to the extent prepared, shareholders' equity for the period commencing on the first day and ending on the last day of such quarter, and certified by a Responsible

Officer as fairly presenting in all material respects, in accordance with GAAP (subject to year-end audit adjustments), the financial position and the results of operations of the Borrower and its Restricted Subsidiaries as of the date thereof.

         7.2. Certificates; Other Information. The Borrower shall furnish to the Administrative Agent, with sufficient copies for each Lender:

         (a) promptly when available but not later than 120 days after the end of each Fiscal Year, a certificate of the Independent Auditor, in conformity with professional auditing standards applicable to such matters, stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default under Section 8.6, except as specified in such certificate;

         (b) concurrently with the delivery of the financial statements referred to in clauses (a) and (b) of Section 7.1, financial statements prepared on a Pro Forma Basis for each Acquisition consummated during the Test Period relating to such financial statements referred to in clauses (a) and (b) of Section 7.1, together with a Compliance Certificate executed by a Responsible Officer;

         (c) within 60 days after the commencement of each Fiscal Year of the Borrower, operating and related budgets of the Borrower and its Restricted Subsidiaries in reasonable detail for such Fiscal Year by Fiscal Quarter as customarily prepared by management of the Borrower for its internal use, setting forth the principal assumptions upon which such budgets are based;

         (d) promptly after transmission thereof, copies of any reports filed on Forms 10-K, 10-Q, and 8-K, effective registration statements filed on Forms S-1, S-2, S-3 and S-4, and any proxy statements, as well as any substitute or similar documents to substantially the same effect as the foregoing, including, to the extent requested by the Administrative Agent, the schedules and exhibits thereto, in each case as transmitted to the SEC by the Borrower or any of its Restricted Subsidiaries (other than immaterial amendments to any such registration statement); and

         (e) promptly, such additional information regarding the business or financial condition of the Borrower or any Restricted Subsidiary as the Administrative Agent, on its own behalf or on behalf of the Majority Lenders, may from time to time reasonably request in writing.

         7.3. Notices. The Borrower shall notify the Administrative Agent and each Lender of:

         (a) promptly after a Responsible Officer of the Borrower or any of its Restricted Subsidiaries obtains actual knowledge thereof, (i) the occurrence of any event that constitutes a Default or Event of Default (including any Event of Default, as defined in the Senior Subordinated Indenture), (ii) any litigation or governmental proceeding pending against the Borrower or any of its Restricted Subsidiaries that could reasonably be expected to have a Material Adverse Effect and (iii) any acceleration, redemption or purchase demands or notices provided by the trustee for the Senior Subordinated Notes; and

         (b) promptly after a Responsible Officer of the Borrower or any of its Restricted Subsidiaries obtains actual knowledge thereof, the occurrence of any ERISA Event (but in no event more than 10 days after a Responsible Officer of the Borrower obtains knowledge of such ERISA Event), and deliver to the Administrative Agent and each Lender a copy of any notice with respect to such event that is filed with a Governmental Authority and any notice delivered by a Governmental Authority to the Borrower or any ERISA Affiliate with respect to such event.

         Each notice from the Borrower under this Section shall specify the nature of the occurrence referred to therein, the period of existence thereof and what action the Borrower proposes to take with respect thereto.

         7.4. Preservation of Corporate Existence, etc. The Borrower shall, and shall cause each Restricted Subsidiary to:

         (a) preserve and maintain in full force and effect its corporate existence under the laws of its state or jurisdiction of incorporation (provided that the Borrower and its Restricted Subsidiaries may consummate any transaction permitted under Section 8.2), except, in the case of any such Restricted Subsidiary, to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect; and

         (b) preserve and maintain in full force and effect its good standing under the laws of its state or jurisdiction of incorporation and all material governmental rights, privileges, qualifications, permits, licenses and franchises necessary in the normal conduct of its business except in each case to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.5. Maintenance of Property. The Borrower will, and will cause each of its Restricted Subsidiaries to, ensure that its properties and equipment used or useful in its business, in whomsoever's possession they may be to the extent that it is within the Borrower's or such Restricted Subsidiary's control to cause same, are kept in good repair, working order and condition, normal wear and tear excepted, and that from time to time there are made in such properties and equipment all needful and proper repairs, renewals, replacements, extensions, additions, betterments and improvements thereto, to the extent and in the manner customary for companies in similar businesses and consistent with third-party leases, except in each case to the extent the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         7.6. Insurance. The Borrower shall maintain, and shall cause each of its Material Subsidiaries to maintain, insurance in full force and effect, in such amounts and against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily maintained in accordance with normal industry practices.

         7.7. Payment of Taxes. The Borrower shall, and shall cause each Subsidiary to, pay and discharge all material taxes, assessments and governmental charges or levies upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which material penalties attach thereto, and all lawful material claims that, if unpaid, could reasonably be expected to become a material Lien upon any properties of the Borrower or any of its Material Subsidiaries; provided, however, that neither the Borrower nor any of its Subsidiaries shall be required hereunder to pay any such tax, assessment, charge, levy or claim that is being contested in good faith if it has maintained adequate reserves (in the good faith judgment of the management of the Borrower or such Subsidiary) with respect thereto in accordance with GAAP.

         7.8. Compliance with Statutes, etc. The Borrower shall comply, and shall cause each Subsidiary to comply, in all material respects, with all applicable statutes, regulations and other Requirements of Law (including Environmental Laws) having jurisdiction over it or its business, except such as may be contested in good faith or as to which a bona fide dispute may exist or except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         7.9. Inspection of Property and Books and Records. The Borrower shall permit, and shall cause each Material Subsidiary to permit, officers and designated representatives of the Administrative Agent or the Majority Lenders to visit and inspect any of their respective properties, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss their respective affairs, finances and accounts with their respective directors, officers, and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably desired, upon reasonable advance notice to the Borrower.

         7.10. Use of Proceeds. The Borrower shall use the proceeds of the Loans for the purposes described in the third recital to this Agreement.

         7.11. Future Subsidiaries. Without limiting the effect of any provision contained herein (including Section 8.3), upon any Person becoming, after the date hereof, a Subsidiary of the Borrower (other than any Unrestricted Subsidiary or a Restricted Subsidiary that is not a Material Subsidiary), including any Person that was a Restricted Subsidiary, but not a Material Subsidiary, but which becomes a Material Subsidiary through internal growth or otherwise, or upon the Borrower acquiring additional capital stock of any existing Subsidiary the capital stock of which is then pledged under the Pledge
Agreement:

         (a) in the event such Person is a Domestic Subsidiary, the Borrower shall cause such Person, if not theretofore a party to the Guaranty, to execute a supplement to the Guaranty for the purpose of becoming a guarantor thereunder; and

         (b) in the event such Person is a direct Subsidiary of the Borrower, the Borrower shall, pursuant to the Pledge Agreement, pledge to the Administrative Agent for the benefit of the Lenders (free and clear of any other pledges relating to such Person or any of its Subsidiaries) all of the outstanding shares of such capital stock of such Subsidiary owned directly by it (provided, that, in the event such Subsidiary is a Foreign Subsidiary, the Borrower shall not be required to pledge more than 65% of the outstanding shares of the capital stock of such Subsidiary), along with undated stock powers for such certificates, executed in blank (or, if any such shares of capital stock are uncertificated, confirmation and evidence satisfactory to the Administrative Agent that the security

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                                                                              76


interest in such uncertificated securities has been perfected by the Administrative Agent in accordance with Section 8-313 and Section 8-321 of the Uniform Commercial Code as in effect in the State of New York or any similar law which may be applicable).

         7.12. Transactions with Affiliates. The Borrower shall, and shall cause each of its Restricted Subsidiaries to, conduct all transactions with any of its Affiliates (other than the Borrower and its Restricted Subsidiaries) upon terms that are substantially as favorable to the Borrower or such Restricted Subsidiary as it would obtain in a comparable arm's-length transaction with a Person not an Affiliate of the Borrower or such Restricted Subsidiary; provided that the foregoing restrictions shall not apply to (a) the payment of customary annual fees to KKR and its Affiliates for management, consulting and financial services rendered to the Borrower and its Restricted Subsidiaries, and customary investment banking fees paid to KKR and its Affiliates for services rendered to the Borrower or its Restricted Subsidiaries in connection with divestitures, acquisitions, financings and other transactions, (b) customary fees paid to members of the Board of Directors of the Borrower and its Restricted Subsidiaries, (c) transactions expressly permitted with an Affiliate hereunder and sales and other dispositions of assets in the ordinary course of business and (d) the performance of any of the agreements listed on Schedule 7.12.

         7.13. Change in Business. The Borrower shall, and shall cause its Material Subsidiaries to, taken as a whole, engage primarily in (a) the lines of business carried on by the Borrower and its Restricted Subsidiaries on the Closing Date and any other business the majority of whose revenues are derived from sales of consumer products and/or (b) businesses or activities reasonably similar thereto or a reasonable extension, development or expansion thereof or ancillary thereto.

         7.14. End of the Fiscal Year. The Borrower will, for financial reporting purposes, cause each of its, and each of its Domestic Subsidiaries', fiscal years to end on September 30 of each year (the "Fiscal Year End") (each such period a "Fiscal Year" and references to a Fiscal Year with a number corresponding to any calendar year (e.g., the "1997 Fiscal Year") shall hereinafter refer to the Fiscal Year ending in the Fiscal Year End occurring during such calendar year); provided, however, that the Borrower may, upon prior written notice to the Administrative Agent, change the definition of Fiscal Year End set forth above to any other date reasonably acceptable to the Administrative Agent, in which case the Borrower and the Administrative Agent will, and are hereby authorized by the Lenders to, make any adjustments to this Agreement that are necessary in order to reflect such change in financial reporting.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         So long as any Lender shall have any Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Majority Lenders waive compliance in writing:


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                                                                              77


         8.1. Limitation on Liens. The Borrower shall not, and shall not suffer or permit any of its Restricted Subsidiaries to, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its property, whether now owned or hereafter acquired, other than the following ("Permitted Liens"):

         (a) any Lien created under any Loan Document;

         (b) Liens for taxes, fees, assessments or other governmental charges which are not delinquent or remain payable without penalty, or to the extent that non-payment thereof is permitted by Section 7.7;

         (c) Liens in respect of property or assets imposed by law, such as carriers', warehousemen's, mechanics', landlords', materialmen's, repairmen's or other similar Liens arising in the ordinary course of business, in each case so long as such Liens do not individually or in the aggregate have a Material Adverse Effect;

         (d) Liens (other than any Lien imposed by ERISA) incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return-of-money bonds and other similar obligations incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money);

         (e) Liens incurred in the ordinary course of business by a Restricted Subsidiary on securities to secure repurchase and reverse repurchase obligations in respect of such securities;

         (f) Liens consisting of judgment or judicial attachment liens in circumstances not constituting an Event of Default under clause (i) of Section 9.1;

         (g) easements, rights-of-way, restrictions, minor defects or irregularities of title and other similar encumbrances not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries taken as a whole;

         (h) Liens securing obligations in respect of Capital Leases on assets subject to such leases, provided that such Capital Leases are otherwise permitted hereunder;

         (i) Liens arising solely by virtue of any statutory or common law provision relating to banks' liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution, provided that such deposit account is not a cash collateral account;

         (j) Liens existing on the date hereof securing obligations not in excess of $4,200,000 in the aggregate;

         (k) any interest or title of a lessor or secured by a lessor's interest under any lease permitted by this Agreement, or any leases or subleases granted to others not interfering in any material respect with the business of the Borrower or its Restricted Subsidiary to which the property subject to such lease or sublease relates;

         (l) Liens (i) placed upon property, plant or equipment used in the ordinary course of business of the Borrower or any of its Restricted Subsidiaries in connection with the acquisition thereof by the Borrower or any such Restricted Subsidiary to secure Indebtedness incurred to pay all or a portion of the purchase price thereof (provided that (A) the Lien encumbering the property, plant or equipment so acquired does not encumber any other asset of the Borrower or any such Restricted Subsidiary and (B) the Indebtedness secured thereby is permitted by clause (f) of Section 8.4 and such acquisition was otherwise permitted by this Agreement), and (ii) existing on specific assets at the time acquired by the Borrower or any Restricted Subsidiary (provided that (A) any such Liens were not created at the time of or in contemplation of the acquisition of such assets by the Borrower or such Restricted Subsidiary, (B) such Lien does not encumber any other asset of the Borrower or any Restricted Subsidiary and (C) the Indebtedness secured thereby is permitted by clause (i) of Section 8.4 and such acquisition was otherwise permitted by this Agreement);

         (m) any Lien placed upon the capital stock or other equity interests of a Restricted Subsidiary acquired pursuant to a Permitted Acquisition under clause (h) of Section 8.3 to secure Indebtedness incurred pursuant to clause (j) of Section 8.4 to finance the acquisition of such Restricted Subsidiary by the Borrower or any of its other Restricted Subsidiaries, provided such Restricted Subsidiary has executed a supplement to the Guaranty in accordance with the provisions of clause (h) of Section 8.3;

         (n) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

         (o) Liens on goods the purchase price of which is financed by a documentary letter of credit issued for the account of the Borrower or any of its Restricted Subsidiaries, provided that such Lien secures only the obligations of the Borrower or such Restricted Subsidiaries in respect of such letter of credit to the extent permitted under Section 8.4;

         (p) leases or subleases granted to others not interfering in any material respect with the business of the Borrower and its Restricted Subsidiaries taken as a whole;

         (q) additional Liens (other than Liens on any collateral securing the Obligations) securing obligations of the Borrower and its Restricted Subsidiaries so long as the aggregate amount of the obligations so secured does not exceed $25,000,000 at any time outstanding;

         (r) any Lien arising pursuant to Section 107(1) of CERCLA, 42 U.S.C. ss. 9607(1), or other Environmental Law, unless such Lien (i) by action of the lienholder, or by operation of law, takes priority over any subsequent Lien on the property upon which it is a Lien and (ii) relates to a liability of the Borrower and the Restricted Subsidiaries that is reasonably likely to exceed, individually or in the aggregate, $20,000,000; and

         (s) the replacement, extension or renewal of any Lien permitted by clauses (a) through (m) above upon or in the same assets theretofore subject to such Lien or the replacement, extension or renewal (without increase in the amount or change in any direct or contingent obligor except to the extent otherwise permitted under this Agreement) of the Indebtedness secured thereby.

         8.2. Consolidations and Mergers; Sales of Assets. The Borrower shall not, and shall not suffer or permit any of its Restricted Subsidiaries to, merge, consolidate or otherwise combine or liquidate with or into, or enter into or consummate any Disposition (other than any Disposition resulting from a casualty or condemnation), whether in one transaction or in a series of transactions to or in favor of, any Person, except:

         (a) (i) any Restricted Subsidiary may merge or otherwise consolidate with the Borrower (provided that the Borrower shall be the continuing or surviving corporation) and (ii) any Restricted Subsidiary may merge or otherwise consolidate with any other Restricted Subsidiary;

         (b) any Restricted Subsidiary may sell or otherwise transfer its assets (upon voluntary liquidation or otherwise) to the Borrower and the Borrower or any Restricted Subsidiary may sell or otherwise transfer its assets (upon voluntary liquidation or otherwise) to any other Restricted Subsidiary;

         (c) any Foreign Subsidiary may sell its accounts receivable for cash pursuant to discounting arrangements entered into in the ordinary course of its business, provided that (i) such sale is without recourse to the Borrower and its other Restricted Subsidiaries and (ii) the aggregate amount of all such financings outstanding at any one time, when added to the aggregate amount of Indebtedness outstanding at such time under clause (g) of Section 8.4, does not exceed $75,000,000; and

         (d) the Borrower or any Restricted Subsidiary may consummate one or more Dispositions (in addition to any thereof described in any other provision of this Section 8.2), provided that (i) the Borrower complies with the requirements of Section 2.8(a), (ii) such Disposition is made for fair value (as determined in good faith by the Borrower) and (iii) the aggregate consideration received for all assets disposed of in Dispositions from and after the Closing Date pursuant to this clause (d) shall not exceed $250,000,000.

         8.3. Loans, Acquisitions and Investments. The Borrower shall not make, purchase, repurchase, redeem or acquire, or suffer or permit any Restricted Subsidiary to make, purchase, repurchase, redeem or acquire, any capital stock, equity interest or any obligations or other securities of, or any interest in, any Person, or make any acquisitions of any assets (including Acquisitions), or make any advance, loan, extension of credit or capital contribution to or any other investment in any Person, including any Affiliate of the Borrower (collectively, "Investments"), except for:

         (a) Investments in the form of Cash Equivalents;

         (b) Investments in the Borrower or in any of its Restricted
Subsidiaries;

         (c) Investments incurred in order to consummate the Recapitalization in accordance with the terms of the Recapitalization and Stock Purchase Agreement and the contribution of Etonic Worldwide Corporation to S&E by the Borrower;

         (d) loans and advances to officers, directors and employees of the Borrower or any of the Restricted Subsidiaries (i) to finance the purchase of capital stock of the Borrower and (ii) for additional purposes not contemplated by clause (i) above, in an aggregate principal amount at any time outstanding with respect to this clause (ii) not exceeding $5,000,000;

         (e) Investments existing on the date hereof and listed on Schedule 8.3 and any extensions, renewals or reinvestments thereof, so long as the aggregate amount of all Investments pursuant to this clause (e) is not increased at any time above the amount of such Investments existing on the date hereof;

         (f) Investments constituting non-cash proceeds of the sale or other disposition of assets, so long as such Investments arise from Dispositions permitted under Section 8.2(d);

         (g) Investments in Swap Contracts;

         (h) Investments by the Borrower or any Restricted Subsidiary (other than any Investment in an Unrestricted Subsidiary) constituting an Acquisition (any such Acquisition permitted pursuant to this clause (h), a "Permitted Acquisition"), so long as (i) such Acquisition and all transactions related thereto are consummated in accordance with applicable law, (ii) in the case of an Acquisition of capital stock or other equity interest by the Borrower or a Restricted Subsidiary, such Acquisition results in the issuer of such capital stock or other equity interest becoming a Restricted Subsidiary and such Restricted Subsidiary (other than a Foreign Subsidiary) executes an appropriate supplement to the Guaranty for the purposes of becoming a Guarantor thereunder,
(iii) no capital stock or other equity interest or assets acquired in connection with such Acquisition shall be subject to any Lien (other than Liens permitted by Section 8.1), (iv) neither the Borrower nor any other Restricted Subsidiary shall assume or incur, directly or indirectly, any Indebtedness in connection with such Acquisition (other than Indebtedness otherwise permitted by Section 8.4), provided that if any of such Indebtedness shall be secured, the guaranty referred to in subclause (ii) of clause (h) of this Section 8.3 shall be equally and ratably secured, (v) after giving effect to such Acquisition, no Event of Default or payment Default shall have occurred and be continuing and (vi) the Borrower shall have delivered to the Administrative Agent prior to the consummation of such Acquisition (A) financial statements prepared on a Pro Forma Basis for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Sections 7.1 and 7.2 and (B) a certificate of the Borrower executed by its chief financial officer demonstrating that the financial results reflected in such financial statements would comply with the requirements of
Section 8.6 for the Fiscal Quarter in which such Investment is to be made (or, for Investments made in Fiscal Quarters ended prior to September 30, 1997, the requirements of Section 8.6 as if such Investment were made during the Fiscal Quarter ended September 30, 1997);

         (i) so long as no Event of Default or payment Default exists and is continuing at the time of the making of such Investment (or would occur immediately after giving effect thereto), additional Investments by the Borrower or its Restricted Subsidiaries (including in Unrestricted Subsidiaries) in an aggregate amount not to exceed at any time the sum of (i) $50,000,000 plus (ii) the aggregate amount of net cash proceeds in respect of equity contributions made to the Borrower after the Closing Date and prior to such time or issuances of equity of the Borrower after the Closing Date and prior to such time (other than, in any event, any proceeds of the Preferred Stock and equity contributions made in accordance with clause (d)(i) of this Section 8.3 or used in accordance with clause (b) or (c) of Section 8.5), plus (iii) the sum of (A) an amount equal to Cumulative Borrower's Excess Cash Flow, if any (to the extent not used in accordance with clause (c) of Section 8.5), plus (B) the aggregate amount of prepayments refused by Tranche B Term Lenders, Tranche C Term Lenders or Tranche D Term Lenders and retained by the Borrower in accordance with clause (ii)(D) of
Section 2.8(d) prior to such time and not used in accordance with clause (c) of
Section 8.5 (it being agreed that each Investment made pursuant to this clause
(i) shall not be outstanding to the extent of any return or prepayment of such Investment);

         (j) Investments permitted by Section 8.5;

         (k) Investments in or constituting Capital Expenditures permitted by
Section 8.7; and

         (l) Investments acquired by the Borrower or any of its Restricted Subsidiaries in the ordinary course of business in connection with the collection or settlement of accounts receivable.

         8.4. Limitation on Indebtedness. The Borrower shall not, and shall not suffer or permit any of its Restricted Subsidiaries to, create, incur, assume, suffer to exist, or otherwise become or remain directly or indirectly liable with respect to, any Indebtedness, except (subject in any event to the provisions of Section 8.6):

         (a) Indebtedness incurred pursuant to this Agreement;

         (b) Indebtedness evidenced by the Senior Subordinated Notes in an aggregate principal amount not to exceed $200,000,000;

         (c) Indebtedness between the Borrower and its Restricted Subsidiaries and Indebtedness between Restricted Subsidiaries;

         (d) Contingent Obligations in respect of obligations that are permitted to be incurred under this Agreement (other than obligations that are permitted to be incurred under clause (c) of Section 8.2); provided, however, that (i) in the event any primary obligation to which any such Contingent Obligation relates is subordinated to Indebtedness under a Loan Document, such Contingent Obligation is subordinated to the same extent and (ii) Contingent Obligations (without duplication) of the Borrower and its Domestic Subsidiaries in respect of obligations incurred by Foreign Subsidiaries shall not exceed $75,000,000 at any one time outstanding;

         (e) Indebtedness outstanding on the date hereof of the Borrower and its Domestic Subsidiaries and listed on Schedule 8.4 and any refinancing, refunding, renewal or extension thereof; provided that (i) the principal amount thereof is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except to the extent otherwise permitted under this Section 8.4) and (ii) the direct and contingent obligors with respect to such Indebtedness are not changed (except to the extent otherwise permitted under this Section 8.4);

         (f) Indebtedness of Domestic Subsidiaries described in clause (l)(i) of
Section 8.1 or constituting Capitalized Lease Liabilities; provided that the aggregate amount of such Indebtedness (including the aggregate amount of Capitalized Lease Liabilities under all Capitalized Leases) shall not exceed $20,000,000 at any one time outstanding;

         (g) Indebtedness of Foreign Subsidiaries in an aggregate amount at any one time outstanding, which, when added to the aggregate amount of financings outstanding at such time under clause (c) of Section 8.2, does not exceed $75,000,000;

         (h) unsecured Indebtedness of the Borrower (i) which does not have any scheduled principal payment (including any sinking fund requirement) prior to the Tranche D Term Maturity Date, (ii) which has pricing terms, covenants, representations and defaults, which, taken as a whole, are not more burdensome or restrictive on the Borrower than the pricing terms, covenants, representations and defaults provided in this Agreement and (iii) all the net proceeds of which are immediately applied to the prepayment of Term Loans pursuant to Section 2.8(c);

         (i) (i) Indebtedness of a Person that becomes a Restricted Subsidiary after the Closing Date as the result of an Investment permitted under clause (h) of Section 8.3, provided that (A) such Indebtedness existed at the time such Person became a Restricted Subsidiary and was not created in anticipation thereof, (B) such Indebtedness is not guaranteed in any respect by the Borrower or any other Restricted Subsidiary and (C) the aggregate amount of such Indebtedness and all Indebtedness outstanding under clause (j) immediately below shall not exceed $225,000,000 in the aggregate at any one time outstanding, and
(ii) any refinancing, refunding, renewal or extension of any Indebtedness specified in the immediately preceding clause (i), provided that (1) the principal amount of any such Indebtedness is not increased above the principal amount thereof outstanding immediately prior to such refinancing, refunding, renewal or extension (except to the extent otherwise permitted by this Section 8.4) and (2) the direct and contingent obligors with respect to such Indebtedness are not changed (except to the extent otherwise permitted by this Section 8.4);

         (j) (i) Indebtedness of the Borrower incurred to finance a Permitted Acquisition under clause (h) of Section 8.3, provided that the aggregate principal amount of Indebtedness incurred pursuant to this clause (j) and pursuant to clause (i) of Section 8.4 immediately above shall not exceed $225,000,000 in the aggregate at any one time outstanding and (ii) to the extent such Permitted Acquisition results in a Person becoming a Restricted Subsidiary and such Restricted Subsidiary executes a supplement to the Guaranty in accordance with the provisions of clause (h) of Section 8.3, Contingent Obligations of Guarantors in respect of guarantees of the Indebtedness described in the immediately preceding subclause (i);


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                                                                              83


         (k) Contingent Obligations incurred in the ordinary course of business in respect of obligations of customers, suppliers, franchisees and licensees; and

         (l) additional Indebtedness in an aggregate principal amount not to exceed $50,000,000 at any time outstanding.

         8.5. Restricted Payments. The Borrower shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding, or pay, prepay, purchase, redeem or defease principal of the Senior Subordinated Notes, and the Borrower shall not permit any Restricted Subsidiary to purchase, redeem or otherwise acquire for value any shares of any class of capital stock of the Borrower, any other Restricted Subsidiary (except shares thereof owned by the Borrower or any Restricted Subsidiary) or such Restricted Subsidiary (other than (i) of its shares held by the Borrower or any other Restricted Subsidiary and (ii) in pro rata redemption or repurchases of its common stock), as the case may be, now or hereafter outstanding (or any warrants, rights or options to acquire such shares), and the Borrower shall not permit any of its Restricted Subsidiaries to pay, prepay, purchase, redeem or defease principal of the Senior Subordinated Notes, except that, so long as before and after giving effect to any such payment no Event of Default or payment Default shall have occurred, the Borrower may:

         (a) declare and make dividends or other distributions payable solely in shares of its capital stock;

         (b) purchase, redeem or otherwise acquire (i) shares of Common Stock or warrants or options to acquire any such shares with the proceeds received from the substantially concurrent issuance of new shares of Common Stock and (ii) shares of Preferred Stock with a portion of the proceeds received from the substantially concurrent issuance of new shares of Common Stock in an aggregate amount not to exceed 50% of the proceeds received by the Borrower from such issuance;

         (c) redeem, defease or otherwise prepay or retire the Senior Subordinated Notes in an aggregate amount not to exceed at any time the sum of
(i) the aggregate amount of net cash proceeds in respect of equity contributions made to the Borrower after the Closing Date and prior to such time or issuances of equity of the Borrower after the Closing Date and prior to such time (other than, in any event, any proceeds of the Preferred Stock and equity contributions made in accordance with clause (d)(i) of Section 8.3 or used in accordance with clause (b) of this Section 8.5 or clause (i) of Section 8.3) plus (ii) the sum of (A) an amount equal to Cumulative Borrower's Excess Cash Flow, if any (to the extent not used in accordance with clause (i) of Section 8.3), plus (B) the aggregate amount of prepayments refused by Tranche B Term Lenders, Tranche C Term Lenders or Tranche D Term Lenders and retained by the Borrower in accordance with clause (ii)(D) of Section 2.8(d) prior to such time and not used in accordance with clause (i) of Section 8.3;

         (d) redeem or exchange in whole or in part any capital stock of the Borrower for another class of capital stock or rights to acquire such other class of capital stock of the Borrower, provided

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                                                                              84


that such other class of capital stock contains terms and provisions (taken as a whole) at least as advantageous to the Lenders as those contained in the capital stock redeemed or exchanged thereby;

         (e) repurchase shares of its capital stock (together with options or warrants in respect of any thereof) held by the officers, directors and employees of the Borrower (other than any Affiliate of Abarco and its successors and assigns), so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreements;

         (f) pay cash dividends not otherwise permitted hereunder, to the extent that (i) the Borrower shall have delivered to the Administrative Agent (A) financial statements prepared on a Pro Forma Basis for the period of four consecutive Fiscal Quarters ending with the Fiscal Quarter then last ended for which financial statements and the Compliance Certificate relating thereto have been delivered to the Administrative Agent pursuant to Sections 7.1 and 7.2 and
(B) a certificate of the Borrower executed by its chief financial officer demonstrating that the financial results reflected in such financial statements would (1) comply with the requirements of clauses (a) and (b) of Section 8.6 for the Fiscal Quarter in which such dividend is to be made and (2) satisfy a requirement that the ratio of Consolidated Total Debt as at the end of such period to Consolidated EBITDA for such period be less than 4.0 to 1.0 and (ii) the aggregate amount expended by the Borrower pursuant to this clause (f) shall not at any time exceed in the aggregate 50% of Cumulative Consolidated Net Income Available to Common Stockholders at such time.

         8.6.  Financial Covenants.  The Borrower shall not permit:

         (a) the ratio of Consolidated EBITDA for any Test Period ending on or about any date set forth below to Consolidated Interest Expense for such Test Period to be less than the ratio set forth opposite such date:

            Date                                             Ratio
            ----                                             -----

            March 31, 1997                                1.10 : 1.00

            June 30, 1997                                 1.10 : 1.00

            September 30, 1997                            1.40 : 1.00

            December 31, 1997                             1.40 : 1.00

            March 31, 1998                                1.40 : 1.00

            June 30, 1998                                 1.40 : 1.00

            September 30, 1998                            1.70 : 1.00

            December 31, 1998                             1.70 : 1.00

            March 31, 1999                                1.70 : 1.00

            June 30, 1999                                 1.70 : 1.00

            September 30, 1999                            2.00 : 1.00

            December 31, 1999                             2.00 : 1.00

            March 31, 2000                                2.00 : 1.00

            June 30, 2000                                 2.00 : 1.00

            September 30, 2000                            2.25 : 1.00
              and the last day of each
              December, March, June and
              September thereafter

         (b) the ratio of Consolidated EBITDA for any Test Period ending on or about any date set forth below to Consolidated Fixed Charges for such Test Period to be less than the ratio set forth opposite such date:

            Date                                             Ratio
            ----                                             -----

            September 30, 1997                            1.25 : 1.00
              and the last day of each
              December, March, June and
              September thereafter through
              June 30, 2000

            September 30, 2000                            1.35 : 1.00
              and the last day of each
              December, March, June and
              September thereafter

         (c) the ratio of Consolidated Total Debt as at the last day of any Test Period ending on or about any date set forth below to Consolidated EBITDA for such Test Period, determined on a Pro Forma Basis for each Acquisition consummated during such Test Period, to be greater than or equal to the ratio set forth opposite such date:

            Date                                             Ratio
            ----                                             -----

            September 30, 1997                            6.50 : 1.00

            December 31, 1997                             6.50 : 1.00

            March 31, 1998                                6.50 : 1.00

            June 30, 1998                                 6.50 : 1.00

            September 30, 1998                            5.50 : 1.00

            December 31, 1998                             5.50 : 1.00

            March 31, 1999                                5.50 : 1.00



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                                                                              86


            June 30, 1999                                 5.50 : 1.00

            September 30, 1999                            5.00 : 1.00

            December 31, 1999                             5.00 : 1.00

            March 31, 2000                                5.00 : 1.00

            June 30, 2000                                 5.00 : 1.00

            September 30, 2000                            4.50 : 1.00

            December 31, 2000                             4.50 : 1.00

            March 31, 2001                                4.50 : 1.00

            June 30, 2001                                 4.50 : 1.00

            September 30, 2001                            4.00 : 1.00
              and the last day of each
              December, March, June and
              September thereafter

         8.7. Capital Expenditures. (a) The Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make any Capital Expenditures that would cause the aggregate amount of all Capital Expenditures made by the Borrower and its Restricted Subsidiaries in (i) the 1997 Fiscal Year of the Borrower to exceed $35,000,000 and (ii) the 1998 Fiscal Year of the Borrower and each Fiscal Year thereafter to exceed an amount equal to 5% of the consolidated net sales of the Borrower and its Restricted Subsidiaries for the immediately preceding Fiscal Year, provided that, in determining such consolidated net sales, (A) the net sales of any business or Person acquired by the Borrower or any Restricted Subsidiary during such immediately preceding Fiscal Year pursuant to a Permitted Acquisition shall be determined as if such business or Person had been so acquired on the first day of such immediately preceding Fiscal Year and
(B) the net sales of any business or Person sold or otherwise disposed of by the Borrower and its Restricted Subsidiaries during such immediately preceding Fiscal Year shall be eliminated from such consolidated net sales, in each case based on assumptions believed by the Borrower in good faith to be reasonable.

         (b) Notwithstanding anything to the contrary contained in clause (a) above, the Borrower and its Restricted Subsidiaries may in any Fiscal Year make Capital Expenditures (in addition to the Capital Expenditures permitted to be made pursuant to clause (a) above) equal to an aggregate amount equal to 5% of the excess, if any, of (i) the increase (if any) in consolidated net sales of the Borrower and its Restricted Subsidiaries for such Fiscal Year attributable to businesses and Persons acquired during such Fiscal Year pursuant to Permitted Acquisitions over (ii) the decrease (if any) in such consolidated net sales attributable to businesses and Persons sold or otherwise disposed of by the Borrower and its Restricted Subsidiaries during such Fiscal Year.

         (c) Notwithstanding anything to the contrary contained in clauses (a) and (b) above, to the extent that Capital Expenditures made by the Borrower and its Restricted Subsidiaries during any Fiscal Year are less than the maximum amount permitted to be made for such Fiscal Year pursuant to clauses (a) and (b) above, 100% of such unused amount (each such amount, a "carry-forward amount") may be carried forward to the immediately succeeding Fiscal Year and utilized to make Capital Expenditures in such succeeding Fiscal Year in the event the amount permitted pursuant to clauses (a) and (b) in such succeeding Fiscal Year have been used (it being understood and agreed that no carry- forward amount may be carried forward beyond the Fiscal Year immediately succeeding the Fiscal Year in which it arose and that no portion of the carry-forward amount available for any Fiscal Year may be used until the entire amount of Capital Expenditures permitted to be made in such Fiscal Year (without giving effect to such carry-forward amount) shall be made).

         8.8. Amendments. The Borrower shall not amend or modify, and shall not permit or suffer to exist the amendment or other modification of, the Senior Subordinated Notes, the Senior Subordinated Indenture or the certificate of designation for the Preferred Stock in a manner materially adverse to the Lenders.

                                   ARTICLE IX

                                EVENTS OF DEFAULT

         9.1. Event of Default. Any of the following shall constitute an "Event of Default":

         (a) Non-Payment. The Borrower fails to make (i) when and as required to be made herein, payments of any amount of principal of any Loan or Acceptance or
(ii) within five days after the same becomes due, payment of any interest, fee or any other amount payable hereunder or under any other Loan Document; or

         (b) Representation or Warranty. Any representation or warranty by the Borrower or any Restricted Subsidiary made or deemed made herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement by the Borrower, any Restricted Subsidiary or any Responsible Officer, furnished at any time under this Agreement or in or under any other Loan Document, is incorrect in any material respect on or as of the date made or deemed made; or

         (c) Specific Defaults. The Borrower fails to perform or observe any term, covenant or agreement contained in any of clause (a)(i) of Section 7.3 or Sections 8.2 through 8.8 or Section 8 of the Pledge Agreement; or

         (d) Other Defaults. The Borrower fails to perform or observe any term, covenant or agreement contained in Section 8.1 and such default shall continue unremedied for 10 days after the date upon which a Responsible Officer of the Borrower has actual knowledge or receives written notice thereof; or the Borrower or any other Obligor fails to perform or observe any other term or covenant contained in this Agreement or any other Loan Document to which it is a party, and such default shall continue unremedied for a period of 30 days after the date upon which written notice thereof is received by the Borrower or such Obligor, as applicable, from the Administrative Agent or the Majority Lenders; or

         (e) Cross-Default. The Borrower or any of its Restricted Subsidiaries
(i) (A) fails to make any payment in respect of any Indebtedness (other than the Obligations or Indebtedness described in clause (c) of Section 8.4) when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise) and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure or (B) fails to perform or observe any other condition or covenant, or (except in the case of Indebtedness consisting of any Swap Contract) any other event shall occur or condition exist, under any agreement or instrument relating to any such Indebtedness, and such failure continues after the applicable grace or notice period, if any, specified in the relevant document on the date of such failure if the effect of such failure, event or condition is to cause, or to permit the holder or holders of such Indebtedness or beneficiary or beneficiaries of such Indebtedness (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, such Indebtedness to be declared to be due and payable prior to its stated maturity, or, in the case of Indebtedness consisting of Contingent Obligations, to become due and payable and (ii) the aggregate amount of such Indebtedness, together with the aggregate amount of all other Indebtedness in default for failure to make payment or the maturity of which has been declared, or could be so declared, to be so due and payable, equals or exceeds $20,000,000; or

         (f) Insolvency; Voluntary Proceedings. The Borrower or any Material Subsidiary (i) makes a general assignment for the benefit of creditors or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any, whether at stated maturity or otherwise; (ii) is adjudicated insolvent or bankrupt, or any order of relief or other order approving any such case or proceeding is entered; (iii) commences any Insolvency Proceeding with respect to itself; or (iv) takes any action to effectuate or authorize any of the foregoing; or

         (g) Involuntary Proceedings. (i) Any involuntary Insolvency Proceeding is commenced or filed against the Borrower or any Material Subsidiary, or any writ, judgment, warrant of attachment, execution or similar process is issued or levied against a substantial part of the Borrower's or any Material Subsidiary's properties, and any such proceeding or petition shall not be dismissed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded within 60 days after commencement, filing or levy; (ii) the Borrower or any Material Subsidiary admits the material allegations of a petition against it in any Insolvency Proceeding, or an order for relief (or similar order under non-U.S. law) is ordered in any Insolvency Proceeding; or (iii) the Borrower or any Material Subsidiary acquiesces in the appointment of a receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar Person for itself or a substantial portion of its property or business; or

         (h) ERISA. An ERISA Event shall occur with respect to a Pension Plan or Multiemployer Plan; or

         (i) Judgments. One or more judgments, orders, decrees or arbitration awards is entered against the Borrower or any of its Restricted Subsidiaries involving in the aggregate a liability (to the extent not paid or covered by insurance provided by a carrier that has not disputed coverage in writing) of $20,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 60 days after the entry thereof; or

         (j) Change of Control. There occurs any Change of Control; or

         (k) Collateral. Any material provision of the Pledge Agreement shall for any reason (other than as a result of acts or omissions of the Administrative Agent or any Lender) cease to create a valid security interest in the collateral purported to be covered thereby or any material provision of the Pledge Agreement or the Guaranty shall cease to be valid and binding on or enforceable against the Borrower or any other Obligor party thereto, or the Borrower or any other Obligor shall deny or disaffirm in writing its obligations under the Pledge Agreement or the Guaranty.

         9.2. Remedies. If any Event of Default occurs, the Administrative Agent shall, at the request of, or may, with the consent of, the Majority Lenders:

         (a) declare the commitment of each Lender to make Loans, any obligation of the Swing Line Lender to make Swing Line Loans and any obligation of the Fronting Lender to Issue Letters of Credit or create Acceptances to be terminated, whereupon such commitments shall be terminated;

         (b) (i) declare an amount equal to the sum of (x) the aggregate face amount of all unmatured Acceptances and (y) the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled at such time to present, the drafts or other documents required to draw under such Letters of Credit) to be immediately due and payable, the Borrower being obligated to cash collateralize all such obligations immediately, and/or (ii) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, all without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; and/or

         (c) exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law; provided, however, that upon the occurrence of any event specified in clause (f) or (g) of Section 9.1 with respect to the Borrower (in the case of clause (g)(i), upon the expiration of the 60-day period mentioned therein), the obligation of each Lender to make Loans and any obligation of the Fronting Lender to Issue Letters of Credit or create Acceptances shall automatically terminate and the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid and an amount equal to the sum of (x) the aggregate face amount of all unmatured Acceptances and (y) the maximum aggregate amount that is or at any time thereafter may become available for drawing under any outstanding Letters of Credit (whether or not any beneficiary shall have presented, or shall be entitled to present, the drafts or other documents required to draw under such Letter of Credit) shall automatically become immediately due and payable (the Borrower being automatically immediately obligated to cash collateralize all such Obligations) without further act of the Administrative Agent, the Fronting Lender or any Lender.

         9.3. Rights Not Exclusive. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                    ARTICLE X

                                   THE AGENTS

         10.1. Appointment and Authorization; "Administrative Agent". (a) Each Lender hereby irrevocably (subject to Section 10.9) appoints, designates and authorizes the Administrative Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent or any other Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent or any other Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Administrative Agent or any other Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties.

         (b) Each Revolving Lender hereby irrevocably (subject to Section 10.9) appoints the Fronting Lender to act on behalf of the Revolving Lenders with respect to any Letters of Credit Issued by it, any Acceptances created by it and the documents associated therewith until such time and except for so long as the Administrative Agent may agree at the request of the Majority Lenders to act for such Fronting Lender with respect thereto; provided, however, that the Fronting Lender shall have all of the benefits and immunities (i) provided to the Administrative Agent in this Article X with respect to any acts taken or omissions suffered by the Fronting Lender in connection with Letters of Credit Issued by it or proposed to be Issued by it, Acceptances created by it or proposed to be created by it and the application and agreements for letters of credit pertaining to the Letters of Credit as fully as if the term "Administrative Agent," as used in this Article X, included the Fronting Lender with respect to such acts or omissions and (ii) as additionally provided in this Agreement with respect to the Fronting Lender.

         10.2. Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The

Administrative Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

         10.3. Limitation on Liability of Agents and Agent-Related Persons. None of the Agents or Agent-Related Persons shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct) or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or any other Agent under or in connection with, this Agreement or any other Loan Document, or for the value of or title to any collateral security, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent or Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

         10.4. Reliance by Administrative Agent. (a) The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

         (b) For purposes of determining compliance with the conditions specified in Section 5.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender.

         10.5. Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Administrative Agent for the account

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                                                                              92


of the Lenders, unless the Administrative Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Administrative Agent will notify the Lenders of its receipt of any such notice. The Administrative Agent shall, subject to the provisions of this
Article X, take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Article IX (other than any such action which may conflict with applicable law); provided, however, that unless and until the Administrative Agent has received any such request, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders (except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of Majority Lenders).

         10.6. Credit Decision. Each Lender acknowledges that none of the Agents or Agent-Related Persons has made any representation or warranty to it, and that no act by the Agents hereinafter taken, including any review of the affairs of the Borrower and its Subsidiaries, shall be deemed to constitute any representation or warranty by any Agent or Agent-Related Person to any Lender. Each Lender represents to each Agent that it has, independently and without reliance upon any Agent or Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries, the value of and title to any collateral security, and all applicable Lender regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender also represents that it will, independently and without reliance upon any Agent or Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agents, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower which may come into the possession of any of the Agents or Agent-Related Persons.

         10.7. Indemnification of Agents and Agent-Related Persons. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agents and Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), in accordance with its Total Percentage or, if indemnification is sought after Commitments are terminated or expire, the Total Percentages in effect immediately prior to such termination or expiration, or, if indemnification or reimbursement is sought after Loans are paid in full, the Total Percentages in effect immediately prior thereto from and against any and all Indemnified Liabilities; provided, however, that no Lender shall be liable for the payment to the Agents or Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each

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                                                                              93


Lender shall reimburse the Agents upon demand for its ratable share, in accordance with its Total Percentage or, if reimbursement is sought after the commitments have terminated or expired, the Total Percentages in effect immediately prior to such termination or expiration or, if indemnification or reimbursement is sought after Loans are paid in full, the Total Percentages in effect immediately prior thereto of any costs or out-of-pocket expenses (including legal costs and expenses) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document or any document contemplated by or referred to herein, to the extent that the Administrative Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Administrative Agent.

         10.8. Agents in Individual Capacity. Each Agent-Related Person may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though the applicable Agent-Related Person were not the Administrative Agent, Documentation Agent, Syndication Agent or Fronting Lender hereunder or in connection herewith and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, Agent-Related Persons may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that each such Agent-Related Person shall be under no obligation to provide such information to them. With respect to its Loans, the applicable Agent-Related Person shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Administrative Agent, Documentation Agent, Syndication Agent or Fronting Lender, as the case may be, and the terms "Lender" and "Lenders" include the applicable Agent-Related Person in its individual capacity.

         10.9. Successor Administrative Agent. The Administrative Agent may resign as Administrative Agent upon 30 days' notice to the Lenders. If the Administrative Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrower, which approval shall not be unreasonably withheld. If no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Agents, the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent and the term "Administrative Agent" shall mean such successor agent and the retiring Administrative Agent's appointment, powers and duties as Administrative Agent shall be terminated. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X and Sections
11.4 and 11.5 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement. If no successor agent has accepted appointment as Administrative Agent by the date which is 30 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the

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                                                                              94


Lenders shall perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

         10.10. Withholding Tax. (a) If any Lender claims exemption from, or reduction of, withholding tax under a United States tax treaty by providing IRS Form 1001 pursuant to clause (i) of Section 4.1(d) and such Lender sells, assigns, grants a participation in or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Administrative Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Administrative Agent will treat such Lender's IRS Form 1001 as no longer valid.

         (b) If any Lender claiming exemption from United States withholding tax by providing IRS Form 4224 to the Administrative Agent sells, assigns, grants a participation in or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

         (c) If any Lender is entitled to a reduction in the applicable withholding tax, the Administrative Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. However, if the forms or other documentation required by clause (i) of Section 4.1(d) are not delivered to the Administrative Agent, then the Administrative Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax imposed by Sections 1441 and 1442 of the Code, without reduction.

         (d) If the IRS or any other Governmental Authority of the United States or other jurisdiction asserts a claim that the Administrative Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Administrative Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Administrative Agent under this Section, together with all costs and expenses (including legal costs and expenses). The obligation of the Lenders under this clause shall survive the payment of all Obligations and the resignation or replacement of the Administrative Agent.

         10.11. Collateral Matters. (a) The Administrative Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any collateral security or the Pledge Agreements which may be necessary to perfect and maintain perfected the security interest in and Liens upon the collateral security granted pursuant to the Loan Documents.


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                                                                              95


         (b) The Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release (i) any security interest or Lien granted to or held by the Administrative Agent upon any collateral security (A) upon termination of the Commitments and Letters of Credit, the maturity of the Acceptances and payment in full in cash of all principal of and interest on the Loans, all fees payable pursuant to Sections 2.11 and 11.4, all Special Facility Obligations (including interest thereon) and all other fees, costs and expenses that are payable under this Agreement or under any other Loan Document and have been invoiced (in which case the Lenders hereby authorize the Administrative Agent to execute, and the Administrative Agent agrees to execute, reasonable releases in connection with this Agreement (other than, in any event, as to items stated to survive the termination of this Agreement)); (B) constituting property sold or to be sold or disposed of as part of or in connection with any disposition permitted hereunder; (C) constituting property in which the Borrower or any Subsidiary of the Borrower owned no interest at the time the security interest and/or Lien was granted or at any time thereafter; (D) consisting of an instrument evidencing Indebtedness or other debt instrument, if the Indebtedness evidenced thereby has been paid in full; or (E) if approved, authorized or ratified in writing by the Majority Lenders or, if required by Section 11.1, the Supermajority Lenders or each Lender, as applicable, and (ii) any Guarantor from its obligations under the Guaranty in the event such Guarantor is not required to be a Guarantor pursuant to the terms of this Agreement. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent's authority to release particular types or items of collateral security pursuant to this Section.

         10.12. Copies, etc. The Administrative Agent shall give prompt notice to each Lender of each notice of request required to be given to the Administrative Agent by the Borrower pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Administrative Agent will distribute to each Lenders each document or instrument received and copies of all other communications received by the Administrative Agent in each case from the Borrower for distribution to the Lenders by the Administrative Agent in accordance with the terms of this Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

         11.1. Amendments and Waivers. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Borrower and Majority Lenders and notified to the Administrative Agent (or signed by the Borrower and the Administrative Agent at the written request of Majority Lenders) and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that, in addition:

         (a) no such waiver, amendment or consent shall (i) forgive any principal of any Loan or extend the final scheduled maturity date of any Loan (it being understood that any waiver or

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                                                                              96


amendment of any installment or prepayment or the method of application of any prepayment to the amortization of the Obligations shall not constitute such an extension), or forgive any interest or reduce the stated rate or extend the scheduled time of payment of any interest or fee payable hereunder (other than as a result of waiving the applicability of any post-default increase in interest rates) or extend the final expiration date of any Lender's Commitments or increase the aggregate amount of the Commitments of any Lender, in each case without the consent of the Lender holding such Loan, to whom such interest or fee is payable or having such Commitments, or (ii) amend, modify or waive any provision of this Section 11.1 or reduce the percentages specified in the definitions of the terms "Majority Lenders", "Majority Tranche A Term and Revolving Lenders", "Majority Tranche B, C and D Term Lenders", "Supermajority Tranche A Term and Revolving Lenders" or "Supermajority Tranche B, C and D Term Lenders", or consent to the assignment or transfer by the Borrower of its rights and obligations under any Loan Document to which it is a party, in each case without the consent of each Lender directly and adversely affected thereby, or
(iii) change any Revolving Commitment to any other Commitment (other than a Tranche A Term Commitment), change any Tranche A Term Commitment to any other Commitment (other than a Revolving Commitment) or change any Tranche B Term Commitment, Tranche C Term Commitment or Tranche D Term Commitment to any other Commitment, in each case without the consent of each Lender directly and adversely affected thereby, or (iv) decrease the relative proportion of any mandatory prepayment to be received by the Lenders holding Tranche A Term Loans, or extend any scheduled maturity date of any installment (other than the final installment, as to which clause (a)(i) above is also applicable) of any Tranche A Term Loans, without the consent of the Majority Tranche A Term and Revolving Lenders, or (v) decrease the relative proportion of any mandatory prepayment to be received by the Lenders holding Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, or extend any scheduled maturity date of any installment (other than the final installment, as to which clause (a)(i) above is also applicable) of any Tranche B Term Loans, Tranche C Term Loans or Tranche D Term Loans, in each case without the consent of the Majority Tranche B, C and D Term Lenders, or (vi) release all or substantially all the collateral security provided under the Loan Documents without the consent of (A) the Supermajority Tranche A Term and Revolving Lenders and (B) the Supermajority Tranche B, C and D Term Lenders;

         (b) no amendment, waiver or consent shall, unless in writing and signed by the Fronting Lender (in addition to the Lenders required under this Section to sign such amendment, waiver or consent), adversely affect the rights or duties of the Fronting Lender under this Agreement, any Letter of Credit, any Acceptance or any other document relating to any Letter of Credit Issued or to be Issued by it or any Acceptance created or to be created by it;

         (c) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent (in addition to the Lenders required under this Section to sign such amendment, waiver or consent), adversely affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and

         (d) the Fee Letter may not be amended, nor may the rights or privileges thereunder be waived, except in a writing executed by the parties thereto.



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                                                                              97


         11.2. Notices. (a) Except to the extent otherwise expressly provided herein, all notices, requests, consents, approvals, waivers and other communications shall be in writing (including, unless the context expressly otherwise provides, by facsimile transmission, provided that any matter transmitted to or by the Borrower by facsimile (i) shall be immediately confirmed by a telephone call to the recipient at the number specified on
Schedule 11.2 and (ii) shall be followed promptly by delivery of a hard copy original thereof) and mailed, faxed or delivered to the address or facsimile number specified for notices on Schedule 11.2; or, as directed to the Borrower or the Administrative Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as directed to any other party, at such other address as shall be designated by such party in a written notice to the Borrower and the Administrative Agent.

         (b) All such notices, requests and communications shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, except that notices pursuant to Articles II, III or Article X to the Administrative Agent shall not be effective until actually received by the Administrative Agent, and notices pursuant to Article III to the Fronting Lender shall not be effective until actually received by the Fronting Lender at the address specified for the "Fronting Lender" on Schedule 11.2.

         (c) Any agreement of the Administrative Agent and the Lenders herein to receive certain notices by telephone or facsimile is solely for the convenience and at the request of the Borrower. The Administrative Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Borrower to give such notice and the Administrative Agent and the Lenders shall not have any liability to the Borrower or any other Person on account of any action taken or not taken by the Administrative Agent or the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Borrower to repay the Loans and Special Facility Obligations shall not be affected in any way or to any extent by any failure by the Administrative Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Administrative Agent and the Lenders of a confirmation which is at variance with the terms understood by the Administrative Agent and the Lenders to be contained in the telephonic or facsimile notice.

         11.3. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. All remedies provided in this Agreement are cumulative, and not exclusive of other remedies, at law or otherwise.

         11.4. Costs and Expenses. The Borrower shall:

         (a) pay or reimburse each Agent, the Swing Line Lender and the Fronting Lender, as the case may be (subject to clause (e) of Section 5.1) promptly for all reasonable and documented costs and expenses incurred by such Person in connection with the development, preparation, delivery, execution and closing of, and all reasonable and documented costs and expenses incurred by such Person in connection with the administration and any amendment, supplement, waiver or smodification to (in each case, whether or not consummated), this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, and the consummation of the transactions contemplated hereby and thereby, including the reasonable and documented fees, costs and expenses of outside counsel incurred by such Person with respect thereto; and

         (b) pay or reimburse each Agent and each Lender promptly for all reasonable and documented costs and expenses, including reasonable and documented legal fees, costs and expenses, incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies under this Agreement or any other Loan Document during the existence of an Event of Default or after acceleration of the Loans (including in connection with any "workout" or restructuring regarding the Loans, and including in any Insolvency Proceeding or appellate proceeding).

         11.5. Borrower Indemnification. (a) Whether or not the transactions contemplated hereby are consummated, the Borrower shall indemnify, defend and hold each Agent, each Agent-Related Person, each Lender and each of their respective officers, directors, trustees, employees and agents (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including reasonable and documented legal fees, costs and expenses) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans, the termination of the Letters of Credit, the maturity of the Acceptances and the termination, resignation or replacement of the Administrative Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including any Insolvency Proceeding or appellate proceeding) related to or arising out of this Agreement or the Loans, Letters of Credit, the Acceptances or the use of the proceeds thereof, whether or not the Borrower or any Affiliate of the Borrower or any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting from the gross negligence or willful misconduct of such Indemnified Person or disputes among the Administrative Agent, the Lenders and/or their transferees. The agreements in this Section shall survive payment of all other Obligations.

         (b) Survival. The obligations in this Section shall survive payment of all other Obligations.

         11.6. Marshalling; Payments Set Aside. Neither the Administrative Agent nor the Lenders shall be under any obligation to marshall any assets in favor of the Borrower or any other Person or against or in payment of any or all of the Obligations. To the extent that the Borrower makes a payment to the Administrative Agent or the Lenders, or the Administrative Agent or the Lenders exercise their right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any Insolvency Proceeding or otherwise, then (a) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its Pro Rata Share of any amount so recovered from or repaid by the Administrative Agent.

         11.7. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         11.8. Assignments, Participations, etc. (a) Any Lender may, with the prior written consent of the Borrower and the Administrative Agent and, in the case of Revolving Commitments and Special Facility Obligations, the Fronting Lender, which consents shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no consent of the Borrower shall be required in connection with any assignment and delegation by a Lender to an Eligible Assignee that is an Affiliate of such Lender) all or any part of the Revolving Loans, the Tranche A Term Loans, the Tranche B Term Loans, the Tranche C Term Loans, the Tranche D Term Loans, the Revolving Commitments and the Special Facility Obligations and the other rights and obligations of such Lender hereunder, in a minimum amount of the lesser of $5,000,000 (or such lesser amount as may be agreed to by the Borrower and the Administrative Agent in their sole and absolute discretion) and the full remaining amount of such Lender's Revolving Loans, Tranche A Term Loans, Trance B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Commitments or Special Facility Obligations (except that no such minimum shall be applicable on an assignment to a Lender or an Affiliate of a Lender); provided, however, that the Borrower and the Administrative Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Eligible Assignee until
(i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Eligible Assignee, shall have been given to the Borrower and the Administrative Agent by such Lender and the Eligible Assignee; (ii) such Lender and its Eligible Assignee shall have delivered to the Borrower and the Administrative Agent an Assignment and Acceptance substantially in the form of Exhibit J ("Assignment and Acceptance") together with any Note or Notes subject to such assignment and (iii) the assignor Lender or Eligible Assignee has paid to the Administrative Agent a registration and processing fee in the amount of $3,000.

         (b) Upon the request of the Eligible Assignee, solely to facilitate the pledge or assignment of its Loans to any Federal Reserve Bank, the Borrower shall issue Notes to the Eligible Assignee. Upon the request of the assignor Lender, if applicable, solely to facilitate the pledge or assignment of its Loans to any Federal Reserve Bank, the Borrower shall issue a reduced Note to such assignor in exchange and replacement for its then existing Note.

         (c) The Administrative Agent, on behalf of the Borrower, shall maintain at the address of the Administrative Agent specified on Schedule 11.2 (or at such other address as may be designated by the Administrative Agent from time to time in accordance with Section 11.2) a copy of each

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                                                                             100


Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of the Loans owing to each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee (and consented to by the Administrative Agent and, in the case of Revolving Commitments and Special Facility Obligations, by the Fronting Lender and, in the case of an Eligible Assignee that is not an Affiliate of the assigning Lender, by the Borrower (in each case such consent not to be unreasonably withheld)) together with payment to the Administrative Agent of the registration and processing fee described in clause (a)(iii), the Administrative Agent shall record the information contained therein in the Register and give notice of such acceptance and recordation to the Lenders and the Borrower. Immediately upon the recordation of such information in the Register, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom, and
(i) the Eligible Assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

         (e) Any Lender may at any time sell to one or more commercial Lenders or other Persons not Affiliates of the Borrower (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "Originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the Originating Lender's obligations under this Agreement shall remain unchanged, (ii) the Originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower, the Fronting Lender and the Administrative Agent shall continue to deal solely and directly with the Originating Lender in connection with the Originating Lender's rights and obligations under this Agreement and the other Loan Documents and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require the consent of the Originating Lender as an affected Lender as described in clause (a)(i) of Section 11.1. In the case of any such participation, the Participant shall be entitled to the benefit of Sections 4.1, 4.3 and 11.5 as though it were also a Lender hereunder, but shall not be entitled to any greater amount than would be payable to the original Lender if no participation had been made and if amounts outstanding under

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                                                                             101


this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

         (f) Subject to Section 11.9, the Borrower authorizes each Lender to disclose to any Eligible Assignee or Participant (each, a "Transferee") and any prospective Transferee any and all financial information in such Lender's possession concerning the Borrower and its Affiliates that has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender's credit evaluation of the Borrower and its Affiliates prior to such Transferee or prospective Transferee becoming a party to this Agreement; provided, however, that neither the Administrative Agent nor any Lender shall provide to any Transferee or prospective Transferee any of the Confidential Information unless such person shall have previously executed a confidentiality agreement containing substantially similar terms to the terms specified in Section 11.9.

         (g) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and the Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR ss.203.14, or any successor thereto, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         11.9. Confidentiality. Each Lender agrees to maintain, in accordance with its customary procedures for handling confidential information, the confidentiality of all information provided to it by or on behalf of the Borrower or any Subsidiary, or by the Administrative Agent on the Borrower's or such Subsidiary's behalf, under this Agreement or any other Loan Document ("Confidential Information"), and neither it nor any of its Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents or in connection with other business now or hereafter existing or contemplated with the Borrower or any Subsidiary, except to the extent such information (i) was or becomes generally available to the public other than as a result of disclosure by the Lender or (ii) was or becomes available on a non-confidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Lender; provided, however, that any Lender may disclose such information (A) at the request or pursuant to any requirement of any Governmental Authority to which the Lender is subject or in connection with an examination of such Lender by any such Authority; (B) pursuant to subpoena or other court process; (C) when required to do so in accordance with the provisions of any applicable Requirement of Law; (D) to the extent reasonably required in connection with any litigation or proceeding to which the Administrative Agent, any Lender or their respective Affiliates may be party;
(E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (F) to such Lender's independent auditors and other professional advisors who have been advised that such information is confidential pursuant to this Section 11.9; (G) to any Participant or Assignee, actual or potential, provided that such Person shall have agreed in writing to keep such information confidential to the

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                                                                             102


same extent required of the Lenders hereunder; and (H) to its Affiliates who have been advised that such information is confidential pursuant to this Section
11.9. Unless prohibited by applicable law or court order, each Lender and the Administrative Agent shall notify the Borrower of any request by any Governmental Authority (other than any request in connection with an examination of the financial condition of such Lender) for disclosure of Confidential Information prior to such disclosure; provided that in no event shall the Administrative Agent or any Lender be obligated to return any materials furnished by the Borrower or any of its Subsidiaries. This Section shall supersede any confidentiality letter or agreement with respect to the Borrower or the Facilities entered into prior to the date hereof.

         11.10. Set-off. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness, credits or claims (in each case, in any currency and whether direct or indirect, absolute or contingent, matured or unmatured) at any time owing by such Lender (or any branch or agency thereof) to or for the credit or the account of the Borrower against any and all Obligations then due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise). Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application.

         11.11. Notification of Addresses, Lending Offices, etc. Each Lender shall notify the Administrative Agent in writing of any changes in the address to which notices to the Lender should be directed, of addresses of any Lending Office, of payment instructions in respect of all payments to be made to it hereunder and of such other administrative information as the Administrative Agent shall reasonably request.

         11.12. Counterparts. This Agreement may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         11.13. Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

         11.14. No Third Parties Benefited. This Agreement is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, each Agent and the Agent-Related Persons, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

         11.15. Governing Law and Jurisdiction. (a) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE BORROWER, THE AGENTS AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE BORROWER, THE AGENTS AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. THE BORROWER, THE AGENTS AND THE LENDERS EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

         11.16. Waiver of Jury Trial. THE BORROWER, THE LENDERS AND THE AGENTS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN. THE BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENTS AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         11.17. Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the Borrower, the Lenders and the Agents, and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                        E&S HOLDINGS CORPORATION, as the
                                          Borrower


                                        By /s/ W. Michael Kipphut
                                          -----------------------------------
                                          Name: W. Michael Kipphut
                                          Title: Treasurer and Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION, as
                                          Administrative Agent


                                        By /s/ Eugene F. Martin
                                          -----------------------------------
                                          Name: Eugene F. Martin
                                          Title: Vice President


                                        MERRILL LYNCH CAPITAL
                                          CORPORATION, as Documentation Agent


                                        By /s/ E. T. Crook
                                          -----------------------------------
                                          Name: E. T. Crook
                                          Title: Vice President


                                        NATIONSBANK, N.A. (SOUTH), as
                                          Syndication Agent


                                        By /s/ Andrew M. Airheart
                                          -----------------------------------
                                          Name: Andrew M. Airheart
                                          Title: Senior Vice President

                                        Co-Agents:

                                        THE BANK OF NOVA SCOTIA


                                        By /s/ Frank F. Sandler
                                          -----------------------------------
                                            Name: Frank F. Sandler
                                            Title: Relationship Manager



                                        BANKERS TRUST COMPANY


                                        By /s/ Robert R. Teleseca
                                          -----------------------------------
                                            Name: Robert R. Telesca
                                            Title: Assistant Vice President



                                        CITIBANK, N.A.


                                        By /s/ Thomas W. Ng
                                          -----------------------------------
                                            Name: Thomas W. Ng
                                            Title: Attorney-in-Fact



                                        FLEET NATIONAL BANK


                                        By /s/ Paul Trefry
                                          -----------------------------------
                                            Name: Paul Trefry
                                            Title: Managing Director





                                        SOCIETE GENERALE


                                        By /s/ David Brunson
                                          -----------------------------------
                                            Name: David Brunson
                                            Title: First Vice President

                                        WELLS FARGO BANK, N.A.


                                        By /s/ David Neumann
                                          -----------------------------------
                                            Name: David Neumann
                                            Title: Vice President


                                        Lead Managers:
                                        --------------

                                        CIBC, INC.


                                        By /s/ Timothy E. Doyle
                                          -----------------------------------
                                            Name: Timothy E. Doyle
                                            Title: Authorized Signatory


                                        ROYAL BANK OF CANADA


                                        By /s/ Sheryl L. Greenberg
                                          -----------------------------------
                                            Name: Sheryl L. Greenberg
                                            Title: Manager


                                        FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA


                                        By /s/ T. M. Molitor
                                          -----------------------------------
                                            Name: T. M. Molitor
                                            Title: Vice President

                                        THE FUJI BANK, LIMITED
                                            NEW YORK BRANCH


                                        By /s/ Teiji Teramoto
                                          -----------------------------------
                                            Name: Teiji Teramoto
                                            Title: Vice President & Manager

                                        THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED


                                        By  /s/ Junri Oda
                                          -----------------------------------
                                            Name: Mr. Junri Oda
                                            Title: Senior Vice President &
                                                        Senior Manager


                                        LTCB TRUST COMPANY


                                        By /s/ John J. Sullivan
                                          -----------------------------------
                                            Name: John J. Sullivan
                                            Title: Executive Vice President


                                        Lenders:
                                        --------

                                        BANK OF AMERICA NATIONAL TRUST
                                            AND SAVINGS ASSOCIATION


                                        By /s/ Eugene F. Martin
                                          -----------------------------------
                                            Name: Eugene F. Martin
                                            Title: Vice President


                                        MERRILL LYNCH CAPITAL
                                            CORPORATION

                                        By /s/ E. T. Crook
                                          -----------------------------------
                                            Name: E. T. Crook
                                            Title: Vice President


                                        NATIONSBANK, N.A. (SOUTH)


                                        By /s/ Andrew M. Airheart
                                          -----------------------------------
                                            Name: Andrew M. Airheart
                                            Title: Senior Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By /s/ Frank F. Sandler
                                          -----------------------------------
                                            Name: Frank F. Sandler
                                            Title: Relationship Manager


                                        BANKERS TRUST COMPANY


                                        By /s/ Robert R. Telesca
                                          -----------------------------------
                                            Name: Robert R. Telesca
                                            Title: Assistant Vice President


                                        CITIBANK, N.A.


                                        By /s/ Thomas W. Ng
                                          -----------------------------------
                                            Name: Thomas W. Ng
                                            Title: Attorney-in-Fact


                                        FLEET NATIONAL BANK

                                        By /s/ Paul Trefry
                                          -----------------------------------
                                            Name: Paul Trefry
                                            Title: Managing Director


                                        SOCIETE GENERALE


                                        By /s/ David Brunson
                                          -----------------------------------
                                            Name: David Brunson
                                            Title: First Vice President


                                        WELLS FARGO BANK, N.A.


                                        By /s/ David Neumann
                                          -----------------------------------
                                            Name: David Neumann
                                            Title: Vice President


                                        CIBC, INC.


                                        By /s/ Timothy E. Doyle
                                          -----------------------------------
                                            Name: Timothy E. Doyle
                                            Title: Authorized Signatory


                                        ROYAL BANK OF CANADA


                                        By /s/ Sheryl L. Greenberg
                                          -----------------------------------
                                            Name: Sheryl L. Greenberg
                                            Title: Manager


                                        VAN KAMPEN AMERICAN CAPITAL
                                            PRIME RATE INCOME TRUST

                                        By /s/ Jeffrey W. Maillet
                                          -----------------------------------
                                            Name: Jeffrey W. Maillet
                                            Title: Senior Vice President &
                                                       Director


                                        FIRST UNION NATIONAL BANK OF
                                            NORTH CAROLINA


                                        By /s/ T. M. Molitor
                                          -----------------------------------
                                            Name: T. M. Molitor
                                            Title: Vice President


                                        THE FUJI BANK, LIMITED
                                            NEW YORK BRANCH


                                        By /s/ Teiji Teramoto
                                          -----------------------------------
                                            Name: Teiji Teramoto
                                            Title: Vice President & Manager


                                        THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED


                                        By /s/ Junri Oda
                                          -----------------------------------
                                            Name: Mr. Junri Oda
                                            Title: Senior Vice President &
                                                        Senior Manager


                                        LTCB TRUST COMPANY


                                        By /s/ John J. Sullivan
                                          -----------------------------------
                                            Name: John J. Sullivan
                                            Title: Executive Vice President

                                        MASSACHUSETTS MUTUAL LIFE
                                            INSURANCE COMPANY


                                        By /s/ Andrew C. Dickey
                                          -----------------------------------
                                            Name: Andrew C. Dickey
                                            Title: Managing Director


                                        OAK HILL SECURITIES FUND, L.P.

                                        By  Oak Hill Securities GenPar, L.P.,
                                                its General Partner

                                               By Oak Hill Securities MGP, Inc.,
                                                         its General Partner


                                                     By /s/ Scott Krase
                                                        ---------------
                                                        Name: Scott Krase
                                                        Title: Vice President


                                        PRIME INCOME TRUST


                                        By /s/ Rafael Scolari
                                          -----------------------------------
                                            Name: Rafael Scolari
                                            Title: V.P. Portfolio Manager


                                        PROTECTIVE LIFE INSURANCE
                                            COMPANY


                                        By /s/ James Dondero
                                          -----------------------------------
                                            Name: James Dondero
                                            Title: President Protective
                                                        Asset Management, L.L.C.

                                        ABN AMRO BANK N.V.


                                        By /s/ Steven Hipsman
                                          -----------------------------------
                                            Name: Steven Hipsman
                                            Title: Vice President


                                        By /s/ Robert Budnek
                                          -----------------------------------
                                            Name: Robert Budnek
                                            Title: Assistant Vice President


                                        BANK OF TOKYO -- MITSUBISHI TRUST
                                            COMPANY


                                        By /s/ D. C. McLaughlin
                                          -----------------------------------
                                            Name: D. C. McLaughlin
                                            Title: Assistant Vice President


                                        BANQUE PARIBAS


                                        By /s/ Duane P. Helkowski
                                          -----------------------------------
                                            Name: Duane P. Helkowski
                                            Title: Assistant Vice President


                                        By  /s/ Ann C. Pifer
                                          -----------------------------------
                                            Name: Ann C. Pifer
                                            Title: Vice President


                                        BAYBANK, N.A.


                                        By /s/ Kathi L. Donahue
                                          -----------------------------------
                                            Name: Kathi L. Donahue
                                            Title: Vice President

                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By /s/ Paul Travers
                                          -----------------------------------
                                            Name: Paul Travers
                                            Title: Vice President


                                        By /s/ Evon Contos
                                          -----------------------------------
                                            Name: Evon Contos
                                            Title: Vice President


                                        CAISSE NATIONALE DE CREDIT
                                            AGRICOLE


                                        By /s/ David Bouhl, F.V.P.
                                          -----------------------------------
                                            Name: David Bouhl, F.V.P.
                                            Title: Head of Corporate Banking
                                                        Chicago



                                        COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE


                                        By /s/ Brian O'Leary
                                          -----------------------------------
                                            Name: Brian O'Leary
                                            Title: Vice President


                                        By /s/ Sean Mounier
                                          -----------------------------------
                                            Name: Sean Mounier
                                            Title: First Vice President


                                        CREDIT LYONNAIS ATLANTA AGENCY


                                        By /s/ David M. Cawrse
                                          -----------------------------------

                                            Name: David M. Cawrse
                                            Title: Vice President


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By  /s/ Frederick S. Haddad
                                          -----------------------------------
                                            Name: Frederick S. Haddad
                                            Title: Senior Vice President


                                        THE DAI-ICHI KANGYO BANK, LTD.


                                        By /s/ Stephanie R. Rogers
                                          -----------------------------------
                                            Name: Stephanie R. Rogers
                                            Title: Vice President

                                        DLJ CAPITAL FUNDING, INC.


                                        By /s/ Stephen P. Hickey
                                          -----------------------------------
                                            Name: Stephen P. Hickey
                                            Title: Managing Director


                                        GOLDMAN SACHS CREDIT PARTNERS
                                            L.P.


                                        By /s/ Edward C. Frost
                                          -----------------------------------
                                            Name: Edward C. Frost
                                            Title: Authorized Signatory


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By /s/ Michele Swanson
                                          -----------------------------------
                                            Name: Michele Swanson
                                            Title: Authorized Signatory

                                        THE MITSUBISHI TRUST AND BANKING
                                            CORPORATION


                                        By /s/ Hachiro Hosoda
                                          -----------------------------------
                                            Name: Hachiro Hosoda
                                            Title: Senior Vice President


                                        NATIONAL CITY BANK


                                        By /s/ Timothy J. Lathe
                                          -----------------------------------
                                            Name: Timothy J. Lathe
                                            Title: Senior Vice President


                                        THE NIPPON CREDIT BANK, LTD.


                                        By /s/ Clifford Abramsky
                                          -----------------------------------
                                            Name: Clifford Abramsky
                                            Title: Senior Manager


                                        THE SAKURA BANK, LIMITED
                                            ATLANTA AGENCY


                                        By /s/ Hiroyasu Imanishi
                                          -----------------------------------
                                            Name: Hiroyasu Imanishi
                                            Title: V.P. & Senior Manager


                                        STATE STREET BANK AND TRUST
                                            COMPANY


                                        By /s/ Greg J. Mann
                                          -----------------------------------

                                            Name: Greg J. Mann
                                            Title: Vice President


                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By /s/ Charles D. Mires
                                          -----------------------------------
                                            Name: Charles D. Mires
                                            Title: Authorized Signatory


                                        By /s/ David A. Chalupnik
                                          -----------------------------------
                                            Name: David A. Chalupnik
                                            Title: Authorized Signatory
                                        INDOSUEZ CAPITAL ASSET ADVISORS,
                                            INC.


                                        By /s/ Andrew H. Marshak
                                          -----------------------------------
                                            Name: Andrew H. Marshak
                                            Title: Authorized Signatory


                                        By /s/ John G. Popp
                                          -----------------------------------
                                            Name: John G. Popp
                                            Title: President


                                        ING CAPITAL ADVISORS, INC., as Agent
                                            for Bank Syndication Account


                                        By /s/ Michael D. Hatley
                                          -----------------------------------
                                            Name: Michael D. Hatley
                                            Title: Vice President & Portfolio
                                                    Manager


                                        PILGRIM AMERICA PRIME RATE TRUST


                                        By /s/ Howard Tiffen
                                          -----------------------------------
                                            Name: Howard Tiffen

                                            Title: Senior Vice President


                                        PPM AMERICA, INC., as attorney in fact,
                                             on behalf of Jackson National Life
                                            Insurance Company


                                        By /s/ Michael DiRe
                                          -----------------------------------
                                            Name: Michael DiRe
                                            Title: Vice President/Head
                                                        High Yield Bank Loans


                                        CHL HIGH YIELD LOAN PORTFOLIO (a
                                            unit of Chase Manhattan Bank)


                                        By /s/ Richard W. Stewart
                                          -----------------------------------
                                            Name: Richard W. Stewart
                                            Title: Vice President